                                                                     Exhibit 4.1

                                                                  EXECUTION COPY



                              ARG FUNDING CORP. II,
                                    as Issuer


                                       and


                              THE BANK OF NEW YORK,
                                   as Trustee



                       ----------------------------------



                       AMENDED AND RESTATED BASE INDENTURE

                           Dated as of August 30, 2002



                       ----------------------------------




                          Rental Car Asset Backed Notes
                              (Issuable in Series)

                                TABLE OF CONTENTS


                                                                                                      PAGE
ARTICLE 1.          DEFINITIONS AND INCORPORATION BY REFERENCE..........................................1

         Section 1.1.        Definitions................................................................1

         Section 1.2.        Cross-References...........................................................1

         Section 1.3.        Accounting and Financial Determinations; No Duplication....................2

         Section 1.4.        Rules of Construction......................................................2

         Section 1.5.        Other Definitional Provisions..............................................2

ARTICLE 2.          THE NOTES...........................................................................3

         Section 2.1.        Designation and Terms of Notes.............................................3

         Section 2.2.        Notes Issuable in Series...................................................3

         Section 2.3.        Series Supplement for Each Series..........................................8

         Section 2.4.        Execution and Authentication..............................................11

         Section 2.5.        Form of Notes.............................................................12

         Section 2.6.        Registrar and Paying Agent................................................15

         Section 2.7.        Paying Agent to Hold Money in Trust.......................................15

         Section 2.8.        Noteholder List...........................................................17

         Section 2.9.        Transfer and Exchange.....................................................17

         Section 2.10.       Legending of Notes........................................................21

         Section 2.11.       Replacement Notes.........................................................22

         Section 2.12.       Notes Owned by ARG II.....................................................23

         Section 2.13.       Temporary Notes...........................................................23

         Section 2.14.       Cancellation..............................................................24

         Section 2.15.       Principal and Interest....................................................24

         Section 2.16.       Book-Entry Notes..........................................................25

         Section 2.17.       Notices to Clearing Agency................................................27

         Section 2.18.       Definitive Notes..........................................................27

         Section 2.19.       Tax Treatment.............................................................29

         Section 2.20.       CUSIP Numbers.............................................................29

ARTICLE 3.          SECURITY...........................................................................29

         Section 3.1.        Grant of Security Interest................................................29


         Section 3.2.        Certain Rights and Obligations of ARG II Unaffected.......................31

         Section 3.3.        Performance of Group III Leasing Company Related Documents................32

         Section 3.4.        Stamp, Other Similar Taxes and Filing Fees................................33

ARTICLE 4.          REPORTS............................................................................33

         Section 4.1.        Agreement of ARG II to Provide Reports and Instructions...................33

ARTICLE 5.          ALLOCATION AND APPLICATION OF GROUP III COLLECTIONS................................34

         Section 5.1.        Group III Collection Account..............................................34

         Section 5.2.        Group III Collections and Allocations.....................................35

         Section 5.3.        Determination of Monthly Interest.........................................36

         Section 5.4.        Determination of Monthly Principal........................................37

         Section 5.5.        Paired Series.............................................................37

ARTICLE 6.          DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS...........................................37

         Section 6.1.        Distributions in General..................................................37

         Section 6.2.        Optional Repurchase of Notes..............................................39

         Section 6.3.        Monthly Noteholders' Statement............................................39

         Section 6.4.        Annual Noteholders' Tax Statement.........................................39

ARTICLE 7.          REPRESENTATIONS AND WARRANTIES.....................................................40

         Section 7.1.        Existence and Power.......................................................40

         Section 7.2.        Corporate and Governmental Authorization..................................40

         Section 7.3.        Binding Effect............................................................40

         Section 7.4.        Financial Information; Financial Condition................................41

         Section 7.5.        Litigation................................................................41

         Section 7.6.        No ERISA Plan.............................................................41

         Section 7.7.        Tax Filings and Expenses..................................................41

         Section 7.8.        Disclosure................................................................42

         Section 7.9.        Investment Company Act; Securities Act....................................42

         Section 7.10.       Regulations T, U and X....................................................42

         Section 7.11.       No Consent................................................................42

         Section 7.12.       Solvency..................................................................43

         Section 7.13.       Ownership; Subsidiary.....................................................43

         Section 7.14.       Security Interests........................................................43


         Section 7.15.       Group III Leasing Company Related Documents and Group-Specific Leasing
                             Company Related Documents.................................................45

         Section 7.16.       Non-Existence of Other Agreements.........................................45

         Section 7.17.       Other Representations.....................................................45

ARTICLE 8.          COVENANTS..........................................................................46

         Section 8.1.        Payment of Notes..........................................................46

         Section 8.2.        Maintenance of Office or Agency...........................................46

         Section 8.3.        Information...............................................................46

         Section 8.4.        Payment of Obligations....................................................47

         Section 8.5.        Rule 144A Information Requirement.........................................47

         Section 8.6.        Conduct of Business and Maintenance of Existence..........................47

         Section 8.7.        Compliance with Laws......................................................47

         Section 8.8.        Inspection of Property, Books and Records.................................48

         Section 8.9.        Compliance with Related Documents.........................................48

         Section 8.10.       Notice of Defaults........................................................48

         Section 8.11.       Notice of Material Proceedings............................................49

         Section 8.12.       Further Requests..........................................................49

         Section 8.13.       Further Assurances........................................................49

         Section 8.14.       Liens.....................................................................50

         Section 8.15.       Other Indebtedness........................................................50

         Section 8.16.       Mergers...................................................................51

         Section 8.17.       Sales of  Assets..........................................................51

         Section 8.18.       Acquisition of Assets.....................................................51

         Section 8.19.       Dividends, Officers' Compensation, etc....................................51

         Section 8.20.       Name; Principal Office....................................................51

         Section 8.21.       Organizational Documents..................................................52

         Section 8.22.       Investments...............................................................52

         Section 8.23.       No Other Agreements; Approvals under Group III Leasing Company Related
                             Documents and Group-Specific Leasing Company Related Documents............52

         Section 8.24.       Other Business............................................................53

         Section 8.25.       Use of Proceeds of Notes..................................................53

         Section 8.26.       Maintenance of Separate Existence.........................................53


         Section 8.27.       No ERISA Plan.............................................................54

         Section 8.28.       Additional Leasing Companies..............................................54

ARTICLE 9.          AMORTIZATION EVENTS AND REMEDIES...................................................59

         Section 9.1.        Amortization Events.......................................................59

         Section 9.2.        Rights of the Trustee upon Amortization Event or Certain Other Events of
                             Default...................................................................60

         Section 9.3.        Other Remedies............................................................62

         Section 9.4.        Waiver of Past Events.....................................................62

         Section 9.5.        Control by Requisite Investors or Required Noteholders....................63

         Section 9.6.        Limitation on Suits.......................................................63

         Section 9.7.        Unconditional Rights of Holders to Receive Payment; Withholding Taxes.....64

         Section 9.8.        Collection Suit by the Trustee............................................64

         Section 9.9.        The Trustee May File Proofs of Claim......................................64

         Section 9.10.       Priorities................................................................65

         Section 9.11.       Undertaking for Costs.....................................................65

         Section 9.12.       Rights and Remedies Cumulative............................................65

         Section 9.13.       Delay or Omission Not Waiver..............................................65

         Section 9.14.       Reassignment of Surplus...................................................66

ARTICLE 10.         THE TRUSTEE........................................................................66

         Section 10.1.       Duties of the Trustee.....................................................66

         Section 10.2.       Rights of the Trustee.....................................................68

         Section 10.3.       Individual Rights of the Trustee..........................................69

         Section 10.4.       Notice of Amortization Events and Potential Amortization Events...........69

         Section 10.5.       Compensation..............................................................69

         Section 10.6.       Replacement of the Trustee................................................70

         Section 10.7.       Successor Trustee by Merger, etc..........................................71

         Section 10.8.       Eligibility Disqualification..............................................71

         Section 10.9.       Appointment of Co-Trustee or Separate Trustee.............................72

         Section 10.10.      Representations and Warranties of Trustee.................................73

         Section 10.11.      ARG II Indemnification of the Trustee.....................................74

         Section 10.12.      Trustee's Application for Instructions from ARG II........................74


ARTICLE 11.         DISCHARGE OF INDENTURE.............................................................75

         Section 11.1.       Termination of ARG II's Obligations.......................................75

         Section 11.2.       Application of Trust Money................................................76

         Section 11.3.       Repayment to ARG II.......................................................76

ARTICLE 12.         AMENDMENTS.........................................................................77

         Section 12.1.       Without Consent of the Noteholders........................................77

         Section 12.2.       With Consent of the Noteholders...........................................78

         Section 12.3.       Supplements...............................................................79

         Section 12.4.       Revocation and Effect of Consents.........................................79

         Section 12.5.       Notation on or Exchange of Notes..........................................80

         Section 12.6.       The Trustee to Sign Amendments, etc.......................................80

ARTICLE 13.         MISCELLANEOUS......................................................................80

         Section 13.1.       Notices...................................................................80

         Section 13.2.       Communication by Noteholders With Other Noteholders.......................82

         Section 13.3.       Certificate and Opinion as to Conditions Precedent........................82

         Section 13.4.       Statements Required in Certificate........................................82

         Section 13.5.       Rules by the Trustee......................................................82

         Section 13.6.       No Recourse Against Others................................................82

         Section 13.7.       Duplicate Originals.......................................................83

         Section 13.8.       Benefits of Indenture.....................................................83

         Section 13.9.       Payment on Business Day...................................................83

         Section 13.10.      Governing Law.............................................................83

         Section 13.11.      Successors................................................................83

         Section 13.12.      Severability..............................................................83

         Section 13.13.      Counterpart Originals.....................................................84

         Section 13.14.      Table of Contents, Headings, etc..........................................84

         Section 13.15.      Termination; Group III Collateral.........................................84

         Section 13.16.      No Bankruptcy Petition Against ARG II.....................................84

         Section 13.17.      No Recourse...............................................................85

                  AMENDED AND RESTATED BASE INDENTURE, dated as of August 30, 2002, between ARG FUNDING CORP. II, a special purpose corporation established under the laws of Delaware, as issuer ("ARG II"), and The Bank of New York, a New York banking corporation, as trustee (in such capacity, the "TRUSTEE").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the parties hereto have entered into that certain Base Indenture, dated as of May 6, 2002 (the "ORIGINAL BASE INDENTURE");

                  WHEREAS, SECTION 12.2 of the Original Base Indenture permits ARG II and the Trustee, any applicable Enhancement Provider and the Requisite Investors to enter into one or more indentures supplemental to the Original Base Indenture; and

                  WHEREAS, the parties hereto desire to amend and restate the Original Base Indenture; and

                  WHEREAS, ARG II has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of one or more series of Rental Car Asset Backed Notes (the "NOTES"), issuable as provided in this Indenture; and

                  WHEREAS, all things necessary to make this Base Indenture a legal, valid and binding agreement of ARG II, enforceable in accordance with its terms, have been done, and ARG II proposes to do all the things necessary to make the Notes, when executed by ARG II and authenticated and delivered by the Trustee hereunder and duly issued by ARG II, the legal, valid and binding obligations of ARG II as hereinafter provided.

                  NOW, THEREFORE, the parties hereto agree that the Original Base Indenture shall be and hereby is amended and restated in its entirety to read as follows:

                                   ARTICLE 1

                  DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.1. DEFINITIONS.

                  Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as SCHEDULE I (the "DEFINITIONS LIST"), as such Definitions List may be amended, restated, supplemented or modified from time to time in accordance with the provisions hereof.

                  SECTION 1.2. CROSS-REFERENCES.

                  Unless otherwise specified, references in this Indenture and in each other Related Document to any Article or Section are references to such

Article or Section of this Indenture or such other Related Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                  SECTION 1.3. ACCOUNTING AND FINANCIAL DETERMINATIONS; NO DUPLICATION.

                  Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Indenture, in accordance with GAAP applied on a consistent basis. When used herein, the term "financial statement" shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Related Documents shall be made without duplication.

                  SECTION 1.4. RULES OF CONSTRUCTION.

                  In this Indenture, unless the context otherwise requires:

                           (i) "or" is not exclusive;

                           (ii) the singular includes the plural and vice versa;

                           (iii) reference to any Person includes such Person's
                  successors and assigns but, if applicable, only if such successors and assigns are permitted by this Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

                           reference to any gender includes the other gender;

                           reference to any Requirement of Law means such
                  Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

                           "including" (and with correlative meaning "include")
                  means including without limiting the generality of any description preceding such term; and

                           with respect to the determination of any period of
                  time, "from" means "from and including" and "to" means "to but excluding".

                  SECTION 1.5. OTHER DEFINITIONAL PROVISIONS.

                           (i) All terms defined in this Indenture or any Series
                  Supplement shall have the defined meanings when used in any certificate or document made or delivered pursuant hereto unless otherwise defined therein.

                           (ii) The words "hereof," "herein" and "hereunder" and
                  words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; and Section, subsection, Schedule and Exhibit references contained in this Indenture are references to Sections, subsections, Schedules and Exhibits in or to this Indenture unless otherwise specified.

                                   ARTICLE 2.

                                    THE NOTES

                  SECTION 2.1. DESIGNATION AND TERMS OF NOTES.

                  Each Series of Notes shall be substantially in the form specified in the applicable Series Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by ARG II. All Notes of any Series sharing in the same Group-Specific Collateral shall, except as specified in the related Series Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture and the applicable Series Supplement. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited. Each Series of Notes shall be issued in the minimum denominations set forth in the related Series Supplement. The initial Series of Notes issued hereunder shall be designated as the "Group III Notes" and shall be secured by the Group III Collateral. For the avoidance of doubt, no Notes of any Series with respect to ARG II have been or will be designated as "Group I Notes" or "Group II Notes".

                  SECTION 2.2. NOTES ISSUABLE IN SERIES.

                  The Notes may be issued in one or more Series. Each Series of Notes shall be created by a Series Supplement. Notes of a new Series may from time to time be executed by ARG II and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon the receipt by a Trust Officer of the Trustee of a Company Request at least two (2) Business Days (or such shorter time as is acceptable to the Trustee) in advance of the related Series Closing Date and upon delivery by ARG II to the Trustee, and receipt by a Trust Officer of the Trustee, of the following:

                  (a) a Company Order authorizing and directing the authentication and delivery of the Notes of such new Series by the Trustee and specifying the designation of such new Series, the aggregate principal amount of Notes of such new Series to be authenticated and the Note Rate (or the method for allocating interest payments or other cash flow) with respect to such new Series;

                  (b) a Series Supplement in form satisfactory to the Trustee executed by ARG II and the Trustee and specifying the Principal Terms of such new Series;

                  (c) the related Enhancement Agreement, if any, executed by each of the parties thereto, other than the Trustee;

                  (d) written confirmation that the Rating Agency Confirmation Condition with respect to each Outstanding Series of Notes shall have been satisfied with respect to such issuance;

                  (e) an Officer's Certificate of ARG II dated as of the applicable Series Closing Date to the effect that (i) unless otherwise provided in a Series Supplement for a Segregated Series (except with respect to an Amortization Event set forth in Section 9.1(b) of this Indenture), no Amortization Event with respect to any Outstanding Series of Notes, Enhancement Agreement Event of Default with respect to any Outstanding Series of Notes, Enhancement Deficiency with respect to any Outstanding Series of Notes, Potential Amortization Event with respect to any Outstanding Series of Notes or Potential Enhancement Agreement Event of Default with respect to any Outstanding Series of Notes, is continuing or will occur as a result of the issuance of the new Series of Notes, (ii) the issuance of the new Series of Notes will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which ARG II is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which ARG II is a party or by which it or its property may be bound or to which it or its property may be subject, (iii) unless otherwise specified in the related Series Supplement, all representations and warranties of ARG II set forth in the Indenture and each Related Document with respect to each Outstanding Series of Notes are true and correct, without giving effect to any limitations contained therein (excluding Related Documents relating solely to a Segregated Series) in all material respects (to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) as of the Series Closing Date, (iv) all instruments furnished to the Trustee conform in all material respects to the requirements of this Base Indenture and the related Series Supplement and constitute all the documents required to be delivered hereunder and thereunder for the Trustee to authenticate and deliver the new Series of Notes, (v) all conditions precedent provided in this Base Indenture and the related Series Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with and (vi) if such new Series of Notes is a Segregated Series, the criteria used to select the Group-Specific Collateral will not have a material adverse effect on the quality of any Group-Specific Collateral securing any other outstanding Series of Notes;

                  (f) unless otherwise specified in the related Series Supplement, an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form reasonably acceptable to the Trustee, dated the applicable Series Closing Date, substantially to the effect that:

                           (i) (x) the new Series of Notes will be treated as
                  indebtedness for Federal income tax purposes and (y) the issuance of such Series will not adversely affect the Federal income tax characterization of the Outstanding Notes of any Series;

                           (ii) all conditions precedent provided for in this
                  Base Indenture and the related Series Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with in all material respects;

                           (iii) (v) ARG II is duly incorporated under the
                  jurisdiction of its incorporation and has, or at the time of execution and delivery had, the power and authority to execute and deliver the related Series Supplement, this Base Indenture and each other Related Document to which it is a party (other than any Series Supplement, Enhancement Agreement or other Related Document relating solely to another Series of Notes) and to issue the new Series of Notes; (w) each of the Leasing Companies is duly formed in the jurisdiction of its formation and had the limited partnership power and authority to execute and deliver each of the Group III Leasing Company Related Documents or Group-Specific Leasing Company Related Documents, as applicable, to which it is a party; (x) each of the Group III Lessees or Group-Specific Lessees, as applicable, is duly incorporated or formed, as the case may be, in the jurisdiction of its incorporation or formation, as the case may be, and had the corporate, limited partnership or limited liability company, as the case may be, power and authority to execute and deliver each of the Group III Leasing Company Related Documents or Group-Specific Leasing Company Related Documents, as applicable, to which it is a party; (y) the general partner of each Leasing Company is duly organized under the jurisdiction of its organization and has, or at the time of execution and delivery, had the power and authority to execute and deliver each of the Group III Leasing Company Related Documents or Group-Specific Leasing Company Related Documents, as applicable, to which it is a party; and (z) ANC, in its capacity as guarantor and servicer under each of the Group III Leases or Group-Specific Leases, as applicable, is duly incorporated in the jurisdiction of its incorporation and had the power and authority to execute and deliver the Group III Leases or Group-Specific Leases, as applicable, and each other Group III Leasing Company Related Document or Group-Specific Leasing Company Related Document, as applicable, to which it is a party;

                           (iv) the related Series Supplement, this Base
                  Indenture and each of the other Related Documents to which ARG II is a party (other than any

                  Series Supplement, Enhancement Agreement or other Related Document relating solely to another Series of Notes) have been duly authorized, executed and delivered by ARG II;

                           (v) each of the Group III Leasing Company Related
                  Documents or Group-Specific Leasing Company Related Documents, as applicable, have been duly authorized, executed and delivered by the Leasing Companies, the Group III Lessees, the Group-Specific Lessees and ANC, as applicable;

                           (vi) the new Series of Notes has been duly authorized
                  and executed and, when authenticated and delivered in accordance with the provisions of this Base Indenture and the related Series Supplement, will constitute valid, binding and enforceable obligations of ARG II entitled to the benefits of this Base Indenture and the related Series Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

                           (vii) this Base Indenture, the related Series
                  Supplement and each of the other Related Documents to which ARG II is a party (other than any Series Supplement, Enhancement Agreement or other Related Document relating solely to another Series of Notes) are legal, valid and binding agreements of ARG II, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

                           (viii) the Group III Leasing Company Related
                  Documents or any Group-Specific Leasing Company Related Documents, as applicable, are legal, valid and binding agreements of the Leasing Companies, Group III Lessees, Group-Specific Lessees and ANC, as the case may be, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

                           (ix) none of ARG II and the Leasing Companies is, or
                  is controlled by, an "investment company" within the meaning of, or is required to register as an "investment company" under, the Investment Company Act, and neither this Base Indenture and the related Series Supplement nor the Group III Leasing Company Indentures or Group-Specific Leasing Company Indentures, as applicable, are required to be registered under the Trust Indenture Act;

                           (x) the offer and sale of the new Series of Notes is
                  not required to be registered under the Securities Act;

                           (xi) the Indenture and the related Series Supplement
                  are effective to create a legal, valid and enforceable security interest in the Group-Specific Collateral securing the new Series of Notes and that such security interest constitutes a first, perfected security interest in such Group-Specific Collateral;

                           (xii) the assets of ARG II will not be substantively
                  consolidated with the assets of ANC, any Group III Lessee or any Group-Specific Lessee, as applicable, in the event of the insolvency of ANC, such Group III Lessee or such Group-Specific Lessee, as applicable;

                           (xiii) there does not exist any pending or threatened
                  litigation which, if adversely determined, would materially and adversely affect the ability of ARG II to perform its obligations under any of the Related Documents (other than any Series Supplement, Enhancement Agreement or other Related Document relating solely to another Series of Notes);

                           (xiv) there is no conflict with or violation of any
                  court decree, injunction, writ or order applicable to ARG II or any breach or default of any indenture, agreement or other instrument as a result of the issuance of such Series of Notes by ARG II; and

                           (xv) such other matters as the Trustee may reasonably
                  require.

                  (g) executed counterparts of each of the Group III Leasing Company Indentures or any Group-Specific Leasing Company Indentures, as applicable, and the other Group III Leasing Company Related Documents or any Group-Specific Leasing Company Related Documents, as applicable, duly executed by the parties thereto;

                  (h) evidence that each of the parties to the Related Documents (other than any Series Supplement, Enhancement Agreement or other Related Document relating solely to another Series of Notes) has covenanted and agreed that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting, against ARG II, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law;

                  (i) evidence of the grant by ARG II to the Trustee of a first priority, perfected security interest in and to the Group III Collateral or the Group-Specific Collateral securing the new Series of Notes;

                  (j) evidence (which, in the case of the filing of financing statements on form UCC-1, may be telephonic, followed by prompt written confirmation) that ARG II has delivered the Group III Leasing Company Notes or any Group-Specific Leasing Company Notes, as applicable, registered in the name of the Trustee, to the Trustee and has caused all filings (including filing of financing statements on form UCC-l), execution of control agreements, and delivery, recordings and any other actions or filings to be accomplished as may be reasonably required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, licenses and security interest of the Trustee in the Group III Collateral or any Group-Specific Collateral, as applicable, for the benefit of the Group III Secured Parties or any party who becomes secured pursuant to a Series Supplement related to a Segregated Series of Notes (the "Group-Specific Secured Parties"); and

                  (k) such other documents, instruments, certifications, agreements or other items as the Trustee may reasonably require.

                  Upon satisfaction of such conditions, the Trustee shall authenticate and deliver, as provided above, such Series of Notes upon execution thereof by ARG II. There is no limit to the number of issuances of new Series of Notes under this Indenture.

                  SECTION 2.3. SERIES SUPPLEMENT FOR EACH SERIES.

                  (a) In conjunction with the issuance of a new Series, the parties hereto shall execute a Series Supplement, which shall specify the relevant terms with respect to such new Series of Notes, which shall include, as applicable: (i) its name or designation, (ii) the aggregate principal amount of Notes of such Series and a method for determining the aggregate principal amount of Notes of any Series with a variable principal amount, (iii) the Note Rate (or the method for calculating such Note Rate) with respect to such Series, (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method of allocating Group III Collections or Group-Specific Collections, as applicable, with respect to such Series and the method by which the principal amount of Notes of such Series shall amortize or accrete, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (vii) the terms of any Enhancement, (viii) the Enhancement Provider, if any, (ix) whether the Notes may be issued in bearer form and any limitations imposed thereon, (x) the Series Termination Date, (xi) whether the Notes will be issued in multiple classes and, if so, the method of allocating Group III Collections or Group-Specific Collections, as applicable, among such classes, (xii) whether such Series of Notes shall have the benefit of Group-Specific Collateral and (xiii) any other relevant terms of such Series of Notes that do not (subject to SECTION 2.3(B) and ARTICLE 12 hereof) change the terms of any Outstanding Series of Notes or otherwise materially conflict with the provisions of this Indenture and that do not prevent the satisfaction of the Rating Agency Confirmation Condition with respect to each Outstanding Series of Notes with respect to the issuance of such new Series (all such terms, the "PRINCIPAL TERMS" of such Series);

                  (b) (i) ARG II may establish one or more separate groups of collateral (each such group of collateral being referred to as, "Group-Specific Collateral") in which one or more Series of Notes shall have an interest. Section 3.1 of this Base Indenture identified the initial Group-Specific Collateral with respect to the Group III Notes, as the Group III Collateral, and any subsequent Group will be identified through the designation and related granting of such Group-Specific Collateral through the related Series Supplements. A Series Supplement may specify that the related Series of Notes (each, a "SEGREGATED SERIES") will have an interest in Group-Specific Collateral, other than the Group III Collateral identified hereunder, that is to be solely for the benefit of the Noteholders of such Segregated Series of Notes and any other Segregated Series of Notes specified in such Series Supplement and subsequent Series Supplements as sharing in that Group-Specific Collateral; PROVIDED, HOWEVER, that no such Segregated Series of Notes will be issued unless (x) the Rating Agency Confirmation Condition with respect to each Outstanding Series of Notes is met with respect to the issuance of such Segregated Series of Notes, (y) ARG II shall have delivered to the Trustee an Officer's Certificate to the effect that the issuance of such Segregated Series of Notes will not have a material adverse effect (excluding any impact from the dilution of the interests or voting percentage of the existing Noteholders as a result of such issuance) upon the Noteholders of any Series of Notes outstanding at the time of the issuance of the Segregated Series of Notes, and (z) the applicable Series Supplement provides, in form satisfactory to the Trustee, for the changes and modifications to the Indenture and the other Related Documents as are described in CLAUSE (II) below.

                           (ii) In the event any Segregated Series of Notes is
                  issued, the related Series Supplement will provide that (A) the Servicer, the Master Collateral Agent and the Trustee will identify the Group-Specific Collateral, as well as any collateral applicable only to that Series for such Segregated Series of Notes, (B) the holders of any existing or future Series of Notes will not be entitled to the benefit of, have an interest in or receive any proceeds of such Group-Specific Collateral unless so specified in the Series Supplement for any such Series of Notes, (C) the Group-Specific Collateral will secure only that Segregated Series of Notes and the Noteholders with respect to any other Series of Notes will not be entitled to the benefit of such Group-Specific Collateral,
                  (D) the allocations and distributions to be made under the Indenture will be adjusted so that only the Noteholders with respect to all Segregated Series of Notes sharing in particular Group-Specific Collateral will be entitled to allocations and distributions of proceeds arising solely from such applicable Group-Specific Collateral, (E) the Trustee will act as collateral agent under the Indenture (and in such capacity the Trustee, together with the Master Collateral

                  Agent, shall (x) establish and maintain a collection account, related to each pool of Group-Specific Collateral, into which collections from such Group-Specific Collateral (the "Group-Specific Collections") will be deposited and, after such deposit, further allocated among the Segregated Series of Notes sharing in such Group-Specific Collateral, as specified in their respective Series Supplements, (y) hold its lien encumbering each pool of Group-Specific Collateral for the benefit of the Noteholders of each Series of Notes sharing in such Group-Specific Collateral, as specified in the Series Supplement with respect to each such Series of Notes and (z) hold its lien encumbering any collateral applicable only to a specific Segregated Series of Notes solely for the benefit of the Noteholders of the applicable Segregated Series of Notes),
                  (F) the Servicer and the Master Collateral Agent each will designate on its computer system the source of the funds for the financing of each Vehicle and the pool of Group-Specific Collateral each Vehicle forms a part of, (G) the Noteholders of the Segregated Series of Notes sharing in common Group-Specific Collateral will be the only Noteholders entitled to direct the Trustee and the Master Collateral Agent in writing with respect to exercising rights and remedies under the Indenture and the Master Collateral Agency Agreement with respect to such Group-Specific Collateral, subject to the conditions and limitations set forth in the Series Supplements for each such Series of Notes, this Indenture and the Master Collateral Agency Agreement, (H) separate monthly reports and other information will be furnished under the Indenture for each pool of Group-Specific Collateral, which monthly reports and other information will contain substantially the same type of information as the monthly reports provided under the Indenture prior to the issuance of such Segregated Series of Notes, (I) separate segregated leases pertaining solely to each pool of Group-Specific Collateral (the "Group-Specific Leases") will be executed and delivered by each of Alamo, National and CarTemps (any such party, the "Group-Specific Lessees") to the extent applicable, and, if applicable, ANC,
                  (J) upon the issuance of a Segregated Series of Notes secured by a new pool of Group-Specific Collateral, ARG II, the Servicer and each Group-Specific Lessee, as the case may be, will take such actions as are necessary to perfect (1) the Master Collateral Agent's interest in the portion of such Group-Specific Collateral that would constitute Master Collateral and to designate the Leasing Companies as the "Financing Source" and the Leasing Companies Trustee, on behalf of the Noteholders of each Series of Notes sharing in such Group-Specific Collateral, as specified in the related Series Supplements, as the "Beneficiary" under the Master Collateral Agency Agreement with respect to the Group-Specific Collateral and (2) the Trustee's interest on behalf of the Noteholders of each Series of Notes sharing in such Group-Specific Collateral, (K) amendments will be made to this Indenture and the other Related Documents, if necessary (or through the applicable Series Supplement), to reflect the foregoing, which amendments will, among other things, provide for definitions of or revisions to the following terms "Group [#] Aggregate Asset Amount", "Group [#] Collateral", "Group [#] Leasing Company Related Documents", "Group [#] Collection Account", "Group [#] ARG II Obligations", "Group [#] Related Documents", "Group [#] Secured Parties", "Aggregate Invested Amount", "Group [#] Operating Lease Asset Amount", "Collateral Agreements", "Group [#] Lease" and "Requisite Investors" and such other terms as may be appropriate to reflect the creation of the Segregated Series and the identification of Group-Specific Collateral, which revisions, as applicable, will generally modify such term to be two (or more in the event of multiple Segregated Series of Notes) separate defined terms, one such defined term pertaining to all non-Segregated Series of Notes and the other such defined term pertaining to the Segregated Series of Notes sharing in such Group-Specific Collateral, provided that any such amendment shall not have a material adverse effect on the Noteholders of any Series unless the Required Noteholders of such Series shall have given their prior written consent thereto (and, with respect to each Series, the Trustee may conclusively rely on an Officer's Certificate of ARG II as sufficient evidence of such lack of a material adverse effect), (L) for purposes of the Segregated Series, terms that are defined both in the applicable Series Supplement and in Schedule I to the Base Indenture, shall for purposes of such Series Supplement and the Base Indenture as it relates to such Segregated Series, have the meanings assigned to them in such Series Supplement and (M) references herein to "all" or "each" Series of Notes or words of similar import (other than as specifically stated herein) shall be modified to refer to all or each Series of Notes other than any Segregated Series of Notes which may hereafter be issued.

                  SECTION 2.4. EXECUTION AND AUTHENTICATION.

                  (a) An Authorized Officer shall sign the Notes for ARG II by manual or facsimile signature. If an Authorized Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

                  (b) At any time and from time to time after the execution and delivery of this Indenture, ARG II may deliver Notes of any particular Series executed by ARG II to the Trustee for authentication, together with one or more Company Orders for the authentication and delivery of such Notes, and the Trustee, in accordance with such Company Order and this Indenture, shall authenticate and deliver such Notes.

                  (c) Unless otherwise provided in the related Series Supplement, no Note shall be entitled to any benefit under this Indenture or be valid for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, duly executed by the Trustee by the manual signature of a Trust Officer and the Luxembourg agent (the "Luxembourg Agent"), if such Notes are listed on the Luxembourg Stock Exchange. Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated under this Indenture. The Trustee may appoint an authenticating agent acceptable to ARG II to authenticate Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with ARG II or an Affiliate of ARG II. The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Notes of a series issued under the within mentioned Indenture.

                                          THE BANK OF NEW YORK,
                                          as Trustee


                                          Dated:



                                          By:
                                             -----------------------------------
                                                  Authorized Signatory

                  (d) Each Note shall be dated and issued as of the date of its authentication by the Trustee.

                  (e) Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by ARG II, and ARG II shall deliver such Note to the Trustee for cancellation as provided in SECTION 2.14 together with a written statement (which need not comply with SECTION 13.3 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by ARG II, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

                  SECTION 2.5. FORM OF NOTES.

                  (a) NOTES ISSUED TO AFFILIATE ISSUER. Any Series of Notes issued only to an Affiliate Issuer shall be issued in the form of one or more Notes in fully registered form without interest coupons substantially in the form set forth in the applicable Series Supplement with such legends as may be applicable thereto, duly executed by ARG II and authenticated by the Trustee as provided in SECTION 2.4. The aggregate initial principal amount of a Note issued to an Affiliate Issuer may from time to time be increased or decreased in accordance with the applicable Series Supplement by adjustments made on the records of the Note Register.

                  RESTRICTED GLOBAL NOTE. If provided for in an applicable Series Supplement, any Series of Notes (other than any Series of Notes issued only to an Affiliate Issuer), or any class of such Series, to be issued in the United States will be in registered form and sold initially to "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter (i) to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act ("Rule 144A"), (ii) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction, and as provided in the applicable Series Supplement, and prior to any such sale, each such purchaser shall be deemed to have represented and agreed as follows:

                           (1) It is an "accredited investor" within the meaning
                  of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and is acquiring the Notes for its own institutional account or for the account of an institutional accredited investor,

                           (2) It understands that the Notes purchased by it
                  will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction;

                           (3) It understands that the Notes will bear a legend
                  substantially as set forth in SECTION 2.10; and

                           (4) It acknowledges that the Trustee, ARG II, any
                  underwriter or placement agent for such Series of Notes, and their affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements. If it is acquiring any Notes for the account of one or more institutional accredited investors, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account.

                  In addition, such purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Trustee or ARG II, to support the truth and accuracy of the foregoing acknowledgements, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes. Such Series of Notes (other than any Series of Notes only issued to an Affiliate Issuer) shall be issued in the form of and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a "RESTRICTED GLOBAL NOTE"), substantially in the form set forth in the applicable Series Supplement, with such legends as may be applicable thereto, which shall be deposited on behalf of the subscribers for the Notes represented thereby with a custodian for DTC, and registered in the name of DTC or a nominee of DTC, duly executed by ARG II and authenticated by the Trustee as provided in SECTION 2.4 for credit to the accounts of the subscribers at DTC, The aggregate initial principal amount of a Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.

                  (b) TEMPORARY GLOBAL NOTE; PERMANENT GLOBAL NOTE. If provided for in any applicable Series Supplement, any Series of Notes (other than any Series of Notes issued only to an Affiliate Issuer), or any class of such Series, offered and sold outside of the United States will be offered and sold in reliance on Regulation S ("REGULATION S") under the Securities Act and shall initially be issued in the form of one or more temporary global Notes (each, a "TEMPORARY GLOBAL NOTE") in fully registered form without interest coupons substantially in the form set forth in the applicable Series Supplement with such legends as may be applicable thereto, which shall be deposited on behalf of the subscribers for the Notes represented thereby with a custodian for DTC registered in the name of DTC or a nominee of DTC, duly executed by ARG II and authenticated by the Trustee as provided in SECTION 2.4, for credit to the respective accounts of Euroclear and Clearstream. Interests in a Temporary Global Note will be exchangeable, in whole or in part, for interests in a permanent global note (a "PERMANENT GLOBAL NOTE") in fully registered form without interest coupons, representing Notes of the same Series, substantially in the form set forth in the applicable Series Supplement, in accordance with the provisions of the Temporary Global Note and this Indenture. Beneficial interests in a

         Temporary Global Note may only be held through Euroclear or Clearstream. The aggregate initial principal amount of the Temporary Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.

                  (c) VARIABLE FUNDING NOTE. Any Series of Variable Funding Notes shall initially be sold to investors in reliance on an exemption from the registration requirements of the Securities Act. Such Series of Notes shall be issued in the form of one or more Variable Funding Notes (each, a "VARIABLE FUNDING NOTE") in fully registered form without interest coupons substantially in the form set forth in the applicable Series Supplement with such legends as may be applicable thereto, duly executed by ARG II and authenticated by the Trustee as provided in SECTION 2.4. The aggregate outstanding principal amount of a Variable Funding Note may from time to time be increased or decreased in accordance with the applicable Series Supplement by adjustments made on the records of the Note Register.

                  SECTION 2.6. REGISTRAR AND PAYING AGENT.

                  (a) ARG II shall (i) maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("REGISTRAR") and (ii) appoint a paying agent ("PAYING AGENT") at whose office or agency Notes may be presented for payment. The Registrar shall keep a register of the Notes and of their transfer and exchange (the "NOTE REGISTER"). ARG II may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent and the term "Registrar" includes any co-registrars. ARG II may change any Paying Agent or Registrar without prior notice to any Noteholder. ARG II shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. The Trustee is hereby initially appointed as the Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.

                  (b) ARG II shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. Such agency agreement shall implement the provisions of this Indenture that relate to such Agent. ARG II shall notify the Trustee in writing of the name and address of any such Agent. If ARG II fails to maintain a Registrar or Paying Agent and a Trust Officer has actual knowledge of such failure, or if ARG II fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with this Indenture, until ARG II shall appoint a replacement Registrar and Paying Agent.

                  SECTION 2.7. PAYING AGENT TO HOLD MONEY IN TRUST.

                  (a) ARG II will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such

         Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                           (i) hold all sums held by it for the payment of
                  amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                           (ii) give the Trustee written notice of any default
                  by ARG II (or any other obligor under the Notes) of which it (or, in the case of the Trustee, a Trust Officer) has actual knowledge in the making of any payment required to be made with respect to the Notes;

                           (iii) at any time during the continuance of any such
                  default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

                           (iv) immediately resign as a Paying Agent and
                  forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Trustee hereunder at the time of its appointment; and

                           (v) comply with all requirements of the Code with
                  respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (b) ARG II may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Company Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  (c) Subject to applicable laws with respect to escheat of funds, any money held by the Trustee, any Paying Agent or any Clearing Agency in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to ARG II on Company Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to ARG II for payment thereof (but only to the extent of the amounts so paid to ARG II), and all liability of the Trustee, such Paying Agent or such Clearing Agency with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Trustee, such Paying Agent or such Clearing Agency, before being required to make any such repayment, may at the expense of ARG II cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City and, if the related Series of Notes has been listed on the Luxembourg Stock Exchange, and if the Luxembourg Stock Exchange so requires, in a newspaper customarily published on each Luxembourg business day and of general circulation in Luxembourg City, Luxembourg, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to ARG II. The Trustee may also adopt and employ, at the expense of ARG II, any other reasonable means of notification of such repayment. Such unclaimed amounts shall remain uninvested and in no event shall the Trustee, the Paying Agent or Clearing Agency be liable for any interest thereupon.

                  SECTION 2.8. NOTEHOLDER LIST.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders of each Series of Notes. If the Trustee is not the Registrar, ARG II shall furnish to the Trustee at least seven Business Days before each Distribution Date and at such other time as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders of each Series of Notes.

                  SECTION 2.9. TRANSFER AND EXCHANGE.

                  (a) When Notes of any particular Series are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes of other authorized denominations of the same Series, the Registrar shall register the transfer or make the exchange if its requirements for such transaction are met; PROVIDED, HOWEVER, that the Notes surrendered for transfer or exchange (a) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to ARG II and the Registrar, duly executed by the holder thereof or its attorney, duly authorized in writing and (b) shall be transferred or exchanged in compliance with the following provisions:

                           (i) TRANSFER OF RESTRICTED GLOBAL NOTES.

                           (A) if such Note is being acquired for the account of
                  such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of EXHIBIT A-4 hereto); or

                           (B) if such Note is being transferred to a qualified
                  institutional buyer (as defined in Rule 144A) in accordance with Rule 144A, (i) a certification to that effect (in substantially the form EXHIBIT A-4 hereto) and (ii) each such transferee of such Note shall be deemed to have represented and agreed as follows:

                                    (1) It is a qualified institutional buyer as
                           defined in Rule 144A and is acquiring the Notes for its own institutional account or for the account of a qualified institutional buyer;

                                    (2) It understands that the Notes purchased
                           by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction;

                                    (3) It understands that the Notes will bear
                           a legend substantially as set forth in SECTION 2.10; and

                                    (4) It acknowledges that the Registrar, ARG
                           II, each underwriter or dealer for such Series of Notes, and their affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account.

                  In addition, such transferee shall be responsible for providing additional information or certification, as shall be reasonably requested by the Registrar, ARG II or any underwriter or dealer for such Series of Notes, to support the truth and accuracy of the foregoing acknowledgements, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes; or

                           (C) if such Note is being transferred pursuant to an
                  exemption from registration in accordance with Regulation S, a certification to that effect (in substantially the form EXHIBIT A-4 hereto); or

                           (D) if such Note is being transferred in reliance on
                  another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of EXHIBIT A-4 hereto) and an opinion of counsel in form and substance acceptable to ARG II and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

                           (ii) RESERVED.

                           (iii) RESTRICTED GLOBAL NOTE TO TEMPORARY GLOBAL NOTE
                  OR PERMANENT GLOBAL NOTE. If a Holder of a beneficial interest in a Restricted Global Note deposited with DTC wishes at any time to exchange its interest in such Restricted Global Note for an interest in the corresponding Temporary Global Note or Permanent Global Note, or to transfer its interest in such Restricted Global Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Temporary Global Note or Permanent Global Note, such Holder, provided such Holder or, in the case of a transfer, the transferee, is neither a U.S. Person nor a U.S. Resident, may, subject to the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Temporary Global Note or Permanent Global Note. Upon receipt by the Registrar of (A) instructions given in accordance with DTC's procedures from an Agent Member directing the Registrar to credit or cause to be credited a beneficial interest in the corresponding Temporary Global Note or Permanent Global Note, in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, but not less than the minimum denomination applicable to such Holder's Notes, (B) a written order given in accordance with DTC's procedures containing information regarding the participant account of DTC and the Euroclear or Clearstream account to be credited with such increase, (C) a certificate in the form of Exhibit A-1 attached hereto given by the Holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes, including that the Holder or the transferee, as applicable, is neither a U.S. Person nor a U.S. Resident, and pursuant to and in accordance with Regulation S and (D) a certificate in the form of Exhibit A-2 attached hereto given by the proposed transferee that, among other things, it is neither a U.S. Person nor a U.S. Resident, and that it understands that no resale or other transfer of beneficial interests in a Temporary Global Note or Permanent Global Note to U.S. Persons or U.S. Residents shall be permitted except in the form of a beneficial interest in a

                  Restricted Global Note and subject to the delivery of the certifications required pursuant to this Indenture, then the Registrar shall instruct DTC to reduce the principal amount of the Restricted Global Note and to increase the principal amount of the Temporary Global Note or Permanent Global Note, as the case may be, by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be exchanged, and to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Temporary Global Note or Permanent Global Note equal to the reduction in the principal amount of the Restricted Global Note.

                           (iv) RESERVED.

                           (v) TEMPORARY GLOBAL NOTE OR PERMANENT GLOBAL NOTE TO
                  RESTRICTED GLOBAL NOTE. If a Holder of a beneficial interest in a Temporary Global Note or Permanent Global Note deposited with DTC wishes at any time to exchange its interest in such Temporary Global Note or Permanent Global Note for an interest in the corresponding Restricted Global Note or to transfer its interest in such Temporary Global Note or Permanent Global Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Restricted Global Note, such Holder may, subject to the rules and procedures of Euroclear, Clearstream and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Restricted Global Note. Upon receipt by the Registrar of (A) instructions from Euroclear, Clearstream and/or DTC, as the case may be, directing the Registrar to cause to be credited a beneficial interest in the corresponding Restricted Global Note in an amount equal to the beneficial interest in such Temporary Global Note or Permanent Global Note, but not less than the minimum denomination applicable to such Holder's Notes, to be exchanged or transferred, such instructions to contain information regarding the participant account with DTC to be credited with such increase, (B) a certificate in the form of Exhibit A-3 attached hereto given by the Holder of such beneficial interest and stating, among other things, that, in the case of a transfer, the Person transferring such interest in such Temporary Global Note or Permanent Global Note reasonably believes that the Person acquiring such interest in a Restricted Global Note is a Qualified Institutional Buyer, is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction, and (C) a certificate in the form of Exhibit A-4 attached hereto given by the proposed transferee stating that it is a Qualified Institutional Buyer, or that, in the case of an exchange, the Holder is a Qualified Institutional Buyer, then the Registrar will instruct DTC to reduce, or cause to be reduced, the Temporary Global Note or Permanent Global Note by the aggregate principal amount of the beneficial interest in the Temporary Global Note or Permanent

                  Global Note to be transferred or exchanged and the Registrar shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Restricted Global Note equal to the reduction in the principal amount of the Temporary Global Note or Permanent Global Note.

                           (vi) RESERVED.

                           (vii) OTHER EXCHANGES. In the event that a Global
                  Note is exchanged for Definitive Notes pursuant to SECTION
                  2.18 hereof, such Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to ensure that such transfers are made only to Holders who comply with Rule 144A or are to non-U.S. Persons that are also not U.S. Residents, and otherwise comply with Regulation S under the Securities Act, as the case may
                  be) and as may be adopted from time to time by ARG II and the Trustee.

                  (b) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of ARG II, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  (c) Prior to due presentment for registration of transfer of any Note, the Trustee, any Agent and ARG II may deem and treat the Person in whose name any Note is registered (as of the day of determination) as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Trustee, any Agent nor ARG II shall be affected by notice to the contrary.

                  (d) Notwithstanding any other provision of this SECTION 2.9, the typewritten Note or Notes representing Book-Entry Notes for any Series may be transferred, in whole but not in part, only to another nominee of the Clearing Agency for such Series, or to a successor Clearing Agency for such Series selected or approved by ARG II or to a nominee of such successor Clearing Agency, only if in accordance with this SECTION 2.9.

                  SECTION 2.10. LEGENDING OF NOTES.

                  (a) Each Note shall bear a legend in substantially the form set forth in the related Series Supplement, if any.

                  (b) Unless otherwise provided for in a related Series Supplement, each Global Note registered in the name of DTC or its nominee shall bear a legend substantially to the following effect:

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ARG FUNDING CORP. II OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. ("CEDE") OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

                  (c) Unless otherwise provided for in a Series Supplement, each Variable Funding Note shall bear a legend in substantially the following form:

                  THIS VARIABLE FUNDING NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF ARG FUNDING CORP. II (THE "ISSUER") THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION. THIS VARIABLE FUNDING NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE INDENTURE REFERRED TO HEREIN.

                  SECTION 2.11. REPLACEMENT NOTES.

                  (a) If (i) any mutilated or defaced Note is surrendered to the Trustee, or each of the Trustee and ARG II receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee and ARG II such security or indemnity as may be required by it to hold ARG II and the Trustee harmless and provided that the requirements of Section 8-405 of the UCC (which generally permit ARG II to impose reasonable requirements) are met, ARG II shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor and aggregate principal balance; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable or shall have been called for redemption, instead of issuing a replacement Note, ARG II may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, ARG II and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by ARG II or the Trustee in connection therewith.

                  (b) Upon the issuance of any replacement Note under this
         SECTION 2.11, the Registrar, the Trustee or ARG II may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee and its counsel) connected therewith.

                  (c) Every replacement Note issued pursuant to this Section 2.11(c), in replacement of any mutilated, destroyed, lost or stolen Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  (d) The provisions of this SECTION 2.11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.12. NOTES OWNED BY ARG II.

                  In determining whether the Noteholders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by ARG II or any Affiliate of ARG II (other than an Affiliate Issuer as set forth in the related Series Supplement) shall be considered as though they are not Outstanding, except that for the purpose of determining whether the Trustee shall be fully protected in relying on any such direction, waiver or consent, only Notes of which a Trust Officer of the Trustee has received written notice of such ownership shall be so disregarded. Absent written notice to the Trustee of such ownership, the Trustee shall not be deemed to have knowledge of the identity of the individual beneficial owners of the Notes.

                  SECTION 2.13. TEMPORARY NOTES.

                  (a) Pending the preparation of Definitive Notes, ARG II may prepare and the Trustee, upon receipt of a Company Order, shall authenticate and deliver temporary Notes of such Series. Temporary Notes shall be substantially in the form of Definitive Notes of like Series but may have variations that are not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  (b) If temporary Notes are issued pursuant to SECTION 2.13(A) above, ARG II will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of ARG II to be maintained as provided in SECTION 8.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, ARG II shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  SECTION 2.14. CANCELLATION.

                  ARG II may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which ARG II may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation, except as expressly permitted in this Base Indenture. ARG II may not issue new Notes in lieu of or in exchange for Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation, except as expressly permitted in this Base Indenture. All cancelled Notes held by the Trustee shall be disposed of in accordance with the Trustee's standard disposition procedures unless by a written order, signed by two Authorized Officers and received by a Trust Officer of the Trustee in a timely fashion, ARG II shall direct that cancelled Notes be returned to it.

                  SECTION 2.15. PRINCIPAL AND INTEREST.

                  (a) The principal of each Series of Notes shall be payable at the times and in the amounts set forth in the related Series Supplement and in accordance with SECTION 6.1.

                  (b) Each Series of Notes shall accrue interest as provided in the related Series Supplement and such interest shall be payable at the times and in the amounts set forth in the related Series Supplement and in accordance with SECTION 6.1.

                  (c) Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Record Date with respect to a Distribution Date for such Note shall be entitled to receive the principal and interest payable on such Distribution Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.

                  (d) If ARG II defaults in the payment of interest on the Notes of any Series, such interest, to the extent paid on any date that is more than five (5) Business Days after the applicable due date, shall, at the option of ARG II, cease to be payable to the Persons who were Noteholders of such Series at the applicable Record Date and ARG II shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Noteholders of such Series on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in this Indenture and in the Notes of such Series. ARG II shall fix or cause to be fixed each such special record date and payment date, and at least 15 days before the special record date, ARG II (or the Trustee, in the name of and at the expense of ARG II) shall mail to Noteholders of such Series a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                  SECTION 2.16. BOOK-ENTRY NOTES.

                  (a) Unless otherwise provided in any related Series Supplement, the Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the depository specified in such Series Supplement which shall be the Clearing Agency, by or on behalf of such Series. The Notes of each Series shall, unless otherwise provided in the related Series Supplement, initially be registered on the Note Register in the name of the nominee of the Clearing Agency. Unless otherwise provided in a related Series Supplement, no Note Owner will receive a Definitive Note representing such Note Owner's interest in the related Series of Notes, except as provided in SECTION 2.18.

                  For each Series of Notes to be issued in registered form (other than Variable Funding Notes), ARG II shall duly execute the Notes, and the Trustee shall, in accordance with SECTION 2.4 hereof, authenticate and deliver initially one or more Global Notes that (a) shall be registered on the Note Register in the name of a Clearing Agency or such Clearing Agency's nominee and (b) shall bear such legends as are required by SECTION 2.10, if any.

                  So long as the Clearing Agency or its nominee is the registered owner or holder of a Global Note, the Clearing Agency or its nominee, as the case may be, will be considered the sole owner or holder of the Notes represented by such Global Note for purposes of this Indenture and such Notes. Members of, or participants in, the Clearing Agency shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Clearing Agency, and the Clearing Agency may be treated by ARG II, the Trustee, any Agent and any agent of such entities as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent ARG II, the Trustee, any Agent and any agent of such entities from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Note.

                  (b) Subject to SECTION 2.9(G), the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Clearstream, respectively, shall be applicable to the Global Note insofar as interests in a Global Note are held by the agent members of Euroclear or Clearstream. Account holders or participants in Euroclear and Clearstream shall have no rights under this Indenture with respect to such Global Note and the registered holder may be treated by ARG II, the Trustee, any Agent and any agent of ARG II or the Trustee as the owner of such Global Note for all purposes whatsoever.

                  (c) Title to the Notes shall pass only by registration in the Note Register maintained by the Registrar pursuant to SECTION 2.6.

                  (d) Any typewritten Note or Notes representing Book-Entry Notes shall provide that they represent the aggregate or a specified amount of Outstanding Notes from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a typewritten Note or Notes representing Book-Entry Notes to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Note Owners represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to SECTION 2.4(B). Subject to the provisions of SECTION 2.5, the Trustee shall deliver and redeliver any typewritten Note or Notes representing Book-Entry Notes in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by ARG II with respect to endorsement or delivery or redelivery of a typewritten Note or Notes representing the Book-Entry Notes shall be in writing but need not comply with SECTION
         13.3 hereof and need not be accompanied by an Opinion of Counsel.

                  (e) Unless and until definitive, Notes in fully registered form without interest coupons ("DEFINITIVE NOTES") have been issued to Note Owners in accordance with SECTION 2.18:

                           (i) the provisions of this SECTION 2.16 shall be in
                  full force and effect;

                           (ii) the Paying Agent, the Registrar and the Trustee
                  may deal with the Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the making of payments on the Notes and the giving of instructions or directions hereunder) as the authorized representatives of the Note Owners;

                           (iii) to the extent that the provisions of this
                  SECTION 2.16 conflict with any other provisions of this Indenture, the provisions of this SECTION 2.16 shall control;

                           (iv) whenever this Indenture requires or permits
                  actions to be taken based upon instructions or directions of Holders of such Series of Notes evidencing a specified percentage of the Outstanding principal amount of such Series of Notes, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Series of Notes and has delivered such instructions to the Trustee; and

                           (v) the rights of such Note Owners shall be exercised
                  only through the applicable Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and their related Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued, the applicable Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal of and interest on such Series of Notes to such Clearing Agency Participants.

                  SECTION 2.17. NOTICES TO CLEARING AGENCY.

                  Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners, the Trustee and ARG II shall give all such notices and communications specified herein to be given to Noteholders to the applicable Clearing Agency for distribution to the Note Owners.

                  SECTION 2.18. DEFINITIVE NOTES.

                  (a) CONDITIONS FOR ISSUANCE. Unless otherwise specified in a related Series Supplement, interests in a Restricted Global Note or Permanent Global Note deposited with DTC or a custodian of DTC pursuant to SECTION 2.5 shall be transferred to the beneficial owners thereof in the form of Definitive Notes only if such transfer complies with
         SECTION 2.9 and (x) DTC notifies ARG II that it is unwilling or unable to continue as depositary for such Restricted Global Note or Permanent Global Note or at any time ceases to be a "clearing agency" registered under the Exchange Act, and, in either case, a successor depositary so registered is not appointed by ARG II within 90 days of such notice or
         (y) ARG II determines that the Restricted Global Note or Permanent Global Note with respect to the relevant Series of Notes shall be exchangeable for Definitive Notes, in which case Definitive Notes shall be issuable or exchangeable only in respect of such Global Notes or the category of Definitive Notes represented thereby or (z) any Note Owner or Noteholder, purchaser or transferee of a beneficial interest in a Restricted Global Note or a Permanent Global Note requests the same in the form of a Definitive Note and ARG II, in its sole discretion, consents to such request (in which case a Definitive Note shall be issuable or transferable only to such Note Owner, Noteholder, purchaser or transferee), ARG II will deliver Definitive Notes in exchange for the Restricted Global Notes or the Permanent Global Notes or, in the case of an exchange or transfer described in CLAUSE (Y) or (Z) above, in exchange for the applicable beneficial interest in one or more Global Notes. Unless otherwise specified in a related Series Supplement, Definitive Notes shall be issued only in minimum denominations of U.S. $200,000 and integral multiples of U.S. $1,000 in excess thereof, subject to compliance with all applicable legal and regulatory requirements.

                  (b) ISSUANCE. If interests in any Restricted Global Note or Permanent Global Note, as the case may be, are to be transferred to the beneficial owners thereof in the form of Definitive Notes pursuant to this SECTION 2.18, such Restricted Global Note or Permanent Global Note, as the case may be, shall be surrendered by DTC or the custodian for DTC to the office or agency of the Registrar located in the Borough of Manhattan, the City of New York, or if the Notes are listed on the Luxembourg Stock Exchange, to the applicable Luxembourg agent (the "LUXEMBOURG AGENT") in Luxembourg, to be so transferred, without charge. The Trustee shall authenticate and deliver, upon such transfer of interests in such Restricted Global Note or Permanent Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations; PROVIDED, that (i) in the case of an interest in a Restricted Global Note, no such interest will be transferred except upon delivery of a certificate substantially in the form of EXHIBIT A-4 hereto given by the Holder of such interest and stating, among other things, that such Holder is a Qualified Institutional Buyer and (ii) in the case of an interest in a Permanent Global Note, no such interest will be transferred except upon delivery of a certificate substantially in the form of EXHIBIT A-2 attached hereto given by the Holder of such interest that, among other things, it is neither a U.S. Person nor a U.S. Resident. The Definitive Notes transferred pursuant to this
         SECTION 2.18 shall be registered in such names as DTC shall direct in writing. The Registrar shall have at least 30 days from the date of its receipt of Definitive Notes and registration information to authenticate and deliver such Definitive Notes. Any Definitive Note delivered in exchange for an interest in a Restricted Global Note or Permanent Global Note shall, except as otherwise provided by SECTION 2.10, bear, and be subject to, the legend regarding transfer restrictions set forth in SECTION 2.10. ARG II will promptly make available to the Registrar a reasonable supply of Definitive Notes. ARG II shall bear the costs and expenses of printing or preparing any Definitive Notes.

                  SECTION 2.19. TAX TREATMENT.

                  ARG II has structured this Indenture and the Notes have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness of ARG II and any entity acquiring any direct or indirect interest in any Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner's acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein) for purposes of Federal, state and local and income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of ARG II. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Indenture as to treatment as indebtedness for such tax purposes.

                  SECTION 2.20. CUSIP NUMBERS.

                  ARG II may use "CUSIP" numbers in respect of any Series of Notes (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption in respect of such Series of Notes as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes of such Series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes of such Series, and any such redemption shall not be affected by any defect in or omission of such numbers. ARG II will promptly notify the Trustee of any change in any such "CUSIP" numbers.

                                   ARTICLE 3.

                                    SECURITY

                  SECTION 3.1. GRANT OF SECURITY INTEREST.

                  (a) To secure the Group III ARG II Obligations, ARG II hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Group III Noteholders (the "GROUP III SECURED PARTIES"), and hereby grants to the Trustee, for the benefit of the Group III Secured Parties, a security interest in all of ARG II's right, tide and interest in and to all of the following assets, property and interests in property, whether now or hereafter existing, acquired or created (all of such right, title and interest being referred to as the "GROUP III COLLATERAL"):

                           (i) the Group III Leasing Company Notes and the Group III Leasing Company Indentures, including, without limitation, all monies due and to become due to ARG II from any Leasing Company under or in connection with the Group III Leasing Company Notes or the Group III Leasing Company Indentures, whether payable as fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the provisions of the Group III Leasing Company Indentures or otherwise, all security for amounts payable thereunder and all rights, remedies, powers, privileges and claims of ARG II against any other party under or with respect to the Group III Leasing Company Notes or the Group III Leasing Company Indentures (whether arising pursuant to the terms of such Group III Leasing Company Notes or the Group III Leasing Company Indentures or otherwise available to ARG II at law or in equity), the right to enforce any of the Group III Leasing Company Indentures as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Group III Leasing Company Indentures or the obligations of any party thereunder;

                           (ii) the Group III Leasing Company Related Documents, including, without limitation, all monies due and to become due to ARG II thereunder or in connection therewith, whether payable as fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Group III Leasing Company Related Documents or otherwise, and all rights, remedies, powers, privileges and claims of ARG II against any other party under or with respect to the Group III Leasing Company Related Documents (whether arising pursuant to the terms of such Group III Leasing Company Related Document or otherwise available to ARG II at law or in equity), the right to enforce any of the Group III Leasing Company Related Documents as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Group III Leasing Company Related Documents or the obligations of any party thereunder;

                           (iii) all right, title and interest of ARG II in, to and under the Group III Receivables Trust Agreement, the Group III Beneficial Interest and the right to receive all distributions and payments pursuant thereto and in respect thereof;

                           (iv) (a) the Group III Collection Account, (b) all funds on deposit therein from time to time, (c) all certificates and instruments, if any, representing or evidencing any or all of the Group III Collection Account or the funds on deposit therein from time to time, and (d) all Permitted Investments made at any time and from time to time with the moneys in the Group III Collection Account or any subaccount thereof (including income thereon);

                           (v) all additional property that may from time to time hereafter (pursuant to the terms of any Series Supplement or otherwise) be subjected to the grant and pledge hereof by ARG II or by anyone on its behalf; and

                           (vi) all proceeds, products, rents or profits of any and all of the foregoing.

                  (b) To secure the Group III ARG II Obligations, ARG II hereby confirms the grant, pledge, hypothecation, assignment, conveyance, delivery and transfer to the Group III Receivables Trustee under the Group III Receivables Trust Agreement, in exchange for the Group III Beneficial Interest, of all ARG II's right, title and interest in, to the Group III Note Payment Rights.

                  (c) The foregoing grant is made in trust to secure the Group III ARG II Obligations and to secure compliance with the provisions of this Indenture and any Series Supplement, all as provided in this Indenture. The Trustee, as Trustee on behalf of the Group III Secured Parties, acknowledges such grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and subject to SECTION 10.1 and 10.2, agrees to perform its duties required in this Indenture so as to protect the interests of the Group III Secured Parties. The Group III Collateral shall secure the Group III Notes equally and ratably without prejudice, priority (except, with respect to any Series of Group III Notes, as otherwise stated in the applicable Series Supplement) or distinction.

                  (d) For all purposes hereunder and for the avoidance of doubt, any portion of the Master Collateral and any Group-Specific Collateral in respect of which the Trustee has been named as a Beneficiary on behalf of the Noteholders of a Segregated Series of Notes pledged to secure the obligations to such Noteholders of a Segregated Series of Notes, in each case, as contemplated in SECTION 2.3(B) hereof, will be held by the Trustee solely for the benefit of the Noteholders of such Segregated Series of Notes and no other Noteholders shall be considered a Secured Party with respect to such Master Collateral or Group-Specific Collateral unless specifically provided in the Series Supplement for such Series of Notes. Similarly, no Noteholder of a Segregated Series will be considered a Secured Party with respect to the Group III Collateral or Master Collateral in respect of which the Trustee has been named as a Beneficiary on behalf of the Group III Noteholders of all Series that are not Segregated Series. For the avoidance of doubt, if it is determined that the Noteholders of a Segregated Series of Notes have an interest in, to or under Group-Specific Collateral other than the Group-Specific Collateral securing such Segregated Series of Notes, then such Noteholders agree that their interest in, to or under the other Group-Specific Collateral shall be subordinate in all respects to the claims or rights of the Noteholders with respect to any Series of Notes entitled to the benefit of such other Group-Specific Collateral. This Base Indenture shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                  SECTION 3.2. CERTAIN RIGHTS AND OBLIGATIONS OF ARG II UNAFFECTED.

                  (a) Notwithstanding the assignment and security interest so granted to the Trustee on behalf of the Group III Secured Parties, ARG II shall nevertheless be permitted, subject to the Trustee's right to revoke such permission in the event of an Amortization Event and subject to the provisions of SECTION 3.3, to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required or permitted to be given in the normal course of business (which does not include waivers of defaults under, or consent to amendments or modifications of, any of the Group III Leasing Company Related Documents) to any Person by the specific terms of the Group III Leasing Company Related Documents.

                  (b) The grant of the security interest in the Group III Collateral to the Trustee on behalf of the Group III Secured Parties shall not (i) relieve ARG II from the performance of any term, covenant, condition or agreement on ARG II's part to be performed or observed under or in connection with any of the Group III Leasing Company Related Documents or from any liability to any Person thereunder or (ii) impose any obligation on the Trustee or any of the Group III Secured Parties to perform or observe any such term, covenant, condition or agreement on ARG II's part to be so performed or observed or impose any liability on the Trustee or any of the Group III Secured Parties for any act or omission on the part of ARG II or from any breach of any representation or warranty on the part of ARG II. ARG II hereby agrees to indemnify and hold harmless the Trustee and each Noteholder (including, in each case, their respective assigns, directors, officers, employees and agents) from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, out-of-pocket costs and expenses arising out of or resulting from the security interest granted hereby, whether arising by virtue of any act or omission on the part of ARG II or otherwise, including, without limitation, the reasonable out-of-pocket costs, expenses, and disbursements (including reasonable attorneys' fees and expenses) incurred by the Trustee and any of the Group III Noteholders in enforcing this Indenture or preserving any of their respective rights to, or realizing upon, any of the Group III Collateral; PROVIDED, HOWEVER, the foregoing indemnification shall not extend to any action by the Trustee or a Group III Noteholder which constitutes negligence or willful misconduct by the Trustee, such Group III Noteholder or any other indemnified person hereunder. The indemnification provided for in this SECTION 3.2 shall survive the removal of, or a resignation by, such Person as Trustee as well as the termination of this Indenture or any Series Supplement.

                  SECTION 3.3. PERFORMANCE OF GROUP III LEASING COMPANY RELATED DOCUMENTS.

                  Upon the occurrence of a Group III Leasing Company Amortization Event, promptly following a request from the Trustee to do so and at ARG II's expense, ARG II agrees to take all such lawful action as permitted under this Indenture as is reasonably necessary or as the Trustee may request to compel or secure the performance and observance by the related Leasing Company or any other party to any of the Group III Leasing Company Related Documents to which such Leasing Company is a party of its obligations to ARG II, in accordance with the applicable terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to ARG II to the extent and in the manner as is reasonably necessary or as directed by the Trustee, including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by such Leasing Company (or such other party to any such Group III Leasing Company Related

Document) of their respective obligations thereunder. If (i) ARG II shall have failed, within 30 days of receiving the direction of the Trustee, to take commercially reasonable action to accomplish such directions of the Trustee,
(ii) ARG II refuses to take any such action or (iii) the Trustee reasonably determines that such action must be taken immediately, the Trustee may take such previously directed action and any related action permitted under this Indenture which the Trustee thereafter determines is appropriate (without the need under this provision or any other provision under the Indenture to direct ARG II to take such action), on behalf of ARG II and the Group III Secured Parties.

                  SECTION 3.4. STAMP, OTHER SIMILAR TAXES AND FILING FEES.

                  ARG II shall indemnify and hold harmless the Trustee and each Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Indenture or any Group III Collateral. ARG II shall pay, or reimburse the Trustee for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or reasonably determined to be payable in respect of the execution, delivery, performance and/or enforcement of this Indenture.

                                   ARTICLE 4.

                                     REPORTS

                  SECTION 4.1. AGREEMENT OF ARG II TO PROVIDE REPORTS AND INSTRUCTIONS.

                  (a) DAILY REPORTS. On each Business Day commencing on the Initial Closing Date, ARG II shall prepare and maintain, or cause to be prepared and maintained, at the office of ARG II a record (each, a "DAILY Report") setting forth the aggregate of the amounts deposited in the Group III Collection Account on the immediately preceding Business Day.

                  (b) MONTHLY NOTEHOLDERS' STATEMENT. On or before each Distribution Date, ARG II shall furnish to the Trustee and the Paying Agent a monthly statement (a "MONTHLY NOTEHOLDERS' STATEMENT") with respect to each Series of Group III Notes, substantially in the form provided in the Series Supplement with respect to such Series.

                  (c) INSTRUCTIONS AS TO WITHDRAWALS AND PAYMENTS. ARG II will furnish, or cause to be furnished, to the Trustee or the Paying Agent, as applicable, written instructions to make withdrawals and payments from the Group III Collection Account and any other accounts specified in a Series Supplement and to make drawings under any Enhancement, as contemplated herein and in any Series Supplement. The Trustee and the Paying Agent shall promptly follow any such written instructions.

                  (d) Pursuant to the Group III Lease and the Master Collateral Agency Agreement, the Servicer may act on behalf of ARG II hereunder. The Noteholders by their acceptance of the Group III Notes consent to such actions by the Servicer.

                                   ARTICLE 5.

               ALLOCATION AND APPLICATION OF GROUP III COLLECTIONS

                  SECTION 5.1. GROUP III COLLECTION ACCOUNT.

                  (a) ESTABLISHMENT OF GROUP III COLLECTION ACCOUNT. The Trustee shall establish and maintain or cause to be established and maintained in the name of the Trustee for the benefit of the Group III Secured Parties an account (the "GROUP III COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Group III Secured Parties. The Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Group III Collection Account and the proceeds thereof for the benefit of the Group III Secured Parties. The Group III Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Group III Secured Parties. The Group III Collection Account in the future may be maintained with a Qualified Institution, acting as trustee for funds deposited in the Group III Collection Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the long-term credit rating of any securities issued by such depository institution or trust company shall be reduced to below "AA-" by S&P or "A2" by Moody's or the short-term credit rating of any securities issued by such depository institution or trust company shall be reduced to below "A-1+" by S&P, then the Trustee shall, within 10 Business Days of obtaining knowledge of such reduction, establish a new Group III Collection Account with a new Qualified Institution acting as trustee for funds deposited in the Group III Collection Account and transfer into the new Group III Collection Account all cash and investments from the non-qualifying Group III Collection Account. Initially, the Group III Collection Account will be established with The Bank of New York. For all purposes hereunder and for the avoidance of doubt, the Group III Collection Account has been established solely for the benefit of the Group III Noteholders of all Series of Notes that are not Segregated Series, and in connection with the issuance of a Segregated Series of Notes, ARG II will establish with the Trustee a separate and segregated trust account with respect to collections with respect to the Group-Specific Collateral related in such Segregated Series of Notes as contemplated by SECTION 2.3(B) hereof.

                  (b) ESTABLISHMENT OF ADDITIONAL ACCOUNTS. To the extent specified in the Series Supplement with respect to any Series of Notes, the Trustee may establish and maintain one or more additional accounts and/or Administrative

         Subaccounts to facilitate the proper allocation of Group III Collections or Group-Specific Collections in accordance with the terms of such Series Supplement.

                  (c) ADMINISTRATION OF THE GROUP III COLLECTION ACCOUNT. ARG II shall instruct the institution maintaining the Group III Collection Account in writing to invest funds on deposit in the Group III Collection Account (including any administrative subaccounts thereof) at all times in Permitted Investments selected by ARG II (by standing instructions or otherwise); PROVIDED, HOWEVER, that except as provided in any Series Supplement, any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were so invested, except for any Permitted Investment held in the Group III Collection Account (including any administrative subaccounts thereof) which is in an investment made by the Paying Agent institution, in which event such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Group III Collection Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) or Uncertificated Securities (and not United States Securities Entitlements) shall be delivered to the Trustee in accordance with the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition and (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Group III Collection Account. In the absence of written investment instructions hereunder, funds on deposit in the Group III Collection Account shall remain uninvested. Neither ARG II nor the Trustee shall dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss in the amount expended when such Permitted Investment was purchased.

                  (d) EARNINGS FROM GROUP III COLLECTION ACCOUNT. Subject to the restrictions set forth above, ARG II shall have the authority to instruct the Trustee (which instructions shall be in writing) with respect to (i) the investment of funds on deposit in the Group III Collection Account and (ii) liquidation of such investments. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Group III Collection Account shall be deemed to be available and on deposit for distribution.

                  SECTION 5.2. GROUP III COLLECTIONS AND ALLOCATIONS.

                  (a) GROUP III COLLECTIONS IN GENERAL. Until this Indenture is terminated pursuant to SECTION 11.1, ARG II shall, and the Trustee is authorized to, cause all Group III Collections due and to become due to ARG II or the Trustee, as the case may be, to be paid directly into the Group III Collection

         Account at such times as such amounts are due. ARG II agrees that if any such monies, instruments, cash or other proceeds shall be received by ARG II in an account other than the Group III Collection Account or in any other manner, such monies, instruments, cash and other proceeds will not be commingled by ARG II with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by ARG II for, and immediately paid over to, but in any event within two Business Days from receipt, the Trustee with any necessary endorsement. All monies, instruments, cash and other proceeds received by the Trustee pursuant to this Indenture shall be immediately deposited in the Group III Collection Account and shall be applied as provided in this ARTICLE 5.

                  (b) DISQUALIFICATION OF INSTITUTION MAINTAINING GROUP III COLLECTION ACCOUNT. Upon and after the establishment of a new Group III Collection Account with a Qualified Institution or qualified corporate trust department pursuant to SECTION 5.1(A), ARG II shall deposit or cause to be deposited all Group III Collections as set forth in SECTION 5.2(A) into the new Group III Collection Account, and in no such event shall deposit or cause to be deposited any Group III Collections thereafter into any account established, held or maintained with the institution formerly maintaining the Group III Collection Account (unless it later becomes a Qualified Institution or qualified corporate trust department maintaining the Group III Collection Account).

                  (c) SHARING GROUP III COLLECTIONS. In the manner described in the related Series Supplement, to the extent that Group III Principal Collections that are allocated to any Series are not needed to make payments to Group III Noteholders of such Series or required to be deposited in a reserve account or a Distribution Account for such Series, such Group III Principal Collections may, at the direction of ARG II, be applied to cover principal payments due to or for the benefit of Group III Noteholders of another Series; PROVIDED THAT the sharing contemplated under this Section applies only within Series of Group III Notes sharing in the same Group-Specific Collateral. Any such reallocation will not result in a reduction in the Invested Amount of the Series to which such Group III Principal Collections were initially allocated.

                  (d) UNALLOCATED GROUP III PRINCIPAL COLLECTIONS. If, after giving effect to SECTION 5.2(C), Group III Principal Collections allocated to any Series are in excess of the amount required to be paid in respect of such Series, then any such excess Group III Principal Collections shall be allocated to ARG II or such other party as may be entitled thereto as set forth in any Series Supplement.

                  SECTION 5.3. DETERMINATION OF MONTHLY INTEREST.

                  Monthly interest with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement.

                  SECTION 5.4. DETERMINATION OF MONTHLY PRINCIPAL.

                  Monthly principal with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement. However, all principal or interest with respect to any Series of Notes shall be due and payable no later than the Series Termination Date with respect to such Series.

                  SECTION 5.5. PAIRED SERIES.

                  To the extent provided in a Series Supplement, any Series of Notes may be paired with one or more other Series (each, a "PAIRED SERIES"). Each Paired Series may be prefunded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series, primarily from the proceeds of the sale of such Paired Series, or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Noteholders of the Series paired therewith. As funds are accumulated in a principal funding account or paid to Noteholders of the Series paired to the Paired Series, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such prefunded Paired Series will be released and paid to ARG II or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by ARG II and, in either case, the invested amount of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series paired to the Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount of such Series paid to the Noteholders thereof. The issuance of a Paired Series may be subject to certain conditions described in the related Series Supplement.

[THE REMAINDER OF ARTICLE 5 IS RESERVED AND MAY BE SPECIFIED IN ANY SERIES SUPPLEMENT WITH RESPECT TO ANY SERIES.]

                                   ARTICLE 6.

                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

                  SECTION 6.1. DISTRIBUTIONS IN GENERAL.

                  (a) Unless otherwise specified in the applicable Series Supplement, on each Distribution Date with respect to each Outstanding Series, (i) the Trustee or the Paying Agent shall deposit (in accordance with the Monthly Noteholders' Statement delivered to the Trustee) in the Distribution Account for each such Series the amounts on deposit in the Group III Collection Account or Group-Specific Collection Account, as applicable, allocable to Noteholders of such Series as interest and, if applicable, principal, and (ii) to the extent provided for in the applicable Series Supplement, the Trustee shall deposit in the Distribution

         Account for each such Series the amount of Enhancement for such Series drawn in connection with such Distribution Date.

                  (b) Unless otherwise specified in the applicable Series Supplement, on each Distribution Date, the Trustee or the Paying Agent shall distribute to the Noteholders of each Series, to the extent amounts are on deposit in the Distribution Account for such Series, an amount sufficient to pay all principal and interest due on such Series on such Distribution Date. Such distribution shall be to each Noteholder of record of such Series on the preceding Record Date based on such Noteholder's PRO RATA share of the aggregate principal amount of the Notes of such Series held by such Noteholder; PROVIDED, HOWEVER, that, the final principal payment due on a Note shall only be paid to the holder of a Note on due presentment of such Note for cancellation in accordance with the provisions of the Note.

                  (c) Unless otherwise specified in the applicable Series Supplement, amounts distributable to a Noteholder pursuant to this
         SECTION 6.1 shall be payable by check mailed first-class postage prepaid to such Noteholder at the address for such Noteholder appearing in the Note Register except that with respect to Notes registered in the name of a Clearing Agency or its nominee, such amounts shall be payable by wire transfer of immediately available funds released by the Trustee or the Paying Agent from the Distribution Account no later than 10:00 am. (New York City time) for credit to the account designated by such Clearing Agency or its nominee, as applicable.

                  (d) Unless otherwise specified in the applicable Series Supplement (i) all distributions to Noteholders of all classes within a Series of Notes will have the same priority and (ii) in the event that on any date of determination the amount available to make payments to the Noteholders of a Series is not sufficient to pay all sums required to be paid to such Noteholders on such date, then each class of Noteholders will receive its ratable share (based upon the aggregate amount due to such class of Noteholders) of the aggregate amount available to be distributed in respect of the Notes of such Series.

                  (e) All distributions in respect of Notes represented by a Temporary Global Note will be made only with respect to that portion of the Temporary Global Note in respect of which Euroclear or Clearstream shall have delivered to the Trustee a certificate or certificates substantially in the form of Exhibit B. The delivery to the Trustee by Euroclear or Clearstream of the certificate or certificates referred to above may be relied upon by ARG II and the Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Clearstream pursuant to the terms of this Indenture and the Temporary Global Note. No payments of interest will be made on a Temporary Global Note after a Permanent Global Note has been issued.

                  SECTION 6.2. OPTIONAL REPURCHASE OF NOTES.

                  On any Distribution Date occurring on or after the date on which the Invested Amount of any Series or class of such Series is equal to or less than the Repurchase Amount (if any) for such Series or class set forth in the Series Supplement related to such Series, or at such other time or in such other manner otherwise provided for in the Series Supplement relating to such Series, ARG II shall have the option to purchase all Outstanding Notes of such Series, or class of such Series, at a purchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) equal to (unless otherwise specified in the related Series Supplement) the Invested Amount of such Series on such Distribution Date, PLUS accrued and unpaid interest on the unpaid principal balance of the Notes of such Series (calculated at the Note Rate of such Series) through the day immediately prior to the date of such purchase PLUS, if provided for in the related Series Supplement, any premium payable at such time. Unless otherwise specified in the related Series Supplement, ARG II shall give the Trustee at least 30 days' prior written notice of the date on which ARG II intends to exercise such option to purchase. Not later than 12:00 noon, New York City time, on such Distribution Date or other date, an amount of the purchase price equal to the Invested Amount of all Notes of such Series on such Distribution Date or other date and the amount of accrued and unpaid interest with respect to such Notes and any applicable premium will be deposited into the Distribution Account for such Series in immediately available funds. The funds deposited into such Distribution Account or distributed to the Trustee or the Paying Agent will be passed through in full to the Noteholders of such Series on such Distribution Date or other date.

                  SECTION 6.3. MONTHLY NOTEHOLDERS' STATEMENT.

                  Unless otherwise specified in the related Series Supplement, on each Distribution Date, the Trustee or the Paying Agent shall forward to each Noteholder of record of each Outstanding Series the Monthly Noteholders' Statement with respect to such Series, with a copy to the Rating Agencies and each Enhancement Provider with respect to such Series.

                  SECTION 6.4. ANNUAL NOTEHOLDERS' TAX STATEMENT.

                  Unless otherwise specified in the related Series Supplement, on or before January 31 of each calendar year, beginning with calendar year 2003, the Trustee or the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was a Noteholder a statement prepared by or on behalf of ARG II containing the information which is required to be contained in the Monthly Noteholders' Statements with respect to each Series of Notes aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as debt) as ARG II deems necessary or desirable to enable the Noteholders to prepare their tax returns (each such statement, an "ANNUAL NOTEHOLDERS' TAX STATEMENT"). Such obligations of ARG II to prepare and the Trustee or the Paying Agent to distribute the Annual Noteholders' Tax

Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee or the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE 7.

                         REPRESENTATIONS AND WARRANTIES

                  ARG II hereby represents and warrants, for the benefit of the Trustee and the Group III Secured Parties, as follows as of the Initial Closing Date and for the benefit of the Trustee and the applicable Group-Specific Secured Parties, as of each Series Closing Date related to a Series of Notes secured by the related Group-Specific Collateral:

                  SECTION 7.1. EXISTENCE AND POWER.

                  ARG II (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary and (iii) has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Indenture and the other Related Documents.

                  SECTION 7.2. CORPORATE AND GOVERNMENTAL AUTHORIZATION.

                  The execution, delivery and performance by ARG II of this Indenture, the related Series Supplement and the other Related Documents to which it is a party (other than any Related Document relating solely to a Segregated Series not sharing in the same Group-Specific Collateral) (a) are within ARG II's corporate powers, have been duly authorized by all necessary corporate action and (b) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of ARG II or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon ARG II or any of its Assets or result in the creation or imposition of any Lien on any Asset of ARG II, except for Liens created by this Indenture or the other Related Documents. This Indenture and each of the other Related Documents to which ARG II is a party (other than any Related Document relating solely to a Segregated Series not sharing in the same Group-Specific Collateral) have been executed and delivered by a duly authorized officer of ARG II.

                  SECTION 7.3. BINDING EFFECT.

                  This Indenture and each other Related Document (other than any Related Document relating solely to a Segregated Series not sharing in the same Group-Specific

Collateral) are legal, valid and binding obligations of ARG II enforceable against ARG II in accordance with their respective terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

                  SECTION 7.4. FINANCIAL INFORMATION; FINANCIAL CONDITION.

                  All balance sheets, all statements of operations, of shareholders' equity and of cash flow, and other financial data (other than projections) which have been or shall hereafter be furnished by ARG II to the Trustee pursuant to SECTION 8.3 have been and will be prepared in accordance with GAAP applied on a consistent basis (to the extent applicable) and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby, subject, in the case of all unaudited statements, to normal year-end adjustments and lack of footnotes and presentation items.

                  SECTION 7.5. LITIGATION.

                  There is no action, suit or proceeding pending against or, to the knowledge of ARG II, threatened against ARG II before any court or arbitrator or any Governmental Authority with respect to which there is a reasonable possibility of an adverse decision that could materially adversely affect the financial position, results of operations, business, properties, performance or condition (financial or otherwise) of ARG II or which in any manner draws into question the validity or enforceability of this Indenture, any Series Supplement or any other Related Document (other than any Related Document relating solely to a Segregated Series not sharing in the same Group-Specific Collateral) or the ability of ARG II to perform its obligations hereunder or thereunder.

                  SECTION 7.6. NO ERISA PLAN.

                  ARG II has not established and does not maintain or contribute to any Pension Plan that is covered by Title IV of ERISA.

                  SECTION 7.7. TAX FILINGS AND EXPENSES.

                  ARG II has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of ARG II, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by ARG II, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. ARG II has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign corporation authorized to do business in each State in which it is required to so qualify, except where the failure to pay any such fees and expenses is not reasonably likely to have a Material Adverse Effect.

                  SECTION 7.8. DISCLOSURE.

                  All certificates, reports, statements, documents and other information furnished to the Trustee by or on behalf of ARG II pursuant to any provision of this Indenture or any Related Document (other than any Related Document relating solely to a Segregated Series not sharing in the same Group-Specific Collateral), or in connection with or pursuant to any amendment or modification of, or waiver under, this Indenture or any Related Document (other than any Related Document relating solely to a Segregated Series not sharing in the same Group-Specific Collateral), shall, at the time the same are so furnished, be complete and correct to the extent necessary to give the Trustee true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the Trustee shall constitute a representation and warranty by ARG II made on the date the same are furnished to the Trustee to the effect specified herein.

                  SECTION 7.9. INVESTMENT COMPANY ACT; SECURITIES ACT.

                  ARG II is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act. It is not necessary in connection with the issuance and sale of the Notes under the circumstances contemplated in the related Series Supplement to register any security under the Securities Act or to qualify any indenture under the Trust Indenture Act.

                  SECTION 7.10. REGULATIONS T, U AND X.

                  The proceeds of the Notes will not be used to purchase or carry any "margin stock" (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). ARG II is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

                  SECTION 7.11. NO CONSENT.

                  No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Indenture or any Supplement or for the performance of any of ARG II's obligations hereunder or thereunder or under any other Related Document (other than any Related Document relating solely to a Segregated Series not sharing in the same Group-Specific Collateral) other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by ARG II prior to the Initial Closing Date or as contemplated in
SECTION 7.14.

                  SECTION 7.12. SOLVENCY.

                  Both before and after giving effect to the transactions contemplated by this Indenture and the other Related Documents, ARG II is solvent within the meaning of the Bankruptcy Code and ARG II is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to ARG II.

                  SECTION 7.13. OWNERSHIP; SUBSIDIARY.

                  All of the issued and outstanding shares of capital stock of ARG II is owned by ANC, all of which capital stock has been validly issued, is fully paid and non-assessable and is owned of record by such corporation. ARG II has no subsidiaries and owns no capital stock of, or other interest in, any other Person.

                  SECTION 7.14. SECURITY INTERESTS.

                  (a) Each of the Group III Leasing Company Notes or Group-Specific Leasing Company Notes, as applicable, is registered in the name of the Trustee and has been delivered to the Trustee. All other action necessary (including the filing of UCC-1 financing statements) to protect and perfect the Trustee's security interest in the Group III Collateral or Group-Specific Collateral, as applicable, now in existence and hereafter acquired or created has been duly and effectively taken.

                  (b) No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing ARG II as debtor covering all or any part of the Group III Collateral or Group-Specific Collateral, as applicable, is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by ARG II in favor of the Trustee in connection with this Indenture.

                  (c) This Indenture constitutes a valid and continuing Lien on the Group III Collateral or Group-Specific Collateral, as applicable, in favor of the Trustee on behalf of the Group III Secured Parties or Group-Specific Secured Parties, as applicable, which Lien will be prior to all other Liens (other than Permitted Liens), and will be enforceable as such as against creditors of and purchasers from ARG II in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. All action necessary to perfect such prior security interest has been duly taken.

                  (d) Except for a change made pursuant to Section 8.20, ARG II's principal place of business and chief executive office shall be at, and the place where its records concerning the Group III Collateral or Group-Specific Collateral, as applicable, are kept is at: 7700 France Avenue South, Minneapolis, Minnesota. ARG II does not transact, and has not transacted, business under any other name.

                  (e) All authorizations in this Indenture for the Trustee to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements and other instruments with respect to the Group III Collateral or Group-Specific Collateral, as applicable, are powers coupled with an interest and are irrevocable.

                  (f) This Indenture creates a valid and continuing Lien (as defined in the applicable UCC) in the General Intangibles Collateral and the Certificated Securities Collateral in favor of the Trustee on behalf of the Group III Secured Parties, which Lien will be prior to all other Liens (other than Permitted Liens) and is enforceable as such as against creditors of and purchasers from ARG II in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. All action necessary to perfect such prior security interest has been duly taken..

                  (g) The Certificated Securities Collateral constitutes "certificated securities" within the meaning of the applicable UCC. The General Intangibles Collateral constitutes "general intangibles" within the meaning of the applicable UCC.

                  (h) ARG II owns and has good and marketable title to the General Intangibles Collateral and the Certificated Securities Collateral free and clear of any Liens (other than Permitted Liens), claim or encumbrance of any Person.

                  (i) Notwithstanding CLAUSES (C) and (F) above, ARG II has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the General Intangibles Collateral granted to the Trustee in favor of the Group III Secured Parties hereunder.

                  (j) All original executed copies of each security certificate that constitute or evidence the Certificated Securities Collateral have been delivered to the Trustee in favor the Group III Secured Parties. Each such security certificate either (i) is in bearer form, (ii) has been indorsed, by an effective indorsement, to the Trustee in favor of the Group III Secured Parties or in blank or (iii) has been registered in the name of the Trustee in favor of the Group III Secured Parities. None of the security certificates that constitute or evidence the Certificated Securities Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee in favor of the Group III Secured Parties.

                  (k) Other than the security interest granted to the Trustee in favor of the Group III Secured Parties pursuant to this Agreement, ARG II has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the General Intangibles Collateral or the Certificated Securities Collateral. ARG II has not authorized the filing of and is not aware of any financing statements against ARG II that include a description of collateral covering the General Intangibles Collateral or the Certificated Securities Collateral other than any financing statement relating to the security interest granted to the Trustee in favor of the Group III Secured Parties hereunder or that has been terminated. ARG II is not aware of any judgment or tax lien filings against Issuer.

                  SECTION 7.15. GROUP III LEASING COMPANY RELATED DOCUMENTS AND GROUP-SPECIFIC LEASING COMPANY RELATED DOCUMENTS.

                  Each of the Group III Leasing Company Indentures or Group-Specific Leasing Company Indentures, as applicable, Group III Leasing Company Notes or Group-Specific Leasing Company Notes, as applicable, and Group III Leases or Group-Specific Leases, as applicable, is in full force and effect and there are no outstanding Group III Leasing Company Amortization Events or Group-Specific Leasing Company Amortization Events, as applicable, or Group III Potential Leasing Company Amortization Events or Group-Specific Potential Leasing Company Amortization Events, as applicable, thereunder.

                  SECTION 7.16. NON-EXISTENCE OF OTHER AGREEMENTS.

                  As of the date of the issuance of the first Series of Notes, other than as permitted by SECTION 8.23 and SECTION 8.25 hereof (i) ARG II is not a party to any contract or agreement of any kind or nature and (ii) ARG II is not subject to any obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, Contingent Obligations.

                  SECTION 7.17. OTHER REPRESENTATIONS.

                  All representations and warranties of ARG II made in each Related Document (other than any Related Document relating solely to a Segregated Series not sharing in the same Group-Specific Collateral) to which it is a party are true and correct and are repeated herein as though fully set forth herein (except to the extent such representations and warranties relate to an earlier date, in which event, such representations and warranties are repeated herein as of such earlier date).

                                   ARTICLE 8.

                                    COVENANTS

                  SECTION 8.1. PAYMENT OF NOTES.

                  ARG II shall pay the principal of (and premium, if any) and interest on the Notes pursuant to the provisions of this Indenture and any applicable Series Supplement. Principal and interest shall be considered paid on the date due if the Trustee or the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due.

                  SECTION 8.2. MAINTENANCE OF OFFICE OR AGENCY.

                  ARG II will maintain an office or agency (which may be an office of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon ARG II in respect of the Notes and this Indenture may be served, and where, at any time when ARG II is obligated to make a payment of principal and premium upon the Notes, the Notes may be surrendered for payment. ARG II will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time ARG II shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  ARG II may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. ARG II will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  ARG II hereby designates the Corporate Trust Office of the Trustee as one such office or agency of ARG II.

                  SECTION 8.3. INFORMATION.

                  ARG II will deliver or cause to be delivered to the Trustee:

                  (a) promptly upon receipt by ARG II, a copy of any notice, financial information, certificates, statements, reports and other materials delivered by any Leasing Company to ARG II pursuant to the related Group III Leasing Company Indenture or Group-Specific Leasing Company Indenture;

                  (b) from time to time such additional information regarding the financial position, results of operations or business of any Leasing Company, any Group III Lessee, Group-Specific Lessee or ANC as the Trustee may reasonably request to the extent that such Leasing Company, Group III Lessee, Group-Specific Lessee or ANC, as the case may be, delivers such information to ARG II pursuant to any Group III Leasing Company Indenture or Group-Specific Leasing Company Indenture; and

                  (c) on the Distribution Date occurring in March, June, September and December, commencing on the Distribution Date in June 2002, a certificate of an officer of ARG II that, except as provided in any certificate delivered in accordance with SECTION 8.10, no Amortization Event, Group III Leasing Company Amortization Event, Group-Specific Leasing Company Amortization Event, Group III Lease Event of Default, Group-Specific Lease Event of Default or (to the best of such officer's knowledge) Potential Amortization Event, Group III Potential Leasing Company Amortization Event, Group-Specific Potential Leasing Company Amortization Event, Group III Potential Lease Event of Default or Group-Specific Potential Lease Event of Default has occurred or is continuing.

                  SECTION 8.4. PAYMENT OF OBLIGATIONS.

                  ARG II will pay and discharge, at or before maturity, all of its respective material obligations and liabilities, including, without limitation, tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings, and will maintain, in accordance with GAAP applied on a consistent basis, reserves as appropriate for the accrual of any of the same.

                  SECTION 8.5. RULE 144A INFORMATION REQUIREMENT.

                  For so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, ARG II covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Noteholder in connection with any sale thereof and any prospective purchaser of Notes from such Noteholder in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                  SECTION 8.6. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.

                  ARG II will maintain its existence as a corporation validly existing, and in good standing under the laws of the State of Delaware and duly qualified as a foreign corporation licensed under the laws of each state in which the failure to so qualify would have a material adverse effect on the business and operations of ARG II.

                  SECTION 8.7. COMPLIANCE WITH LAWS.

                  ARG II will comply in all respects with all Requirements of Law and all applicable laws, ordinances, rules, regulations, and requirements of Governmental

Authorities (including, without limitation, ERISA and the rules and regulations thereunder) except where such noncompliance would not materially and adversely affect the condition, financial or otherwise, operations, performance or properties of ARG II or its ability to carry out the transactions contemplated in this Indenture and each other Related Document; PROVIDED, HOWEVER, such noncompliance will not result in a Lien (other than a Permitted Lien) on any Assets of ARG II.

                  SECTION 8.8. INSPECTION OF PROPERTY, BOOKS AND RECORDS.

                  ARG II will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its Assets, business and activities in accordance with GAAP applied on a consistent basis; and will permit the Trustee, and/or any Person designated by the Trustee, to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

                  SECTION 8.9. COMPLIANCE WITH RELATED DOCUMENTS.

                  ARG II will perform and comply with each and every obligation, covenant and agreement required to be performed or observed by it in or pursuant to this Indenture and each other Related Document to which it is a party, subject to the grace periods set forth therein, and will not take any action which would permit any Leasing Company to have the right to refuse to perform any of its obligations under the Group III Leasing Company Related Documents or the Group-Specific Leasing Company Related Documents, as applicable, to which it is a party or any Group III Lessee or Group-Specific Lessee, as applicable, or, if applicable, ANC to have the right to refuse to perform any of its obligations under the Group III Leasing Company Related Documents or Group-Specific Leasing Company Related Documents, as applicable, to which it is a party.

                  SECTION 8.10. NOTICE OF DEFAULTS.

                  (a) Promptly (and in any event within five Business Days) upon becoming aware of any Potential Amortization Event, Amortization Event, Group III Leasing Company Amortization Event, Group-Specific Leasing Company Amortization Event, Group III Potential Leasing Company Amortization Event, Group-Specific Potential Leasing Company Amortization Event, Group III Lease Event of Default, Group-Specific Lease Event of Default, Group III Potential Lease Event of Default or Group-Specific Potential Lease Event of Default, ARG II shall give the Trustee and the Rating Agencies written notice thereof, together with a certificate of an Authorized Officer of ARG II setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by ARG II; and

                  (b) Promptly (and in any event within five Business Days) upon becoming aware of any default under any Related Document, ARG II shall give the Trustee and the Rating Agencies written notice thereof.

                  SECTION 8.11. NOTICE OF MATERIAL PROCEEDINGS.

                  Promptly upon becoming aware thereof, ARG II shall give the Trustee and Moody's written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting ARG II which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of ARG II or the ability of ARG II to perform its obligations under this Indenture or under any other Related Document to which it is a party.

                  SECTION 8.12. FURTHER REQUESTS.

                  ARG II will promptly furnish to the Trustee such other information as, and in such form as, the Trustee may reasonably request in connection with the transactions contemplated hereby.

                  SECTION 8.13. FURTHER ASSURANCES.

                  (a) ARG II shall do such further acts and things, and execute and deliver to the Trustee such additional assignments, agreements, powers and instruments, as is required or as the Trustee or the Required Noteholders of any Outstanding Series of Notes reasonably determines to be necessary to carry into effect the purposes of this Indenture or the other Related Documents or to better assure and confirm unto the Trustee or the Noteholders their rights, powers and remedies hereunder including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby. If any amount payable under or in connection with any of the Group III Collateral (other than the Group III Leasing Company Notes) or any Group-Specific Collateral (other than any Group-Specific Leasing Company Notes) shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Trustee and physically delivered to the Trustee promptly. Without limiting the generality of the foregoing provisions of this Section 8.13(a), ARG II shall take all actions that are required to maintain the security interest of the Trustee in the Group III Collateral or Group-Specific Collateral, as applicable, as a perfected security interest subject to no prior Liens, including, without limitation, filing all Uniform Commercial Code financing statements, continuation statements and amendments thereto necessary to achieve the foregoing. If ARG II fails to perform any of its agreements or obligations under this Section 8.13(a), the Trustee may (but shall not be required to) itself perform such agreement or obligation, and the expenses of the Trustee incurred in connection therewith shall be payable by ARG II upon the Trustee's demand therefor; provided, however, prior to taking any such action, the Trustee shall give notice of such intention to ARG II and provide ARG II with a reasonable opportunity to take such action itself. ARG II also hereby acknowledges that the Trustee has the right but not the obligation to file any such financing statement or continuation statement without the signature of ARG II to the extent permitted by applicable law.

                  (b) ARG II will warrant and defend the Trustee's right, title and interest in and to the Group III Collateral or Group-Specific Collateral, as applicable, and the income, distributions and proceeds thereof, for the benefit of the Trustee on behalf of the Group III Secured Parties or Group-Specific Secured Parties, as applicable, against the claims and demands of all Persons whomsoever.

                  (c) If so requested by Group III Noteholders (or Noteholders pursuant to a Series Supplement related to a Segregated Series of Notes) holding 10% or in excess of 10% of the aggregate Invested Amount of any Series of Group III Notes (excluding for the purposes of making the foregoing calculation, any Group III Notes held by ANC or any Affiliate of ANC (other than an Affiliate Issuer)) (or any Series of Notes issued pursuant to a Series Supplement related to a Segregated Series of Notes (excluding for the purposes of making the foregoing calculation, any such Notes held by ANC or any Affiliate of ANC (other than an Affiliate Issuer), as applicable)), ARG II will provide, no more frequently than annually and, without the request of Group III Noteholders (or Noteholders pursuant to a Series Supplement related to a Segregated Series of Notes), six months prior to the fifth anniversary of the date hereof, an Opinion of Counsel to the effect that no UCC financing or continuation statements are required to be filed with respect to any of the Group III Collateral or Group-Specific Collateral, as applicable, in which a security interest may be perfected by the filing of UCC financing statements.

                  SECTION 8.14. LIENS.

                  ARG II will not create, incur, assume or permit to exist any Lien upon any of its Assets (including the Group III Collateral and any Group-Specific Collateral), other than (i) Liens in favor of the Trustee for the benefit of the Group III Secured Parties or Group-Specific Secured Parties, as applicable, and (ii) Permitted Liens.

                  SECTION 8.15. OTHER INDEBTEDNESS.

                  ARG II will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than (i) Indebtedness hereunder and (ii) Indebtedness permitted under any other Related Document.

                  SECTION 8.16. MERGERS.

                  ARG II will not merge or consolidate with or into any other Person.

                  SECTION 8.17. SALES OF ASSETS.

                  ARG II will not sell, lease, transfer, liquidate or otherwise dispose of any Assets, except as contemplated by the Related Documents and provided that if such Assets constitute Group III Collateral or Group-Specific Collateral the proceeds received by ARG II are paid directly to the Group III Collection Account (or a similar collection account established by ARG II with the Trustee as contemplated by Section 2.3(b) and 5.1 hereof in respect of a new pool of Group-Specific Collateral) (the "Group-Specific Collection Account") or deposited by ARG II into the Group III Collection Account or any Group-Specific Collection Account within two Business Days after receipt thereof by ARG II.

                  SECTION 8.18. ACQUISITION OF ASSETS.

                  ARG II will not acquire, by long-term or operating lease or otherwise, any Assets except in accordance with the terms of the Related Documents.

                  SECTION 8.19. DIVIDENDS, OFFICERS' COMPENSATION, ETC.

                  ARG II will not (i) declare or pay any distributions on any of its shares of capital stock or make any purchase, redemption or other acquisition of, any of its shares of capital stock; PROVIDED, HOWEVER, that so long as no Amortization Event or Potential Amortization Event has occurred and is continuing or would result therefrom, ARG II may declare and pay distributions out of earnings or capital surplus computed in accordance with GAAP applied on a consistent basis or (ii) pay any wages or salaries or other compensation to officers, directors, employees or others except out of earnings or capital surplus computed in accordance with GAAP applied on a consistent basis.

                  SECTION 8.20. NAME; PRINCIPAL OFFICE.

                  ARG II will neither (a) change its jurisdiction of organization or location of its chief executive office or sole place of business (within the meaning of the applicable UCC) without thirty (30) days' prior written notice to the Trustee nor (b) change its name or corporate structure to such an extent that any financing statement filed in connection with this Indenture would become misleading without prior written notice to the Trustee sufficient to allow the Trustee to make all filings (including filings of financing statements on form UCC-1) and recordings necessary to maintain the perfection of the interest of the Trustee in the Group III Collateral pursuant to this Indenture. In the event that ARG II desires to so change its jurisdiction of organization, its name or corporate structure, ARG II will make any required filings and prior to actually changing its jurisdiction of organization its name or corporate structure, ARG II will deliver to the Trustee
(i) an Officers' Certificate and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Trustee in the Group III Collateral and any Group-Specific Collateral in respect of the new jurisdiction of organization or new name of ARG II and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

                  SECTION 8.21. ORGANIZATIONAL DOCUMENTS.

                  ARG II will not amend any of its organizational documents, including its certificate of incorporation or by-laws, unless, prior to such amendment, each Rating Agency confirms that after such amendment the Rating Agency Confirmation and Consent Condition with respect to each Outstanding Series of Notes will be met.

                  SECTION 8.22. INVESTMENTS.

                  ARG II will not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than pursuant to the Subordinated Note or as permitted by the Related Documents and with respect to Permitted Investments; PROVIDED, HOWEVER, that upon the occurrence and during the continuance of an Amortization Event, ARG II shall not advance any additional amounts under the Subordinated Note. In addition, without limiting the generality of the foregoing, ARG II will not cause the Trustee to make any Permitted Investments on ARG II's behalf that would have the effect of causing ARG II to be an "investment company" within the meaning of the Investment Company Act.

                  SECTION 8.23. NO OTHER AGREEMENTS; APPROVALS UNDER GROUP III LEASING COMPANY RELATED DOCUMENTS AND GROUP-SPECIFIC LEASING COMPANY RELATED DOCUMENTS.

                  (a) ARG II will not (i) enter into or be a party to any agreement or instrument other than any Related Document or any documents related to any Enhancement or documents and agreements incidental thereto or entered into as contemplated in SECTION 8.25 or
         8.28 or (ii) except as provided for in Section 8.23(B), 12.1 or 12.2, amend, modify or waive any provision of any Related Document to which it is a party.

                  (b) ARG II will not give any approval or consent or permission provided for in any Group III Leasing Company Related Document or Group-Specific Leasing Company Related Document without the consent of the Requisite Investors, except as permitted in SECTION 3.2(A); PROVIDED that, notwithstanding the foregoing, without the consent of the Required Noteholders of each Outstanding Series of Group III Notes (or Outstanding Series of Notes issued pursuant to a Series Supplement related to a Segregated Series of Notes), ARG II will not consent to
         (i) any amendment, modification or waiver of any provision of any Group III Leasing Company Related Document or any Group-Specific Leasing Company Related Document (other than any amendment permitted under

         SECTION 12.1 of any Leasing Company Base Indenture), as applicable,
         (ii) any modification of the minimum depreciation rate specified under
         SECTION 24.18 of each Group III Lease or Group-Specific Lease, as applicable, or (iii) the grant of any waivers of an Amortization Event with respect to any Group III Leasing Company Note or any Group-Specific Leasing Company Note, as applicable, under SECTION 9.4 of the related Leasing Company Base Indenture; provided further that, ARG II will take such action under SECTION 9.6(A), (B), (C), or (D) of any Group III Leasing Company Indenture or Group-Specific Leasing Company Indenture, as applicable, at the direction of the Required Noteholders of any Outstanding Series of Group III Notes ((or Outstanding Series of Notes issued pursuant to a Series Supplement related to a Segregated Series of Notes), as applicable).

                  SECTION 8.24. OTHER BUSINESS.

                  ARG II will not engage in any business or enterprise or enter into any transaction other than the acquisition and funding of the Group III Leasing Company Notes or any Group-Specific Leasing Company Notes, the related exercise of its rights under the Group III Leasing Company Related Documents or Group-Specific Leasing Company Related Documents, the making of loans to ANC pursuant to the Subordinated Note in accordance with SECTION 8.22, the incurrence and payment of ordinary course operating expenses, the issuing and selling of the Group III Notes (or Notes issued pursuant to a Series Supplement related to a Segregated Series of Notes) and other activities related to or incidental to either of the foregoing (including transactions contemplated in SECTION 8.23 and 8.25).

                  SECTION 8.25. USE OF PROCEEDS OF NOTES.

                  ARG II shall use the proceeds of Notes solely for one or more of the following purposes: (a) to acquire and fund the Group III Leasing Company Notes or Group-Specific Leasing Company Notes, as applicable, in accordance with the Group III Leasing Company Indentures or Group-Specific Leasing Company Indentures, as applicable; (b) to pay amortizing Group III Notes ((or amortizing Notes issued pursuant to a Series Supplement related to a Segregated Series of Notes), as applicable), when due or to prepay Group III Notes ((or Notes issued pursuant to a Series Supplement related to a Segregated Series of Notes), as applicable), in accordance with this Indenture; or (c) to make loans pursuant to the Subordinated Note in accordance with SECTION 8.22.

                  SECTION 8.26. MAINTENANCE OF SEPARATE EXISTENCE.

                  ARG II will do all things necessary to maintain its corporate existence separate and apart from that of ANC or any Affiliate of ANC including, without limitation, (i) practicing and adhering to corporate formalities, such as maintaining appropriate books and records; (ii) owning or leasing (including through shared arrangements with Affiliates) all office furniture and equipment necessary to operate its business; (iii) not (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (B) having obligations guaranteed by any of its Affiliates, (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates and (D) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any Affiliate; (iv) other than as provided in the Related Documents, maintaining its deposit and other bank accounts and all of its assets separate from those of any other Person; (v) maintaining its financial records and books of account separate and apart from those of any other Person; (vi) compensating all its employees, officers, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, consultants and agents of such Affiliate, out of its own funds; (vii) maintaining office space separate and apart from that of any of its Affiliates (even if such office space is subleased from or is on or near premises occupied by any of its Affiliates) and a telephone number separate and apart from that of any of its Affiliates; (viii) accounting for and managing all of its liabilities separately from those of any of its Affiliates; (ix) allocating, on an arm's-length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer and other office equipment and software; (x) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving ARG II, ANC or any Affiliate of ANC, to substantively consolidate ARG II with ANC or such Affiliate of ANC; (xi) remaining solvent,
(xii) conducting all of its business (whether written or oral) solely in its own name, (xiii) paying from its funds and assets all obligations and indebtedness incurred by it; (xiv) maintaining a sufficient number of employees for its contemplated business operations; PROVIDED that if no employees are required than there will be no employees, and (xv) correcting any known misunderstanding regarding its separate identity and (xvi) all other actions specified in the Article Tenth of the Certificate of Incorporation of ARG II. ARG II acknowledges its receipt of a copy of those certain opinion letters issued by Weil, Gotshal & Manges LLP dated the date of issuance of the initial Series of Notes addressing the issue of substantive consolidation as it may relate to ANC, the Group III Lessees and ARG II and the characterization of the Group III Operating Leases as "true leases". ARG II hereby agrees to maintain in place all policies and procedures, and take and continue to take all action, described in the factual assumptions set forth in such opinion letters and relating to ARG II. On an annual basis, commencing May 31, 2003, ARG II will provide to the Rating Agencies and the Trustee an Officer's Certificate certifying that it is in compliance with its obligations under this SECTION 8.26.

                  SECTION 8.27. NO ERISA PLAN.

                  ARG II will not establish or maintain or contribute to any Pension Plan that is covered by Title IV of ERISA.

                  SECTION 8.28. ADDITIONAL LEASING COMPANIES.

                  ARG II will not acquire an Group III Additional Leasing Company Note issued under a Group III Additional Leasing Company Indenture, as supplemented by a Group III Additional Leasing Company Series Supplement, from a Group III Additional Leasing Company without complying with the provisions of this SECTION 8.28. If ARG II desires to acquire an Group III Additional Leasing Company Note issued under a Group III Additional Leasing Company Indenture, as supplemented by a Group III Additional Leasing Company Supplement, from a Group III Additional Leasing Company, ARG II shall deliver the following to the
Trustee:

                  (a) such Group III Additional Leasing Company Indenture and Group III Additional Leasing Company Supplement, in substantially the form of the existing Group III Leasing Company Indentures or otherwise in form and substance satisfactory to the Required Noteholders of each Outstanding Series of Group III Notes, duly executed by such Group III Additional Leasing Company and the Group III Additional Leasing Company Trustee;

                  (b) the original Counterpart No. 1 of the Group III Additional Leasing Company Lease securing such Group III Additional Leasing Company Indenture, as supplemented by such Group III Additional Leasing Company Supplement, in substantially the form of the existing Group III Leases or otherwise in form and substance satisfactory to the Required Noteholders of each Outstanding Series of Group III Notes, duly executed by such Group III Additional Leasing Company, the Group III Additional Leasing Company Lessee and ANC, as guarantor and servicer;

                  (c) such Group III Additional Leasing Company Note, in substantially the form of the existing Group III Leasing Company Notes or otherwise in form and substance satisfactory to the Required Noteholders of each Outstanding Series of Group III Notes, duly executed by such Group III Additional Leasing Company and duly authenticated by the Group III Additional Leasing Company Trustee and registered in the name of the Trustee;

                  (d) a Group III Additional Leasing Company Receivables Trust Agreement, in substantially the form of the existing Leasing Company Receivable Trust Agreements or otherwise in form and substance satisfactory to the Required Noteholders of each Outstanding Series of Group III Notes, duly executed by such Group III Additional Leasing Company and duly authenticated by the Group III Additional Leasing Company Trustee and registered in the name of the Trustee;

                  (e) evidence to the effect that such Group III Additional Leasing Company and the Group III Additional Leasing Company Lessee shall have become parties to the Master Collateral Agency Agreement in accordance with the Master Collateral Agency Agreement;

                  (f) evidence that the Master Collateral Agent shall have received executed counterparts of the Group III Assignment Agreements related to the assignment of rights under each Group III Manufacturer

         Program under which Group III Program Vehicles will be purchased or financed by such Group III Additional Leasing Company, duly executed by the Group III Additional Leasing Company Lessee, the Group III Additional Leasing Company, the Master Collateral Agent and each applicable Manufacturer;

                  (g) evidence that the Master Collateral Agent shall have received a copy of each Group III Manufacturer Program under which Group III Program Vehicles are proposed to be financed or purchased by such Group III Additional Leasing Company and an Officer's Certificate duly executed by an officer of the Group III Additional Leasing Company certifying that each such copy is true, correct and complete as of such date;

                  (h) written confirmation that the Rating Agency Confirmation Condition with respect to each Outstanding Series of Group III Notes shall have been satisfied with respect to ARG II's acquisition of such Group III Additional Leasing Company Note;

                  (i) an Officer's Certificate of ARG II dated as of the date of ARG II's acquisition of such Group III Additional Leasing Company Note to the effect that (i) no Amortization Event with respect to any Outstanding Series of Group III Notes, Enhancement Agreement Event of Default with respect to any Outstanding Series of Group III Notes, Enhancement Deficiency with respect to any Outstanding Series of Group III Notes, Potential Amortization Event with respect to any Outstanding Series of Group III Notes or Potential Enhancement Agreement Event of Default with respect to any Outstanding Series of Group III Notes, is continuing or will occur as a result of its acquisition of such Group III Additional Leasing Company Note, (ii) the acquisition of such Group III Additional Leasing Company Note will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which ARG II is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which ARG II is a party or by which it or its property may be bound or to which it or its property may be subject and (iii) all conditions precedent provided in this Base Indenture and any Series Supplement with respect to any Outstanding Series of Group III Notes with respect to acquisition of such Group III Additional Leasing Company Note have been complied with;

                  (j) an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Trustee, dated the date of ARG II's acquisition of such Group III Additional Leasing Company Note, substantially to the effect that:

                           (i) all instruments furnished to the Trustee conform
                  in all material respects to the requirements of this Base Indenture and any Series Supplement with respect to any

                  Outstanding Series of Group III Notes with respect to acquisition of such Group III Additional Leasing Company Note, and all conditions precedent provided for in this Base Indenture and any such Series Supplement have been complied with in all material respects;

                           (ii) (x) the Group III Additional Leasing Company is
                  duly formed in the jurisdiction of its formation and had the power and authority to execute and deliver each of the Group III Additional Leasing Company Related Documents to which it is a party; (y) the Group III Additional Leasing Company Lessee is duly incorporated or formed, as the case may be, in the jurisdiction of its incorporation or formation, as the case may be, and had the corporate, limited partnership or limited liability company, as the case may be, power and authority to execute and deliver each of the Group III Additional Leasing Company Related Documents to which it is a party; and (z) ANC, in its capacity as guarantor and servicer under the Group III Additional Leasing Company Lease, is duly incorporated in the jurisdiction of its incorporation and had the power and authority to execute and deliver the Group III Additional Leasing Company Lease and each other Group III Additional Leasing Company Related Document to which it is a party;

                           (iii) each of the Group III Additional Leasing
                  Company Related Documents has been duly authorized, executed and delivered by the Group III Additional Leasing Company, the Group III Additional Leasing Company Lessee and ANC, as applicable;

                           (iv) the Group III Additional Leasing Company Note
                  has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of the Group III Additional Leasing Company Indenture and the related Group III Additional Leasing Company Supplement, will constitute valid, binding and enforceable obligations of the Group III Additional Leasing Company entitled to the benefits of the Group III Additional Leasing Company Indenture and the related Group III Additional Leasing Company Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

                           (v) the Group III Additional Leasing Company Related
                  Documents are legal, valid and binding agreements of the Group III Additional Leasing Company, the Group III Additional Leasing Company Lessee or ANC, as the case may be, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

                           (vi) none of the Group III Additional Leasing
                  Companies is, or is controlled by, an "investment company" within the meaning of, or is required to register as an "investment company" under, the Investment Company Act, and the Group III Additional Leasing Company Indenture is not required to be registered under the Trust Indenture Act;

                           (vii) the Group III Additional Leasing Company
                  Indenture and the related Group III Additional Leasing Company Supplement are effective to create a legal, valid and enforceable security interest in the collateral pledged thereunder and that such security interest constitutes a first priority, perfected security interest in such collateral;

                           (viii) the assets of the Group III Additional Leasing
                  Company would not be substantively consolidated with the assets of ANC or the Group III Additional Leasing Company Lessee in the event of the insolvency of ANC or such Group III Additional Leasing Company Lessee;

                           (ix) there being no pending or threatened litigation
                  which, if adversely determined, would materially and adversely affect the ability of the Group III Additional Leasing Company or the Group III Additional Leasing Company Lessee to perform its obligations under any of the Group III Additional Leasing Company Related Documents;

                           (x) the absence of any conflict with or violation of
                  any court decree, injunction, writ or order applicable to the Group III Additional Leasing Company or the Group III Additional Leasing Company Lessee or any breach or default of any indenture, agreement or other instrument as a result of the issuance of the Group III Additional Leasing Company Note or the execution, delivery or performance of the Group III Additional Leasing Company Related Documents by the Group III Additional Leasing Company or the Group III Additional Leasing Company Lessee;

                           (xi) the offer and sale of the Group III Additional
                  Leasing Company Note is not required to be registered under the Securities Act; and

                           (xii) such other matters as the Trustee may
                  reasonably require.

                  (k) evidence (which, in the case of the filing of financing statements on form UCC-1, may be telephonic, followed by prompt written confirmation) that ARG II has caused all filings (including filing of financing statements on form UCC-1) and recordings to be accomplished as may be reasonably required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, licenses and security interest of the Trustee in the Group III Additional Leasing Company Note and the Group III Additional Leasing Company Indenture, as supplemented by the Group III Additional Leasing Company Supplement for the benefit of the Group III Secured Parties; and

                  (l) such other documents, instruments, certifications, agreements or other items as the Trustee may reasonably require.

Upon satisfaction of such conditions, the Group III Additional Leasing Company Note and the Group III Additional Leasing Company Indenture, as supplemented by the Group III Additional Leasing Company Supplement, shall be part of the Group III Collateral.

                                   ARTICLE 9.

                        AMORTIZATION EVENTS AND REMEDIES

                  SECTION 9.1. AMORTIZATION EVENTS.

                  If any one of the following events shall occur during the Revolving Period, the Accumulation Period or the Controlled Amortization Period with respect to any Series of Notes (each, an "AMORTIZATION EVENT"):

                  (a) The occurrence of an Event of Bankruptcy with respect to ARG II, any Leasing Company or the general partner of any Leasing Company;

                  (b) ARG II shall have become an "investment company" or shall have become under the "control" of an "investment company" under the Investment Company Act of 1940, as amended;

                  (c) Any of the Related Documents (other than any Related Document relating solely to another Series of Notes not sharing in the same Group-Specific Collateral) or any material portion thereof shall not be in full force and effect, enforceable in accordance with its terms (other than any Related Document that has been terminated in accordance with its terms) or ARG II shall so assert in writing;

                  (d) [Reserved]; and

                  (e) Any other event shall occur which may be specified in any Series Supplement as an Amortization Event";

then (i) in the case of any event described in CLAUSE (C) or (E) above (with respect to CLAUSE (E) above, only to the extent such Amortization Event is subject to waiver as set forth in the applicable Series Supplement), either the Trustee, by written notice to ARG II, or the Required Noteholders of the applicable Series of Notes, by written notice to

ARG II and the Trustee, may declare that an Amortization Event has occurred with respect to such Series as of the date of the notice, or (ii) in the case of any event described in CLAUSE (A) or (B) above, an Amortization Event with respect to all Series of Notes then outstanding shall immediately occur without any notice or other action on the part of the Trustee or any Noteholders or (iii) in the case of any event described in CLAUSE (E) above (only to the extent such Amortization Event is not subject to waiver as set forth in the applicable Series Supplement), an Amortization Event with respect to the related Series of Notes shall immediately occur without any notice or other action on the part of the Trustee or any Noteholders; PROVIDED, HOWEVER, that the Trustee shall have no liability in connection with any action or inaction taken or not taken by it upon the occurrence of an Amortization Event unless a Trust Officer has actual knowledge of such Amortization Event; and PROVIDED, FURTHER the provisions of this sentence shall not insulate the Trustee from liability arising out of its negligence or willful misconduct.

                  SECTION 9.2. RIGHTS OF THE TRUSTEE UPON AMORTIZATION EVENT OR CERTAIN OTHER EVENTS OF DEFAULT.

                  (a) GENERAL. If and whenever an Amortization Event shall have occurred and be continuing, the Trustee may and, at the written direction of the Requisite Investors of the non-Segregated Series of Notes or of any Segregated Series of Notes shall, exercise from time to time any rights and remedies available to it with respect to the Group III Collateral or the Group-Specific Collateral, as the case may be, under applicable law or any applicable Related Document; PROVIDED, HOWEVER, that if such Amortization Event is with respect to less than all Outstanding Series of Notes or with respect to a Segregated Series of Notes, then the Trustee's rights and remedies pursuant to the provisions of this SECTION 9.2 shall, with respect to any non-Segregated Series of Notes, to the extent not detrimental to the rights of the holders of the Series of Notes with respect to which no Amortization Event shall have occurred, or if with respect to a Segregated Series of Notes, be limited to rights and remedies pertaining only to those non-Segregated Series of Notes or those Segregated Series of Notes, as the case may be, with respect to which such Amortization Event has occurred and the Trustee shall exercise such rights and remedies at the written direction of Noteholders holding in excess of 50% of the aggregate Invested Amount of all such non-Segregated Series of Notes or such Segregated Series of Notes, as the case may be, with respect to which such Amortization Event has occurred (excluding, in either case, any Notes held by ARG II or any Affiliate of ARG II (other than an Affiliate Issuer)). Any amounts obtained by the Trustee on account of or as a result of the exercise by the Trustee of any right shall be held by the Trustee as additional collateral for the repayment of Group III ARG II Obligations and Group-Specific ARG II Obligations (collectively, the "ARG II Obligations") with respect to all such non-Segregated Series of Notes or such Segregated Series of Notes, as the case may be, due and payable in respect of each Series and shall be applied as provided in ARTICLE 5 hereof. If so specified in the applicable Series Supplement, the Trustee may agree to limit its exercise of rights and remedies available to it as a result of the occurrence of an Amortization Event to the extent set forth therein.

                  (b) GROUP III LEASING COMPANY RELATED DOCUMENTS AND GROUP-SPECIFIC LEASING COMPANY RELATED DOCUMENTS. If an Amortization Event shall have occurred and be continuing, the Trustee, at the written direction of the Requisite Investors (in the case of an Amortization Event with respect to all Series of Group III Notes ((or Notes issued pursuant to a Series Supplement related to a Segregated Series of Notes), as applicable) or the Required Noteholders (in the case of an Amortization Event with respect to a particular Series of Group III Notes ((or Notes issued pursuant to a Series Supplement related to a Segregated Series of Notes), as applicable), shall exercise, to the extent necessary, all rights, remedies, powers, privileges and claims of ARG II against any party under or in connection with the Group III Leasing Company Related Documents or Group-Specific Leasing Company Related Documents, as applicable, including the right or power to take any action to compel performance or observance by any such party of its obligations to ARG II, and to give any consent, request, notice, direction, approval, extension or waiver in respect of the Group III Leasing Company Related Documents or Group-Specific Leasing Company Related Documents, as applicable.

                  (c) ARG II LIQUIDATION EVENTS. If and whenever an ARG II Liquidation Event with respect to any Outstanding Series of Notes shall have occurred and be continuing, the Trustee may and, at the written direction of the Required Noteholders of such Series shall, exercise from time to time any rights and remedies available to it as the result of such occurrence under the Group III Leasing Company Related Documents or Group-Specific Leasing Company Related Documents, as applicable. Any amounts obtained by the Trustee on account of or as a result of the exercise by the Trustee of any such rights shall be applied as provided in ARTICLE 5 hereof.

                  (d) ADDITIONAL REMEDIES. In addition to any rights and remedies now or hereafter granted hereunder or under applicable law with respect to the Group III Collateral and any Group-Specific Collateral, the Trustee shall have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.

                  (e) NON-SEGREGATED SERIES. Upon the occurrence of an Amortization Event relating to one or more, but not all, Outstanding Series of Group III Notes (not including any Segregated Series of Notes), the Trustee shall exercise all remedies hereunder to the extent necessary to pay all interest and principal on the related Series of Group III Notes up to the Invested Amount of each Series.

                  (f) CERTAIN OTHER NON-SEGREGATED SERIES. Certain Series of Group III Notes (not including any Segregated Series of Notes) may provide for allocations of Group III Collections to such Series of Group III Notes only in respect of specified items of Group III Collateral upon the occurrence of certain Amortization Events. Upon the occurrence of such an Amortization Event relating to such a Series of Group III Notes, the Trustee shall, to the extent specified in the applicable Series Supplement, limit any recourse hereunder to the related specified items of Group III Collateral to satisfy the payment of all interest and principal on such Series of Group III Notes up to the Invested Amount of such Series.

                  (g) SEGREGATED SERIES. Upon the occurrence of an Amortization Event relating to any Outstanding Segregated Series of Notes, the Trustee shall limit any recourse hereunder to the related Group-Specific Collateral in satisfying the payment of interest and principal due on such Segregated Series of Notes. For all purposes hereunder and for the avoidance of doubt, the Group III Collection Account has been established solely for the benefit of the Group III Noteholders, and in connection with the issuance of a Segregated Series of Notes, ARG II will establish with the Trustee a separate and segregated trust account with respect to collections in respect of the Group-Specific Collateral related in such Segregated Series of Notes as contemplated by SECTION 2.3(B) hereof.

                  SECTION 9.3. OTHER REMEDIES.

                  Subject to the terms and conditions of this Indenture, if an Amortization Event occurs and is continuing, the Trustee may pursue any remedy available under applicable law or in equity to collect the payment of principal of or interest on the Notes (or the applicable Series of Notes, in the case of an Amortization Event that affects only one or more particular Series of Notes) or to enforce the performance of any provision of the Notes, this Indenture or any Series Supplement with respect to that Series of Notes. In addition, the Trustee may, or shall at the written direction of the Requisite Investors of the non-Segregated Series of Notes or of any Segregated Series of Notes (or the Required Noteholders of one or more Series of Notes, in the case of an Amortization Event that affects only such Series of Notes), direct ARG II to exercise any rights or remedies available under any Related Document or under applicable law or in equity with respect to that Series of Notes.

                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding, and any such proceeding instituted by the Trustee shall be in its own name as trustee. All remedies are cumulative to the extent permitted by law.

                  SECTION 9.4. WAIVER OF PAST EVENTS.

                  Unless otherwise specified in the Series Supplement for a Series of Notes, subject to SECTION 12.2 hereof, the Supermajority Noteholders of a Series of Notes, by written notice to the Trustee, may waive any existing Potential Amortization Event or Amortization Event related to CLAUSE (C) or (E) of SECTION 9.1 (with respect to CLAUSE (E), only to the extent not otherwise specified in the related Series Supplement) which relate to such Series and its consequences except a continuing Potential Amortization Event or Amortization Event in the payment of the principal of or interest on any Note. Upon any such waiver, such Potential Amortization Event shall cease to exist with respect to such Series, and any Amortization Event with respect to such Series arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Potential Amortization Event or impair any right consequent thereon. A Potential Amortization Event or an Amortization Event related to CLAUSE (B), (C) or (E) of SECTION 9.1 (with respect to CLAUSE (E) only to the extent only subject to waiver by 100% of the Noteholders of the related Series as set forth in the related Series Supplement) may be waived by one hundred (100) percent of the Noteholders of a Series of Notes and the Enhancement Provider, if any, of such Series. An Amortization Event related to CLAUSE (A) of SECTION 9.1 shall not be subject to waiver.

                  SECTION 9.5. CONTROL BY REQUISITE INVESTORS OR REQUIRED NOTEHOLDERS.

                  The Requisite Investors of the non-Segregated Series of Notes or of any Segregated Series of Notes (or, to the extent such remedy relates only to a particular Series of Notes, the Required Noteholders of such Series) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, subject to SECTION 10.1, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Noteholders of non-Segregated Series of Notes, or that may involve the Trustee in personal liability.

                  SECTION 9.6. LIMITATION ON SUITS.

                  Any other provision of this Indenture to the contrary notwithstanding, a Noteholder of any Series may pursue a remedy with respect to this Indenture or the Notes of such Series only if:

                  (a) the Noteholder gives to the Trustee written notice of a continuing Amortization Event;

                  (b) the Noteholders of at least 25% in principal amount of all then Outstanding Notes of such Series make a written request to the Trustee to pursue the remedy;

                  (c) such Noteholder or Noteholders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (e) during such 60-day period the Required Noteholders of such Series do not give the Trustee a direction inconsistent with the request.

A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

                  SECTION 9.7. UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE PAYMENT; WITHHOLDING TAXES.

                  (a) Notwithstanding any other provision of this Indenture, the right of any Noteholder of a Note to receive payment of principal of and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder.

                  (b) The Paying Agent shall (or if the Trustee is not the Paying Agent, the Trustee shall cause the Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall) comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Noteholders and otherwise comply with the provisions of this Indenture applicable to it.

                  SECTION 9.8. COLLECTION SUIT BY THE TRUSTEE.

                  If any Amortization Event consisting of a payment default under a Series of Notes occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against ARG II for the whole amount of principal and interest remaining unpaid on such Series of Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  SECTION 9.9. THE TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to ARG II (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under SECTION 10.5 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the

Trustee, its agents and counsel, and any other amounts due the Trustee under
SECTION 10.5 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, Notes and other properties which the Noteholders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  SECTION 9.10. PRIORITIES.

                  If the Trustee collects any money pursuant to this Article, the Trustee shall pay out the money in accordance with the provisions of ARTICLE 5 of this Indenture.

                  SECTION 9.11. UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Noteholder pursuant to SECTION 9.6, or a suit by Noteholders of more than 10% in principal amount of all then outstanding Notes.

                  SECTION 9.12. RIGHTS AND REMEDIES CUMULATIVE.

                  No right or remedy herein conferred upon or reserved to the Trustee or to the holders of Notes is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 9.13. DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Amortization Event shall impair any such right or remedy or constitute a waiver of any such Amortization

Event or an acquiescence therein. Every right and remedy given by this ARTICLE 9 or by law to the Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders of Notes, as the case maybe.

                  SECTION 9.14. REASSIGNMENT OF SURPLUS.

                  Promptly after termination of this Indenture and the payment in full of the Group III ARG II Obligations and Group-Specific ARG II Obligations, any proceeds of the Group III Collateral and any Group-Specific Collateral received or held by thc Trustee shall be turned over to ARG II and the Group III Collateral and Group-Specific Collateral shall be reassigned to ARG II by the Trustee without recourse to the Trustee and without any representations, warranties or agreements of any kind.

                                  ARTICLE 10.

                                   THE TRUSTEE

                  SECTION 10.1. DUTIES OF THE TRUSTEE.

                  (a) If an Amortization Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; PROVIDED, HOWEVER, that the Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Amortization Event of which a Trust Officer has not received written notice; and PROVIDED, FURTHER that the preceding sentence shall not have the effect of insulating the Trustee from liability arising out of the Trustee's negligence or willful misconduct.

                  (b) Except during the occurrence and continuance of an Amortization Event:

                           (i) The Trustee undertakes to perform only those
                  duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) In the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) This clause does not limit the effect CLAUSE (B)
                  of this SECTION 10.1.

                           (ii) The Trustee shall not be liable for any error of
                  judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (iii) The Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to SECTION 9.3.

                           (iv) The Trustee shall not be charged with knowledge
                  of any default by any Leasing Company or other Person in the performance of its obligations under any Collateral Agreement or any agreement pursuant to a Series Supplement related to a Segregated Series of Notes (the "Group-Specific Collateral Agreement"), unless a Trust Officer of the Trustee receives written notice of such failure from ARG II, any Leasing Company Trustee, any Leasing Company or any Holders of Notes evidencing not less than 10% of the aggregate principal amount of the Notes of any Series adversely affected thereby or otherwise has actual knowledge thereof.

                  (d) Notwithstanding anything to the contrary contained in this Indenture or any of the Related Documents, no provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability if there is reasonable ground (as determined by the Trustee in its sole discretion) for believing that the repayment of such funds is not reasonably assured to it by the security afforded to it by the terms of this Indenture. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (e) In the event that the Paying Agent or the Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Registrar, as the case may be, under this Indenture, the Trustee shall be obligated as soon as practicable upon actual knowledge of a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.

                  (f) Subject to Section 10.3, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Related Documents. The Trustee may allow and credit to ARG II interest agreed upon by ARG II and the Trustee from time to time as may be permitted by law.

                  SECTION 10.2. RIGHTS OF THE TRUSTEE.

                  Except as otherwise provided by SECTION 10.1:

                  (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed by or presented by the proper person.

                  (b) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Indenture.

                  (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any Series Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture or any Series Supplement, unless such Noteholders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of a default by any Leasing Company or ARG II (which has not been cured), to exercise such of the rights and powers vested in it by this Indenture or any Series Supplement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (f) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Required Noteholders of any Series which could be adversely affected if the Trustee does not perform such acts, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of ARG II, personally or by agent or attorney at the sole cost of ARG II and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                  (g) The Trustee shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Trustee's own willful misconduct or negligence.

                  (h) The Trustee shall not be liable for the acts or omissions of any successor to the Trustee so long as such acts or omissions were not the result of the negligence, bad faith or willful misconduct of the predecessor Trustee.

                  (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                  SECTION 10.3. INDIVIDUAL RIGHTS OF THE TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with ARG II or an Affiliate of ARG II with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to SECTION 10.8.

                  SECTION 10.4. NOTICE OF AMORTIZATION EVENTS AND POTENTIAL AMORTIZATION EVENTS.

                  If an Amortization Event or a Potential Amortization Event occurs and is continuing and if a Trust Officer of the Trustee receives written notice or has actual knowledge thereof, the Trustee shall promptly provide the Noteholders and each Rating Agency with notice of such Amortization Event or the Potential Amortization Event, to the extent such Notes are represented by a Global Note, by telephone and facsimile, and, otherwise, by first class mail.

                  SECTION 10.5. COMPENSATION.

                  (a) ARG II shall promptly pay to the Trustee from time to time such compensation for its acceptance of this Indenture and services hereunder as set forth in the letter agreement dated May 6, 2002 between ARG II and the Trustee, as may be amended from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. ARG II shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include (i) the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel and (ii) the reasonable expenses of the Trustee's agents in administering the Group III Collateral and, as specified from time to time, any Group-Specific Collateral.

                  (b) ARG II shall not be required to reimburse any expense or indemnify the Trustee against any loss, liability, or expense incurred by the Trustee through the Trustee's own willful misconduct or negligence.

                  (c) When the Trustee incurs expenses or renders services after an Amortization Event occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

                  (d) The provisions of this SECTION 10.5 shall survive the termination of this Indenture and the resignation and removal of the Trustee.

                  SECTION 10.6. REPLACEMENT OF THE TRUSTEE.

                  (a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this SECTION 10.6.

                  (b) The Trustee may, after giving sixty (60) days prior written notice to ARG II, each Noteholder and each Rating Agency, resign at any time and be discharged from the trust hereby created by so notifying ARG II; PROVIDED, HOWEVER, that no such resignation of the Trustee shall be effective until a successor trustee has assumed the obligations of the Trustee hereunder. The Requisite Investors may remove the Trustee by so notifying the Trustee and ARG II. ARG II may remove the Trustee if:

                           (i) the Trustee fails to comply with SECTION 10.8;

                           (ii) the Trustee is adjudged a bankrupt or an
                  insolvent or an order for relief is entered with respect to the Trustee under the Bankruptcy Code;

                           (iii) a custodian or public officer takes charge of
                  the Trustee or its property; or

                           (iv) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, ARG II shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Requisite Investors may appoint a successor Trustee to replace the successor Trustee appointed by ARG II.

                  (c) If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, ARG II or any Secured Party may petition at the expense of ARG II any court of competent jurisdiction for the appointment of a successor Trustee.

                  (d) If the Trustee after written request by any Noteholder who has been a Noteholder for at least six months fails to comply with
         SECTION 10.8, such Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) A successor Trustee shall deliver a written acceptance of its appointment to the retiring or removed Trustee and to ARG II. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture and any Series Supplement. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; PROVIDED, HOWEVER, that all sums owing to the retiring Trustee hereunder (and its agents and counsel) have been paid. Notwithstanding replacement of the Trustee pursuant to this SECTION 10.6, ARG II's obligations under
         SECTION 10.5 hereof shall continue for the benefit of the retiring Trustee.

                  SECTION 10.7. SUCCESSOR TRUSTEE BY MERGER, ETC.

                  Subject to SECTION 10.8, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

                  SECTION 10.8. ELIGIBILITY DISQUALIFICATION.

                  (a) There shall at all times be a Trustee hereunder which shall (i) be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, (ii) have an unsecured long-term debt rating of at least A2 from Moody's, (iii) be subject to supervision or examination by Federal or state authority and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and
         (iv) if such Trustee is other than The Bank of New York as the original Trustee hereunder, acceptable to the Requisite Investors.

                  (b) At any time the Trustee shall cease to satisfy the eligibility requirements of CLAUSES (A)(I) or (A)(II) above, the Trustee shall resign immediately in the manner and with the effect specified in SECTION 10.6.

                  SECTION 10.9. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

                  (a) Notwithstanding any other provisions of this Indenture or any Series Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Group III Collateral or Group-Specific Collateral may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, with the prior written consent of the Requisite Investors, of all or any part of the Group III Collateral or Group-Specific Collateral, as applicable, and to vest in such Person or Persons, in such capacity and for the benefit of the Group III Secured Parties or Group-Specific Secured Parties, as applicable, such title to the Group III Collateral or Group-Specific Collateral, as applicable, or any part thereof, and, subject to the other provisions of this SECTION 10.9, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
         SECTION 10.8 and no notice to Noteholders, as applicable, of the appointment of any co-trustee or separate trustee shall be required under SECTION 10.6. No co-trustee shall be appointed without the consent of ARG II unless such appointment is required as a matter of state law or to enable the Trustee to perform its functions hereunder.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) The Notes of each Series shall be authenticated
                  and delivered solely by the Trustee or an authenticating agent appointed by the Trustee;

                           (ii) All rights, powers, duties and obligations
                  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                           (iii) No trustee hereunder shall be personally liable
                  by reason of any act or omission of any other trustee hereunder; and

                           (iv) The Trustee may at any time accept the
                  resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article 10. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture and any Series Supplement, specifically including every provision of this Indenture or any Series Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to ARG II.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Indenture or any Series Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (e) In connection with the appointment of a co-trustee, the Trustee may, at any time, at the Trustee's sole cost and expense, without notice to the Noteholders, delegate its duties under this Base Indenture and any Series Supplement to any Person who agrees to conduct such duties in accordance with the terms hereof; PROVIDED, HOWEVER, that no such delegation shall relieve the Trustee of its obligations and responsibilities hereunder with respect to any such delegated duties.

                  SECTION 10.10. REPRESENTATIONS AND WARRANTIES OF TRUSTEE.

                  The Trustee represents and warrants to ARG II and the Group III Secured Parties and each Group-Specific Secured Party that:

                           (i) The Trustee is a banking corporation duly
                  organized, existing and in good standing under the laws of the State of New York;

                           (ii) The Trustee has full power, authority and right
                  to execute, deliver and perform this Indenture and any Series

                  Supplement issued concurrently with this Indenture and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and any Series Supplement issued concurrently with this Indenture and to authenticate the Notes;

                           (iii) This Indenture has been duly executed and
                  delivered by the Trustee; and

                           (iv) The Trustee meets the requirements of
                  eligibility as a trustee hereunder set forth in SECTION 10.8 hereof.

                  SECTION 10.11. ARG II INDEMNIFICATION OF THE TRUSTEE.

                  ARG II shall fully indemnify and hold harmless the Trustee (and any predecessor Trustee) and its directors, officers, agents and employees from and against any and all loss, liability, claim, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of the activities of the Trustee pursuant to this Indenture or any Series Supplement, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; PROVIDED, HOWEVER, that ARG II shall not indemnify the Trustee or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute negligence or willful misconduct by the Trustee. The indemnity provided herein shall survive the termination of this Indenture and the resignation and removal of the Trustee.

                  SECTION 10.12. TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM ARG II.

                  Any application by the Trustee for written instructions from ARG II or the Servicer may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. Subject to SECTION 10.1, the Trustee not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of ARG II or the Servicer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                  ARTICLE 11.

                             DISCHARGE OF INDENTURE

                  SECTION 11.1. TERMINATION OF ARG II'S OBLIGATIONS.

                  (a) This Indenture shall cease to be of further effect (except that ARG II's obligations under SECTION 10.5 and SECTION 10.11 and the Trustee's and Paying Agent's obligations under SECTION 11.3 shall survive) when all Outstanding Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Trustee for cancellation and ARG II has paid all sums payable hereunder.

                  (b) In addition, except as may be provided to the contrary in any Series Supplement, ARG II may terminate all of its obligations under this Indenture if:

                           (i) ARG II irrevocably deposits in trust with the
                  Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and ARG II under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay, when due, principal and interest on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; PROVIDED, HOWEVER, that (1) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (2) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Notes;

                           (ii) ARG II delivers to the Trustee an Officer's
                  Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with, and an Opinion of Counsel to the same effect;

                           (iii) ARG II delivers to the Trustee an Officer's
                  Certificate stating that no Potential Amortization Event or Amortization Event, in either case, described in SECTION 9.1(C) shall have occurred and be continuing on the date of such deposit; and

                           (iv) the Rating Agency Confirmation and Consent
                  Condition is satisfied with respect to each Outstanding Series of Notes.

Then, this Indenture shall cease to be of further effect (except as provided in this SECTION 11.1), and the Trustee, on demand of ARG II, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture.

                  (c) After such irrevocable deposit made pursuant to SECTION 11.1(B) and satisfaction of the other conditions set forth herein, the Trustee promptly upon request shall acknowledge in writing the discharge of ARG II's obligations under this Indenture except for those surviving obligations specified above.

                  In order to have money available on a payment date to pay principal or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at ARG II's option.

                  SECTION 11.2. APPLICATION OF TRUST MONEY.

                  The Trustee or a trustee satisfactory to the Trustee and ARG II shall hold in trust money or U.S. Government Obligations deposited with it pursuant to SECTION 11.1. The Trustee shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal and interest on the Notes.

                  The provisions of this SECTION 11.2 shall survive the expiration or earlier termination of this Indenture.

                  SECTION 11.3. REPAYMENT TO ARG II.

                  The Trustee and the Paying Agent shall promptly pay to ARG II upon written request any excess money or, pursuant to SECTIONS 2.11 and 2.14, return any Notes held by them at any time.

                  Subject to SECTION 2.7(C), the Trustee and the Paying Agent shall pay to ARG II upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due.

                  The provisions of this SECTION 11.3 shall survive the expiration or earlier termination of this Indenture.

                                  ARTICLE 12.

                                   AMENDMENTS

                  SECTION 12.1. WITHOUT CONSENT OF THE NOTEHOLDERS.

                  Without the consent of any Noteholder, ARG II, the Trustee, and any applicable Enhancement Provider, at any time and from time to time, may enter into one or more Supplements hereto, for any of the following purposes, provided that the Rating Agency Confirmation Condition with respect to each Outstanding Series of Notes is met with respect to such Supplement:

                  (a) to create a new Series of Notes (including, without limitation, making such modifications to the Indenture and the other Related Documents as may be required to issue a Segregated Series of Notes; PROVIDED, HOWEVER, that the creation of any Segregated Series of Notes shall not result in a material adverse effect on the Noteholders of any Series unless the Required Noteholders of such Series shall have given their prior written consent to the creation thereof);

                  (b) to add to the covenants of ARG II for the benefit of any Group III Secured Parties or Group-Specific Secured Parties (and if such covenants are to be for the benefit of less than all Series of Notes, stating that such covenants are expressly being included solely for the benefit of such Series) or to surrender any right or power herein conferred upon ARG II (PROVIDED, HOWEVER, that ARG II will not pursuant to this SUBSECTION 12.1(B) surrender any right or power it has under the Group III Leasing Company Related Documents or the Group-Specific Leasing Company Related Documents, as applicable);

                  (c) to mortgage, pledge, convey, assign and transfer to the Trustee any property or assets as security for the Notes and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Trustee and to set forth such other provisions in respect thereof as may be required by the Indenture or as may, consistent with the provisions of the Indenture, be deemed appropriate by ARG II and the Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Trustee;

                  (d) to cure any mistake, ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Series Supplement or in any Notes issued hereunder;

                  (e) to provide for uncertificated Notes in addition to certificated Notes;

                  (f) to add to or change any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more Series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

                  (h) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture;

                  PROVIDED, HOWEVER, that, as evidenced by an Opinion of Counsel, such action shall not adversely affect in any material respect the interests of any Noteholders. Upon the request of ARG II and upon receipt by the Trustee of the documents described in SECTION 2.2 hereof, the Trustee shall join with ARG II in the execution of any Series Supplement authorized or permitted by the terms of this Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such Series Supplement which affects its own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 12.2. WITH CONSENT OF THE NOTEHOLDERS.

                  Except as provided in SECTIONS 8.23, 9.4 and 12.1, the provisions of this Indenture, any Series Supplement (unless otherwise provided in such Series Supplement) and each other Related Document to which ARG II is a party may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by ARG II, the Trustee, any applicable Enhancement Provider and the Required Noteholders of each Outstanding Series of Notes and the Rating Agency Confirmation Condition is satisfied for each Outstanding Series of Notes; PROVIDED that the Rating Agency Confirmation Condition does not need to be satisfied for any Outstanding Series of Notes in respect of which the consent of 100% of the Noteholders of such Outstanding Series of Notes has been obtained; PROVIDED further, that no consent of any Noteholders of any particular Outstanding Series of Notes shall be required to any amendment, modification or waiver of or to this Indenture, any Series Supplement and any Related Document if such amendment, modification or waiver does not adversely affect in any material respect the Noteholders of such Outstanding Series of Notes (as substantiated by an Opinion of Counsel to such effect) and the Rating Agency Confirmation Condition is satisfied with respect to such Series of Notes; PROVIDED further that any amendment to any Group-Specific Related Document shall be deemed not to affect in any material respect the Noteholders of each Outstanding Series of Notes that is not a Series of Notes for which such Group-Specific Related Documents have been designated. Notwithstanding the foregoing:

                           (i) any modification of this SECTION 12.1, any change
                  in any requirement hereunder that any particular action be taken by Noteholders holding the relevant percentage in principal amount of the Notes or any change in the definition of the terms "Group III Aggregate Asset Amount", "Group-Specific Aggregate Asset Amount", "Group III Operating Lease Asset Amount", "Invested Amount", "Invested Percentage", "Group III Manufacturer Program", "Required Noteholders", "Supermajority Noteholders" or "Requisite Investors" or the applicable amount of Enhancement or any defined term used for the purpose of any such definitions shall require the consent of each affected Noteholder; and

                           (ii) any amendment, waiver or other modification that
                  would (a) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Note (or reduce the principal amount of or rate of interest on any Note) shall require the consent of each affected Noteholder; (b) approve the assignment or transfer by ARG II of any of its rights or obligations hereunder or under any other Related Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each affected Noteholder; (c) release any obligor under any Related Document to which it is a party except pursuant to the express terms of such Related Document shall require the consent of each affected Noteholder; (d) affect adversely the interests, rights or obligations of any Noteholder individually in comparison to any other Noteholder shall require the consent of such Noteholder; or (e) amend or otherwise modify any Amortization Event shall require the consent of each affected Noteholder.

No failure or delay on the part of any Noteholder or the Trustee in exercising any power or right under this Indenture or any other Related Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

                  SECTION 12.3. SUPPLEMENTS.

                  Each amendment or other modification to this Indenture or the Notes shall be set forth in a Supplement. The initial effectiveness of each Supplement shall be subject to the satisfaction of the Rating Agency Confirmation Condition with respect to such Supplement. In addition to the manner provided in SECTIONS 12.1 and 12.2, each Series Supplement may be amended as provided in such Series Supplement.

                  SECTION 12.4. REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment or waiver becomes effective, a consent to it by a Noteholder of a Note is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder's Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to his Note or portion of a Note if the Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. ARG II may fix a record date for determining which Noteholders must consent to such amendment or waiver.

                  SECTION 12.5. NOTATION ON OR EXCHANGE OF NOTES.

                  The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. ARG II in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

                  SECTION 12.6. THE TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Trustee shall sign any Supplement authorized pursuant to this ARTICLE 12 if the Supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does have such an adverse effect, the Trustee may, but need not, sign it. In signing such Supplement, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to SECTION 10.1, shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel as conclusive evidence that such Supplement is authorized or permitted by this Indenture and that it will be valid and binding upon ARG II in accordance with its terms.

                                  ARTICLE 13.

                                  MISCELLANEOUS

                  SECTION 13.1. NOTICES.

                  (a) Any notice or communication by ARG II or the Trustee to the other shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

                  If to ARG II:

                  ARG Funding Corp. II
                  7700 France Avenue South
                  Minneapolis, MN 55435

                  Attn:  Jason Smith
                  Phone: (952) 830-2121
                  Fax:   (952) 893-6519, with a copy to: (954) 320-4530

                  If to the Trustee:

                  The Bank of New York
                  101 Barclay Street, Floor 8 West
                  New York, New York 10286

                  Attention:  Corporate Trust Administration - Asset-Backed
                              Securities Unit
                  Phone: (212) 815-4389
                  Fax:   (212) 815-3883

                  ARG II or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; PROVIDED, HOWEVER, ARG II may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

                  Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex or telecopier shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

                  Notwithstanding any provisions of this Indenture to the contrary, the Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Notes.

                  If ARG II mails a notice or communication to Noteholders, it shall mail a copy to the Trustee at the same time.

                  (b) Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 13.2. COMMUNICATION BY NOTEHOLDERS WITH OTHER NOTEHOLDERS.

                  Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or the Notes.

                  SECTION 13.3. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by ARG II to the Trustee to take any action under this Indenture, ARG II shall furnish to the Trustee an Officer's Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in SECTION 13.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with.

                  SECTION 13.4. STATEMENTS REQUIRED IN CERTIFICATE.

                  Each certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that the Person giving such certificate has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

                  (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

                  SECTION 13.5. RULES BY THE TRUSTEE.

                  The Trustee may make reasonable rules for action by or at a meeting of Noteholders.

                  SECTION 13.6. NO RECOURSE AGAINST OTHERs.

                  A director, Authorized Officer, employee or stockholder of ARG II, as such, shall not have any liability for any obligations of ARG II under the Notes or this

Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability.

                  SECTION 13.7. DUPLICATE ORIGINALS.

                  The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

                  SECTION 13.8. BENEFITS OF INDENTURE.

                  Except as set forth in a Series Supplement, nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Indenture.

                  SECTION 13.9. PAYMENT ON BUSINESS DAY.

                  In any case where any payment date, redemption date or maturity date of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the payment date, redemption date, or maturity date; PROVIDED, HOWEVER, that no interest shall accrue for the period from and after such payment date, redemption date, or maturity date, as the case may be.

                  SECTION 13.10. GOVERNING LAW.

                  The laws of the State of New York shall govern and be used to construe this Indenture and the Notes and the rights and duties of ARG II, the Trustee, Registrar, Paying Agent, Noteholders and Note Owners.

                  SECTION 13.11. SUCCESSORS.

                  All agreements of ARG II in this Indenture and the Notes shall bind its successor; PROVIDED, HOWEVER, ARG II may not assign its obligations or rights under this Indenture or any Related Document. All agreements of the Trustee in this Indenture shall bind its successor.

                  SECTION 13.12. SEVERABILITY.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If any provision of this Indenture shall be, or shall be deemed to be, illegal, invalid or unenforceable under the applicable laws and regulations of one jurisdiction, such provision shall not thereby be rendered illegal, invalid or unenforceable in any other jurisdiction.

                  SECTION 13.13. COUNTERPART ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  SECTION 13.14. TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  SECTION 13.15. TERMINATION; GROUP III COLLATERAL.

                  This Indenture, and any grants, pledges and assignments hereunder, shall become effective concurrently with the issuance of the first Series of Notes and shall terminate when (a) all Group III ARG II Obligations and any Group-Specific ARG II Obligations shall have been fully paid and satisfied, (b) the obligations of each Enhancement Provider under any Enhancement and related documents have terminated, and (c) any Enhancement shall have terminated, at which time the Trustee, at the request of ARG II and upon receipt of an Officer's Certificate from ARG II to the effect that the conditions in CLAUSES (A), (B) and (C) above have been complied with and upon receipt of a certificate from the Trustee and each Enhancement Provider to the effect that the conditions in CLAUSES (A), (B) and (C) above relating to Group III ARG II Obligations or Group-Specific ARG II Obligations, as applicable, to the Noteholders and each Enhancement Provider have been complied with, shall reassign (without recourse upon, or any warranty whatsoever by, the Trustee) and deliver all Group III Collateral and any Group-Specific Collateral and documents then in the custody or possession of the Trustee promptly to ARG II.

                  ARG II and the Group III Secured Parties hereby agree that, if any funds remain on deposit in the Group III Collection Account after the termination of this Indenture, such amounts shall be released by the Trustee and paid to ARG II.

                  ARG II and the Group-Specific Secured Parties hereby agree that, if any funds remain on deposit in the Group-Specific Collection Account after the termination of this Indenture, such amounts shall be released by the Trustee and paid to ARG II.

                  SECTION 13.16. NO BANKRUPTCY PETITION AGAINST ARG II.

                  Each of the Group III Secured Parties, any Group-Specific Secured Parties and the Trustee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, encourage anyone to institute against, or join or cooperate with any other Person in instituting against, ARG II any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law; PROVIDED, HOWEVER, that nothing in this SECTION 13.16 shall constitute a waiver of any right to indemnification, reimbursement or other payment from ARG II pursuant to this Indenture. In the event that any such Group III Secured Party, such Group-Specific Secured Party or the Trustee takes action in violation of this SECTION 13.16, ARG II shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Group III Secured Party, such Group-Specific Secured Party or the Trustee against ARG II or the commencement of such action and raising the defense that such Group III Secured Party, such Group-Specific Secured Party or the Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this SECTION 13.16 shall survive the termination of this Indenture, and the resignation or removal of the Trustee. Nothing contained herein shall preclude participation by any Group III Secured Party, any Group-Specific Secured Party or the Trustee in the assertion or defense of its claims in any such proceeding involving ARG II.

                  SECTION 13.17. NO RECOURSE.

                  The obligations of ARG II under this Indenture are solely the obligations of ARG II. The Notes shall be non-recourse obligations of ARG II and shall be limited in right of payment to amounts available from the Group III Collateral or any Group-Specific Collateral as provided in this Indenture and ARG II shall not otherwise be liable for payments on the Notes. No recourse shall be had for the payment of any amount owing in respect of any fee hereunder or any other obligation or claim arising out of or based upon this Indenture against any stockholder, employee, officer, director or incorporator of ARG II. Fees, expenses or costs payable by ARG II hereunder shall be payable by ARG II to the extent and only to the extent that ARG II is reimbursed therefor pursuant to the Group III Leasing Company Indentures, any Group-Specific Leasing Company Indentures or the Related Documents, or funds are then available or thereafter become available for such purpose pursuant to ARTICLE 5. Nothing in this SECTION
13.17 shall be construed to limit the Trustee from exercising its rights hereunder with respect to the Group III Collateral or any Group-Specific Collateral.

                  IN WITNESS WHEREOF, the Trustee and ARG II have caused this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                ARG FUNDING CORP. II,
                                as Issuer



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title: Vice President and Assistant Secretary



                                THE BANK OF NEW YORK,
                                as Trustee



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                      DEFINITIONS TO ARG II BASE INDENTURE

                                   SCHEDULE I
                                     TO THE
                                 BASE INDENTURE


                                DEFINITIONS LIST

                  "ACCRUED AMOUNTS" means, with respect to any Series of Notes (or any class of such Series of Notes), the amount, if any, specified in the applicable Series Supplement.`

                  "ACCUMULATION PERIOD" means, with respect to any Series of Notes, the period, if any, specified in the applicable Series Supplement.

                  "ADDITIONAL BASE RENT" is defined in SECTION 6 of Annex B to each of the Group III Leases.

                  "ADMINISTRATIVE SUBACCOUNT" means an internal administrative account established by the Trustee for record keeping purposes to facilitate the proper allocation of Group III Collections or Group-Specific Collections within the Group III Collection Account or Group-Specific Collection Account, as applicable.

                  "AFFILIATE" means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and "controlled" and "controlling" have meanings correlative to the foregoing.

                  "AFFILIATE ISSUER" means any special purpose entity that is an Affiliate of ANC that has entered into financing arrangements secured by one or more Series of Notes.

                  "AGENT" means any Registrar or Paying Agent.

                  "AGENT MEMBERS" means members of, or participants in, DTC.

                  "AGGREGATE INVESTED AMOUNT" means the sum of the Invested Amounts with respect to all Series of Notes then outstanding.

                  "ALAMO" means Alamo Rent-A-Car, Inc., a Florida corporation, and any successor thereto.

                  "ALAMO LEASING" means Alamo Financing L.P., a special purpose Delaware limited partnership, and any successor thereto.

                  "AMORTIZATION COMMENCEMENT DATE" means, with respect to a Series of Notes, the date on which an Amortization Event for such Series is deemed to have occurred pursuant to SECTION 9.1 of this Base Indenture.

                  "AMORTIZATION EVENT" with respect to each Series of Notes, has the meaning specified in SECTION 9.1 of this Base Indenture.

                  "AMORTIZATION PERIOD" means, with respect to any Series of Notes, the period following the Revolving Period (as defined in any related Series Supplement) which shall be the Accumulation Period, the Controlled Amortization Period, or the Rapid Amortization Period, each as defined in the applicable Series Supplement.

                  "ANNEX" means one of the annexes to the Group III Leases.

                  "ANNUAL NOTEHOLDERS' TAX STATEMENT" is defined in SECTION 6.4 of this Base Indenture.

                  "ANC" means ANC Rental Corporation., a Delaware corporation, and any successor thereto.

                  "ARG II" is defined in the preamble to this Base Indenture.

                  "ARG II COMMITTED PURCHASER" means a special purpose company, that is an Affiliate of ANC, that has committed to purchase a Series of Notes from ARG II from time to time and that finances such purchases with, among other things, the proceeds of commercial paper notes issued by such special purpose company.

                  "ARG II LIQUIDATION EVENT" means, with respect to any Series of Notes, one of the events specified in the applicable Series Supplement.

                  "ARG II OBLIGATIONS" is defined in SECTION 9.2(A) of this Base Indenture.

                  "ASSETS" means any interest of any kind in any assets or property of any kind, tangible or intangible, real, personal or mixed, now owned or hereafter acquired by ARG II.

                  "ASSIGNMENT AGREEMENT" means an agreement with respect to each Manufacturer and its Group III Manufacturer Program, entered into or to be entered into among a Leasing Company and/or one or more Group III Lessees, as assignor, and the Master Collateral Agent, as assignee, and acknowledged by such Manufacturer, assigning to the Master Collateral Agent certain of such Leasing Company's and/or such Group III Lessees' rights, title and interest in such Manufacturer's Group III Manufacturer Program as it relates to Vehicles purchased from such Manufacturer.

                  "AUTHORIZED FLEET PURCHASER" means a Person authorized by a Manufacturer to acquire Vehicles pursuant to, and to enforce such Manufacturer's obligations under, the Group III Manufacturer Program of such Manufacturer.

                  "AUTHORIZED OFFICER" means (a) as to ARG II, any of the President, any Vice-President, the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer and those officers, employees and agents whose signatures and incumbency shall have been certified to the Trustee in such certificates as may be delivered by ARG II to the Trustee from time to time as duly authorized to execute and deliver any instruments, certificates, notices and other documents in connection herewith on behalf of ARG II and to take, from time to time, all other actions on behalf of ARG II in connection therewith and
(b) as to any Leasing Company, any of the President, any Vice President, the Secretary or any Assistant Secretary, the Treasurer or any Assistant Treasurer thereof or of any general partner, managing member or manager thereof, and those officers, employees and agents of any such general partner, managing member or manager whose signatures and incumbency shall have been certified to ARG II in such certificates as may be delivered by such general partner, managing member or manager to ARG II from time to time as duly authorized to execute and deliver the related Leasing Company Base Indentures and any instruments, certificates, notices and other documents in connection therewith on behalf of such Leasing Company and to take, from time to time, all other actions on behalf of such Leasing Company in connection therewith.

                  "BANKRUPTCY CODE" means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 ET SEQ.

                  "BASE INDENTURE" means the Amended and Restated Base Indenture, dated as of August 30, 2002, between ARG II and the Trustee, as amended, restated, modified or supplemented from time to time, exclusive of Series Supplements.

                  "BENEFICIARY" is defined in the preamble of the Master Collateral Agency Agreement.

                  "BOOK-ENTRY NOTES" means beneficial interests in the Notes, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in SECTION 2.16 of this Base Indenture; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book-Entry Notes.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York or Chicago, Illinois.

                  "CAPITALIZED COST" means, (i) with respect to each Vehicle (other than Refinanced Vehicles) the amount payable to the Manufacturer, dealer or other seller selling such Group III Vehicle in order to purchase such Group III Vehicle, as established by the invoice delivered in connection with such Group III Vehicle, and (ii) with respect to each Vehicle that is a Refinanced Vehicle, the initial purchase price thereof (as established by the invoice delivered in connection with such Group III Vehicle at the time the Group III Lessee purchased such Group III Vehicle) less all Group III Depreciation Charges accrued through the Group III Vehicle Funding Date for such Group III Vehicle; PROVIDED, HOWEVER, that with respect to any Group III Vehicle, "Capitalized Cost" may include dealer profit to the extent consistent with reasonable industry standards and delivery Charges but shall not include any taxes, registration fees or titling fees with respect to such Group III Vehicle.

                  "CARTEMPS" means Spirit Rent-A-Car, Inc. d/b/a Alamo, an Ohio corporation, and any successor thereto.

                  "CARTEMPS LEASING" means CarTemps Financing L.P., a special purpose Delaware limited partnership, and any successor thereto.

                  "CARRYING CHARGES" means, as of any day, without duplication, the aggregate of all Trustee fees and other fees and expenses and indemnity amounts, if any, payable by ARG II under the Indenture or the other Related Documents and all other operating expenses of ARG II (including any management fees), in each case, which have accrued since the most recent Distribution Date and any such amounts which had accrued as of the most recent Distribution Date and remain unpaid.

                  "CERTIFICATED SECURITY" means a "certificated security" within the meaning of the applicable UCC.

                  "CERTIFICATED SECURITIES COLLATERAL" means the Group III Leasing Company Notes.

                  "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act or any successor provision thereto or Euroclear and Clearstream.

                  "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "CLEARSTREAM" means Clearstream Banking, societe anonyme, a corporation organized under the laws of the Duchy of Luxembourg.

                  "CLOSING DATE" means the Initial Closing Date or any Series Closing Date.

                  "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.

                  "COMPANY ORDER" and "COMPANY REQUEST" means a written order or request signed in the name of ARG II by any one of its Authorized Officers and delivered to the Trustee.

                  "CONSOLIDATED SUBSIDIARY" means, at any time, with respect to ARG II or any Leasing Company, any Subsidiary or other entity the accounts of which would be consolidated with those of ARG II or such Leasing Company, as the case may be, in its consolidated financial statements as of such time.

                  "CONTINGENT OBLIGATION" as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (b) under any letter of credit issued for the account of that Person or for which that Person is otherwise liable for reimbursement thereof. Contingent Obligation shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency of any balance sheet item, level of income or financial condition of another or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under SUBCLAUSE (I) or (II) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

                  "CONTRACTUAL OBLIGATION" means, with respect to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "CONTROL" means (a) with respect to a Security Entitlement, the Trustee (i) is identified in the records of the Securities Intermediary for such Security Entitlement as the person having such Security Entitlement against such Security Intermediary or (ii) has obtained the agreement, in writing, of the Securities Intermediary for such Security Entitlement that it will comply with orders of the Trustee regarding the transfer or redemption of such Security Entitlement without further consent of any other person; or (b) with respect to a United States Security Entitlement, (i) the Trustee is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as a fiscal agent for the issuer of such United States Security Entitlement and such Federal Reserve Bank has indicated by book entry that such United States Securities Entitlement has been credited to the Trustee's securities account in such book entry system or (ii) (A) the Trustee (x) is identified in the records of the Securities Intermediary for such United

States Security Entitlement as the person having such Security Entitlement against such Securities Intermediary or (y) has obtained the agreement, in writing, of the Securities Intermediary for such Security Entitlement that it will comply with orders of the Trustee regarding the transfer or redemption of such Security Entitlement without further consent of any other person, (B) the Securities Intermediary for such United States Securities Entitlement is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such United States Securities Entitlement and (C) such Federal Reserve Bank has indicated by book entry that such United States Securities Entitlement has been credited to such Securities Intermediary's securities account in such book entry system.

                  "CONTROLLED AMORTIZATION PERIOD" means, with respect to any Series of Notes, the period specified, if any, in the applicable Series Supplement.

                  "CONTROLLED DISTRIBUTION AMOUNT" means, with respect to any Series of Notes, the amount (or amounts), if any, specified in the applicable Series Supplement.

                  "CONTROLLED GROUP" means, with respect to any Person, such Person, whether or not incorporated, and any corporation, trade or business that is required to be treated, along with such Person, as a single controlled group of corporations or a controlled group of trades or businesses as described in
Section 414(b) of the Code.

                  "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of the Base Indenture is located at Bank of New York, Asset Backed Securities, 5 Penn Plaza-16th Floor, New York, New York 10001, Attention: John Bobko, or at any other time at such other address as the Trustee may designate from time to time by notice to the Noteholders and ARG II.

                  "DAILY REPORT" is defined in SECTION 4.1(A) of this Base Indenture.

                  "DEFINITIONS LIST" means this Definitions List, as amended, restated, supplemented or modified from time to time in accordance with the terms of the Indenture.

                  "DEFINITIVE NOTES" is defined in SECTION 2.16(E) of this Base Indenture.

                  "DELIVERY" has the meaning assigned thereto in Section 8-301 of Revised Article 8.

                  "DETERMINATION DATE" means the date three Business Days prior to each Distribution Date.

                  "DISTRIBUTION ACCOUNT" means, with respect to any Series of Notes, an account established as such pursuant to the applicable Series Supplement.

                  "DISTRIBUTION DATE" means, unless otherwise specified in any Series Supplement for the related Series of Notes, the 20th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day, commencing May 20, 2002.

                  "DOLLAR" and the symbol "$" mean the lawful currency of the United States.

                  "DTC" means The Depository Trust Company.

                  "ENHANCEMENT" means, with respect to any Series of Notes, the rights and benefits provided to the Noteholders of such Series of Notes pursuant to any letter of credit, surety bond, cash collateral account, overcollateralization, issuance of subordinated Notes, spread account, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other similar arrangement.

                  "ENHANCEMENT AGREEMENT" means any contract, agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

                  "ENHANCEMENT AGREEMENT EVENT OF DEFAULT" means with respect to any Series of Notes any event of default under any Enhancement Agreement specified in the applicable Series Supplement, after giving effect to any applicable cure periods.

                  "ENHANCEMENT AMOUNT" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

                  "ENHANCEMENT DEFICIENCY" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

                  "ENHANCEMENT PERCENTAGE" means, with respect to any Series of Notes or class of Notes, the percentage, if any, specified in the applicable Series Supplement.

                  "ENHANCEMENT PROVIDER" means the Person providing any Enhancement as designated in the applicable Series Supplement, other than any Noteholders the Notes of which are subordinated to any class or Series of Notes.

                  "ENHANCEMENT PROVIDER ACCOUNT" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

                  "ENHANCEMENT PROVIDER'S OFFICE" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

                  "EUROCLEAR" means Euroclear System.

                  "EVENT OF BANKRUPTCY" shall be deemed to have occurred with respect to a Person if:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

                  (c) the board of directors or other similar governing body of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in CLAUSE (B) above.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXPECTED FINAL DISTRIBUTION DATE" means, with respect to any Series of Notes, the date, if any, stated in the applicable Series Supplement as the date on which such Series of Notes is expected to be paid in full.

                  "FINANCE GUIDE" means the Black Book Official Finance/Lease Guide.

                  "FINANCED VEHICLE" means a Group III Eligible Vehicle subject to a Financing Lease.

                  "FINANCING LEASE" means each of the Group III Leases as supplemented by Annex B to such Group III Lease.

                  "GAAP" means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American

Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended.

                  "GENERAL INTANGIBLES COLLATERAL" means ARG II's right, title and interest in and to all of the assets, property and interests in property, whether now owned or hereafter acquired or created, together with the portion of the Master Collateral with respect to which the Trustee in favor of the Group III Secured Parties is named as a Beneficiary in SECTION 3.1(A)(I) (other than the Group III Leasing Company Notes), (II) and (III) of this Base Indenture.

                  "GLOBAL NOTE" means a Restricted Global Note, a Temporary Global Note or a Permanent Global Note.

                  "GM" means General Motors Corporation, a Delaware corporation, or its successor.

                  "GOVERNMENTAL AUTHORITY" means any Federal, state, local or foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.

                  "GROUP III ACQUIRED VEHICLE" means a Group III Eligible Vehicle that is acquired or owned by, and titled in the name of, a Leasing Company and leased to a Group III Lessee under a Group III Operating Lease on or after the Group III Lease Commencement Date.

                  "GROUP III ADDITIONAL LEASING COMPANY" means a special purpose wholly-owned Subsidiary of ANC which is engaged in the business of acquiring, financing, refinancing and leasing Group III Vehicles pursuant to a Group III Additional Leasing Company Lease and which has issued an Group III Additional Leasing Company Note to ARG II pursuant to a Group III Additional Leasing Company Indenture, as supplemented by a Group III Additional Leasing Company Supplement, that has been included in the Group III Collateral in accordance with the requirements of SECTION 8.28 of this Base Indenture.

                  "GROUP III ADDITIONAL LEASING COMPANY INDENTURE" means a Base Indenture between a Group III Additional Leasing Company and the Group III Additional Leasing Company Trustee party thereto pursuant to which such Group III Additional Leasing Company has issued a Group III Additional Leasing Company Note to ARG II, which note ARG II has pledged to the Trustee on behalf of the Group III Secured Parties in accordance with the Granting Clause of the Series Supplement and each other Group III Series Supplement, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms (exclusive of any supplement thereto creating a Series of Notes that is not a Group III Additional Leasing Company Note).

                  "GROUP III ADDITIONAL LEASING COMPANY LEASE" means a Master Motor Vehicle Lease and Servicing Agreement (inclusive of any annexes thereto) among a Group III Additional Leasing Company, one or more Group III Additional Leasing Company Lessees and ANC, as servicer and guarantor, that is security for the obligations of such Group III Additional Leasing Company under a Group III Additional Leasing Company Note that has been issued to ARG II which note ARG II has pledged to the Trustee on behalf of the Group III Secured Parties in accordance with the requirements of the Granting Clause of the Series Supplement and each other Group III Series Supplement, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III ADDITIONAL LEASING COMPANY LESSEE" means a wholly-owned Subsidiary of ANC which regularly operates a United States domestic daily car rental business and which has entered into an Group III Additional Leasing Company Lease with a Group III Additional Leasing Company.

                  "GROUP III ADDITIONAL LEASING COMPANY NOTE" means a Variable Funding Rental Car Asset Backed Note issued to ARG II pursuant to a Group III Additional Leasing Company Indenture, as supplemented by a Group III Additional Leasing Company Supplement, which has been pledged by ARG II to the Trustee for the benefit of the Group III Secured Parties in accordance with the Granting Clause of the Series Supplement and each other Group III Series Supplement, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III ADDITIONAL LEASING COMPANY RECEIVABLES TRUST AGREEMENT" means a trust agreement between a Group III Additional Leasing Company, as grantor, and the trustee party thereto, that is security for the obligations of such Group III Additional Leasing Company under a Group III Additional Leasing Company Note that has been issued to ARG II and pledged by ARG II to the Trustee for the benefit of the Group III Secured Parties in accordance with the requirements of the Granting Clause of the Series Supplement and each other Group III Series Supplement, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III ADDITIONAL LEASING COMPANY RELATED DOCUMENTS" means, with respect to any Group III Additional Leasing Company, the Group III Additional Leasing Company Note issued by such Group III Additional Leasing Company, the Group III Additional Leasing Company Indenture, as supplemented by the Group III Additional Leasing Company Supplement, pursuant to which such Group III Additional Leasing Company Note was issued and the Group III Additional Leasing Company Receivables Trust Agreement.

                  "GROUP III ADDITIONAL LEASING COMPANY SUPPLEMENT" means a Series Supplement to a Group III Additional Leasing Company Indenture pursuant to which a Group III Additional Leasing Company Note has been issued to ARG II and pledged by ARG II to the Trustee for the benefit of the Group III Secured Parties in accordance with the requirements of the Granting Clause of the Series Supplement and each other Group III Series Supplement, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III ADDITIONAL LEASING COMPANY TRUSTEE" means the party named as the trustee in a Group III Additional Leasing Company Indenture until a successor replaces it in accordance with the applicable provisions of such Group III Additional Leasing Company Indenture and thereafter means the successor serving thereunder.

                  "GROUP III ADDITIONAL LESSEE CLOSING DATE" means the initial Group III Vehicle Funding Date with respect to Group III Vehicles (including Group III Refinanced Vehicles) leased by a Group III Additional Lessee.

                  "GROUP III ADDITIONAL LESSEES" means those Subsidiaries of ANC from time to time becoming lessees under a Group III Lease in accordance with the requirements of such Group III Lease.

                  "GROUP III AGGREGATE ASSET AMOUNT" means, for any date of determination, the sum, rounded to the nearest $100,000, of (i) the Group III Net Book Value of all Group III Program Vehicles that are Group III Eligible Vehicles leased under the Group III Leases as of such date and not turned in to the Manufacturer thereof pursuant to its Group III Manufacturer Program, not delivered for Group III Auction pursuant to any such Group III Manufacturer Program or not otherwise sold or deemed to be sold under the related Group III Leasing Company Related Documents, PLUS (ii) the Group III Net Book Value of all Group III Non-Program Vehicles that are Group III Eligible Vehicles leased under the Group III Leases as of such date not otherwise sold or deemed to be sold under the related Group III Leasing Company Related Documents, PLUS (iii) all amounts receivable by any Group III Lessee or any Leasing Company as of such date from Manufacturers which are Group III Eligible Program Manufacturers under Group III Manufacturer Programs with such Manufacturers (other than Group III Excluded Payments) with respect to Group III Eligible Vehicles (other than Group III Exchanged Vehicles) turned in to such Manufacturers pursuant to any such Group III Manufacturer Program or delivered for Group III Auction pursuant to any such Group III Manufacturer Program and the aggregate of all Group III Eligible Receivables owned by a Leasing Company or a Group III Lessee financed under the related Group III Leasing Company Indenture or Group III Lease, as applicable, and owed by Manufacturers which are Group III Eligible Program Manufacturers, PLUS (iv) with regard to Group III Eligible Vehicles leased under the Group III Leases that have been delivered for Group III Auction pursuant to a Group III Manufacturer Program with a Manufacturer which is a Group III Eligible Program Manufacturer, all amounts receivable (other than amounts specified in CLAUSE (III) above) from any person or entity in connection with the Group III Auction of such Group III Eligible Vehicles as of such date, PLUS
(v) with regard to Group III Eligible Vehicles leased under the Group III Leases that have been turned in to the Manufacturer, delivered for Group III Auction or otherwise sold, any Group III Casualty Payments or Group III Termination Payments with respect to such Group III Eligible Vehicles due and payable as of such date under the Group III Leases, PLUS (vi) with regard to Group III Eligible Vehicles leased under the Group III Leases that have been turned in to the Manufacturer, delivered for Group III Auction or otherwise sold, any accrued and unpaid Group III Monthly Base Rent under the Group III Leases with respect to such Group III Eligible Vehicles (net of amounts set forth in CLAUSES (III), (IV) and (V) above), PLUS (vii) cash and Permitted Investments on deposit in the Group III Leasing Company Collection Accounts, MINUS (viii) any Group III Ineligible Asset Amount on such date.

                  "GROUP III ALAMO LEASE" means the Master Motor Vehicle Lease and Servicing Agreement, dated as of May 6, 2002 (inclusive of any annexes thereto), among Alamo Leasing, Alamo and the Group III Additional Lessees, if any, as the lessees thereunder, and ANC, as guarantor and servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III ALAMO LEASING INDENTURE" means the Base Indenture, dated as of May 6, 2002, between Alamo Leasing and the Leasing Company Trustee party thereto, as supplemented by the Series 2002-2 Supplement, dated as of May 6, 2002, as each may be amended, restated, modified or supplemented from time to time in accordance with its terms (exclusive of any supplement thereto creating a Series of Notes that is not a Group III Leasing Company Note).

                  "GROUP III ALAMO LEASING NOTE" means the Variable Funding Rental Car Asset Backed Note issued to ARG II pursuant to the Group III Alamo Leasing Indenture as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms of the Group III Alamo Leasing Indenture and any successor note thereto.

                  "GROUP III ALAMO RECEIVABLES TRUST AGREEMENT" means a trust agreement, dated as of May 6, 2002, between Alamo Leasing, as grantor, and The Bank of New York (Delaware), as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III ARG II OBLIGATIONS" means all principal and interest, at any time and from time to time, owing by ARG II on the Group III Notes and all costs, fees and expenses payable by, or obligations of, ARG II under the Indenture and/or the Group III Related Documents.

                  "GROUP III ARG II RECEIVABLES TRUST AGREEMENT" means the trust agreement dated as of May 6, 2002 between ARG II, as grantor, and The Bank of New York (Delaware), as trustee.

                  "GROUP III AUCTION" means the set of procedures specified in a Group III Guaranteed Depreciation Program for sale or disposition of Group III Program Vehicles through auctions and at auction sites designated by such Group III Vehicles' Manufacturer pursuant to such Group III Manufacturer Program.

                  "GROUP III AUTHORIZED FLEET PURCHASER" means a Person authorized by a Manufacturer to acquire Group III Vehicles pursuant to, and to enforce such Manufacturer's obligations under, the Group III Manufacturer Program of such Manufacturer.

                  "GROUP III BENEFICIAL INTEREST" means the 100% interest owned by ARG II in the Group III Receivables Trust.

                  "GROUP III CARTEMPS LEASE" means the Master Motor Vehicle Lease and Servicing Agreement, dated as of May 6, 2002 (inclusive of any annexes thereto), among CarTemps Leasing, CarTemps and the Group III Additional Lessees, if any, as the lessees thereunder, and ANC as guarantor and servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III CARTEMPS LEASING INDENTURE" means the Base Indenture, dated as of May 6, 2002, between CarTemps Leasing and the Leasing Company Trustee party thereto, as supplemented by the Series 2002-2 Supplement, dated as of May 6, 2002, as each may be amended, restated, modified or supplemented from time to time in accordance with its terms (exclusive of any supplement thereto creating a Series of Notes that is not a Group III Leasing Company Note).

                  "GROUP III CARTEMPS LEASING NOTE" means the Variable Funding Rental Car Asset Backed Note issued to ARG II pursuant to the Group III CarTemps Leasing Indenture as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms of the Group III CarTemps Leasing Indenture and any successor note thereto.

                  "GROUP III CARTEMPS RECEIVABLES TRUST AGREEMENT" means a trust agreement, dated as of May 6, 2002, between CarTemps Leasing, as grantor, and The Bank of New York (Delaware), as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III CASUALTY" means, with respect to any Group III Vehicle, that (i) such Group III Vehicle is lost, converted or stolen for a period of at least 90 days, (ii) such Group III Vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use (including vehicles that are rejected pursuant to SECTION 2.2 of the Group III Leases) or (iii) in the case of a Group III Program Vehicle not redesignated under SECTION 14 of the Group III Leases, the return of such Group III Vehicle cannot be, or is not, effected for any reason or the Manufacturer thereof did not accept such Group III Vehicle for repurchase or Group III Auction under the terms of the applicable Group III Manufacturer Program, in either case, for any reason other than the Manufacturer's willful refusal or inability to comply with its obligations under its Group III Manufacturer Program.

                  "GROUP III CASUALTY PAYMENT" is defined in SECTION 7 of each of the Group III Leases.

                  "GROUP III COLLATERAL" is defined in SECTION 3.1 of this Base Indenture.

                  "GROUP III COLLECTION ACCOUNT" has the meaning specified in
SECTION 5.1(A) of this Base Indenture.

                  "GROUP III COLLECTIONS" means all payments by, or on behalf of, any Leasing Company under any Group III Leasing Company Note or Group III Leasing Company Indenture and (ii) all amounts earned on Permitted Investments of funds in the Group III Collection Account (including any subaccount thereof).

                  "GROUP III DEPRECIATION CHARGE" means, with respect to (a) any Group III Program Vehicle subject to the Group III GM Repurchase Program, the rate determined by dividing (x) 100% MINUS the repurchase price percentage specified in respect of such Group III Vehicle pursuant to the terms of the Group III GM Repurchase Program for the Group III Designated Period applicable to such Group III Vehicle by (y) the number of days in such Group III Designated Period (or, if such Group III Vehicle is held past the Group III Designated Period set forth in the Group III Vehicle Order relating to such Group III Vehicle, the applicable depreciation charge set forth in the Group III GM Repurchase Program for such Group III Vehicle calculated on a daily basis), (b) any Group III Program Vehicle subject to a Group III Manufacturer Program other than the Group III GM Repurchase Program (but including any other Group III Manufacturer Program provided by GM), the applicable depreciation charge set forth in the related Group III Manufacturer Program for such Group III Vehicle with respect to such Group III Vehicle calculated on a daily basis and (c) any Group III Non-Program Vehicle, the scheduled daily depreciation charge for such Group III Vehicle set forth by or on behalf of the Servicer in the Group III Depreciation Schedule for such Group III Vehicle. If such charge is expressed as a percentage, the daily Group III Depreciation Charge for such Group III Vehicle shall be such percentage multiplied by the Capitalized Cost for such Group III Vehicle calculated on a daily basis. For Group III Vehicles not held for a full month in the month of acquisition, the Group III Depreciation Charges shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the date depreciation related to such Group III Vehicle begins to the first day of the next month and the denominator of which is the number of days in such month. For the month in which a Group III Program Vehicle is turned back to the applicable Manufacturer, the Group III Depreciation Charge shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the first day of such month to the Group III Turnback Date for such Group III Vehicle and the denominator of which is the number of days in such month. In the event a Group III Vehicle is sold (other than pursuant to the Group III Manufacturer Program of a Manufacturer), the Group III Depreciation Charge for the month in which such Group III Vehicle is sold shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the first day of such month to the date proceeds were received by the Trustee from the sale of such Group III Vehicle and the denominator of which is the number of days in such month.

                  "GROUP III DEPRECIATION SCHEDULE" means the initial schedule of estimated daily depreciation prepared by the Servicer with respect to each type of Group III Non-Program Vehicle that is a Group III Eligible Vehicle, as revised from time to time by the Servicer thereof in its sole discretion, taking into consideration the Fair Market Value of such Group III Non-Program Vehicle, subject to the terms of the applicable Group III Lease and any applicable Series Supplement.

                  "GROUP III DESIGNATED PERIOD" means, with respect to any Group III Program Vehicle subject to the Group III GM Repurchase Program, the period designated by or on behalf of the Servicer in the applicable Group III Vehicle Order relating to such Group III Vehicle as the period of time for which the Servicer expects such Group III Vehicle to be subject to the applicable Group III Lease.

                  "GROUP III DESIGNATED VEHICLE" means a Group III Vehicle with respect to which the Master Collateral Agent has been notified in writing that such Group III Vehicle has been designated to be exchanged for one or more Group III Replacement Vehicles or released for exchange pursuant to a Group III Exchange Agreement.

                  "GROUP III DISPOSITION DATE" means with respect to any Group III Program Vehicle or Group III Non-Program Vehicle, (i) if such Group III Vehicle was sold at Group III Auction pursuant to a Group III Guaranteed Depreciation Program or returned to a Manufacturer for repurchase pursuant to a Group III Repurchase Program, the Group III Turnback Date, (ii) if such Group III Vehicle is a Group III Exchanged Vehicle, the date on which such Group III Vehicle became a Group III Exchanged Vehicle, (iii) if such Group III Vehicle was sold to any Person (other than to a Manufacturer pursuant to such Manufacturer's Group III Repurchase Program or to a third party through an auction conducted by or through or arranged by the Manufacturer pursuant to its Group III Guaranteed Depreciation Program), the date on which the proceeds of such sale are received by the applicable Leasing Company, the Master Collateral Agent or the Trustee or (iv) if such Group III Vehicle becomes a Group III Casualty or otherwise ceases to be a Group III Eligible Vehicle (except as a result of a sale thereof), the date on which a Group III Casualty Payment is received by the applicable Leasing Company or the Trustee.

                  "GROUP III DUE DATE" means, with respect to any payment due from a Manufacturer or auction dealer in respect of a Group III Program Vehicle turned back for repurchase pursuant to the terms of the related Group III Manufacturer Program, the thirtieth (30th) day after the Group III Disposition Date for such Group III Vehicle.

                  "GROUP III ELIGIBLE PROGRAM MANUFACTURER" means, as of any date of determination, a Manufacturer who is a "Group III Eligible Program Manufacturer" under the Series Supplement with respect to each Outstanding Series of Notes as of such date

                  "GROUP III ELIGIBLE RECEIVABLE" means a legal, valid and binding receivable (a) due from a Manufacturer under a Group III Manufacturer Program (other than Group III Excluded Payments) to any Leasing Company or any Group III Lessee or a creditor of such Group III Lessee, (b) in respect of a Group III Program Vehicle purchased by such Manufacturer or sold at auction pursuant to such Manufacturer's Group III Manufacturer Program, and with respect to which either
(i) the Lien of the Master Collateral Agent was noted on the certificate of title at the time of purchase or (ii) such Group III Vehicle is in a Group III Initial Fleet of a Group III Lessee seeking to refinance such receivable, (c) owned by the Lessor or such Group III Lessee or such creditor free and clear of all Liens other than Permitted Liens and (d) the right to payments in respect of which has been assigned by the payee thereof to the Master Collateral Agent and with respect to which the applicable Leasing Company Trustee is designated as the Beneficiary pursuant to the Master Collateral Agency Agreement; PROVIDED that no amount receivable from a Manufacturer under a Group III Manufacturer Program shall be a Group III Eligible Receivable at the time of being financed or refinanced if such amount remains unpaid more than ten (10) days after the Group III Due Date in respect of such payment.

                  "GROUP III ELIGIBLE VEHICLE" means, on any date of determination, a Group III Vehicle (i) that either is a Group III Program Vehicle or a Group III Non-Program Vehicle, in each case at the time of leasing under the related Group III Lease, (ii) that is not older than forty-eight (48) months from the date of the original manufacturer invoice therefor, (iii) that is owned by the related Leasing Company or the related Group III Lessee free and clear of all Liens other than Permitted Liens, (iv) other than to the extent permitted under the related Group III Lease, with respect to which the Master Collateral Agent is noted as the first lienholder on the Certificate of Title therefor, or the Certificate of Title has been submitted to the appropriate state authorities for such notation and (v) that is a Group III Related Vehicle with the Leasing Company Trustee designated as the Beneficiary pursuant to the Master Collateral Agency Agreement.

                  "GROUP III EXCESS DAMAGE CHARGES" means, with respect to any Group III Program Vehicle, the amount charged to the related Leasing Company (or any Group III Lessee) or deducted from the Group III Repurchase Price, by the Manufacturer of such Group III Vehicle due to (i) damage over a prescribed limit, (ii) if applicable, damage not subject to a prescribed limit and (iii) missing equipment, in each case with respect to such Group III Vehicle at the time that such Group III Vehicle is turned in to such Manufacturer or its agent or designee for repurchase or auction pursuant to the applicable Group III Manufacturer Program.

                  "GROUP III EXCESS MILEAGE CHARGES" means, with respect to any Group III Program Vehicle, the amount charged to the related Leasing Company (or any Group III Lessee) or deducted from the Group III Repurchase Price, by the Manufacturer of such Group III Vehicle due to the fact that such Group III Vehicle has mileage over a prescribed limit at the time that such Group III Vehicle is turned in to such Manufacturer or its agent or designee for repurchase or auction pursuant to the applicable Group III Manufacturer Program.

                  "GROUP III EXCHANGE AGREEMENT" means an agreement among any Leasing Company, any Group III Lessee and a Group III Qualified Intermediary which provides for the assignment by such Leasing Company and such Group III Lessee, respectively, to such Group III Qualified Intermediary of (a) Group III Exchanged Vehicles, (b) all Group III Exchanged Vehicle Repurchase Rights, (c) all right, title and interest of such Leasing Company or such Group III Lessee, as applicable, in, to and under any contracts for the sale of any Group III Exchanged Vehicles and (d) all right, title and interest of such Leasing Company or such Group III Lessee, as applicable, in, to and under any contracts for the purchase of Group III Replacement Vehicles; PROVIDED that any such Group III Exchange Agreement will not become effective with respect to Group III Vehicles subject to the Group III Leases until (i) satisfaction of the Rating Agency Confirmation and Consent Condition with respect to each Outstanding Series of Notes with respect thereto and (ii) ARG II shall have received opinions of counsel with respect to perfection, priority and nonconsolidation in substantially the same form as those delivered on the Initial Closing Date.

                  "GROUP III EXCHANGED VEHICLE" means a Group III Designated Vehicle that (a) (i) if subject to a Group III Manufacturer Program, has been accepted for repurchase by the Manufacturer under the related Group III Repurchase Program, or (ii) if not subject to a Group III Repurchase Program, has been sold to a third party, (b) (i) with respect to which any Leasing Company or Group III Lessee has received or concurrently receives delivery of one or more Group III Replacement Vehicles with an aggregate Group III Net Book Value equal to or greater than the Group III Termination Value of such Group III Designated Vehicles or (ii) with respect to which the release of the Lien of the Master Collateral Agent thereon would not cause a Group III Leasing Company Amortization Event or a Group III Potential Leasing Company Amortization Event with respect to any series of Group III Leasing Company Notes or an Amortization Event or Potential Amortization Event with respect to any Series of Notes to exist and (c) with respect to which the Lien of the Master Collateral Agent has been released in accordance with the Master Collateral Agency Agreement.

                  "GROUP III EXCHANGED VEHICLE REPURCHASE RIGHTS" means, with respect to each Group III Exchanged Vehicle that is a Group III Program Vehicle, all right, title and interest of any Leasing Company or any Group III Lessee in, to and under each Group III Manufacturer Program associated with such Group III Exchanged Vehicle, to the extent such right, title and interest relate to such Group III Exchanged Vehicle, including any amendments thereof and all monies due and to become due in respect of such Group III Exchanged Vehicle under or in connection with such Group III Manufacturer Program, whether payable as Group III Vehicle repurchase prices, auction sales proceeds, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Group III Manufacturer Program or otherwise and all rights to compel performance and otherwise exercise remedies thereunder.

                  "GROUP III EXCLUDED PAYMENTS" means the following amounts payable to any Group III Lessee or Leasing Company (whether payable under the Group III Manufacturer Programs or otherwise): (i) all incentive payments payable to such Group III Lessee or Leasing Company to purchase Group III Vehicles (but not any amounts payable to such Group III Lessee or Leasing Company by a Manufacturer as an incentive for selling Group III Program Vehicles outside of the related Group III Manufacturer Program), (ii) all amounts payable to such Group III Lessee or Leasing Company as compensation for the preparation by such Group III Lessee or Leasing Company of newly delivered Group III Vehicles and (iii) all amounts payable to such Group III Lessee or Leasing Company in reimbursement for warranty work performed by such Group III Lessee or Leasing Company on the Group III Vehicles.

                  "GROUP III FLEET PURCHASE TRANSACTION" means a transaction in which, with the prior written consent of the Required Noteholders of each Series, a Group III Lessee purchases in a single transaction a pool of Group III Eligible Vehicles with respect to which each of the following is true: (a) the aggregate Group III Net Book Value of the Group III Vehicles in such pool, together with the aggregate Group III Net Book Value (as of the date of inclusion in a Group III Initial Fleet) of all Group III Vehicles leased under such Group III Lease during the preceding 12 calendar months which were acquired by a Group III Lessee in a Group III Fleet Purchase Transaction, is less than an amount equal to 15% of the aggregate purchase commitments of all ARG II Committed Purchasers, (b) all the Group III Vehicles in such pool are titled in the name of the same wholly owned Subsidiary of ANC, (c) all the certificates of title for the Group III Vehicles in such pool show the same party as lienholder and (d) the named lienholder in respect of such Group III Vehicles is rated at least investment grade by each Rating Agency with respect to each outstanding Series of Notes.

                  "GROUP III GM REPURCHASE PROGRAM" means the Group III Manufacturer Program titled "General Motors Corporation 2002 Model Year Daily Rental Purchase Guidelines" and any substantially similar Group III Manufacturer Program of GM for any other model years, pursuant to which the repurchase price for any Group III Program Vehicle subject thereto is calculated based upon a specified percentage of the capitalized cost of such Group III Vehicle and the month of return as set forth in such Group III Manufacturer Program.

                  "GROUP III GUARANTEED DEPRECIATION PROGRAM" means a guaranteed depreciation program pursuant to which a Manufacturer has agreed with a Leasing Company or a Group III Lessee to (a) cause Group III Vehicles manufactured by it or one of its Affiliates that are turned back during a specified period to be sold by an auction dealer, (b) cause the proceeds of any such sale to be paid to such Leasing Company or Group III Lessee by such auction dealer after such sale and (c) pay to such Leasing Company or such Group III Lessee the excess, if any, of the guaranteed payment amount with respect to any such Group III Vehicle calculated as of the date such Group III Vehicle was accepted by such Manufacturer in accordance with the provisions of such guaranteed depreciation program over the amount paid to such Leasing Company or such Group III Lessee by an auction dealer pursuant to CLAUSE (B) above.

                  "GROUP III INELIGIBLE ASSET AMOUNT" means, as of any date of determination, an amount equal to the sum (without duplication) of the following amounts to the extent that such amounts are included in clauses (i) through (vi) of the definition of "Group III Aggregate Asset Amount" for such date: (a) the aggregate of all amounts receivable (other than Group III Excluded Payments and amounts receivable in respect of Group III Exchanged Vehicles) as of such date by a Leasing Company or a Group III Lessee under a Group III Manufacturer Program with respect to Group III Eligible Vehicles turned in pursuant to such Group III Manufacturer Program or delivered for Group III Auction pursuant to such Group III Manufacturer Program from a Manufacturer which was a Group III Eligible Program Manufacturer with respect to which a Group III Manufacturer Event of Default specified in CLAUSE (I) or (II) of the definition of "Group III Manufacturer Event of Default" has occurred, PLUS (b) the aggregate of all Group III Eligible Receivables as of such date owned by a Leasing Company or a Group III Lessee financed under the related Group III Leasing Company Indenture or Group III Lease, as applicable, and owed by a Manufacturer which was a Group III Eligible Program Manufacturer with respect to which a Group III Manufacturer Event of Default specified in CLAUSE (I) or (II) of the definition of "Group III Manufacturer Event of Default" has occurred, PLUS (c) the aggregate of all amounts receivable (other than Group III Excluded Payments and amounts receivable in respect of Group III Exchanged Vehicles) as of such date by a Leasing Company or a Group III Lessee under a Group III Manufacturer Program with respect to Group III Eligible Vehicles turned in pursuant to such Group III Manufacturer Program or delivered for Group III Auction pursuant to such Group III Manufacturer Program from a Manufacturer which is a Group III Eligible Program Manufacturer which amounts are unpaid more than one hundred (100) days past the applicable Group III Due Date, PLUS (d) the aggregate of all Group III Eligible Receivables as of such date owned by a Leasing Company or a Group III Lessee financed under the related Group III Leasing Company Indenture or Group III Lease, as applicable, and owed by a Manufacturer which is a Group III Eligible Program Manufacturer which amounts are unpaid more than one hundred
(100) days past the applicable Group III Due Date, PLUS (e) the aggregate of all amounts specified in CLAUSES (IV) and (V) of the definition of "Group III Aggregate Asset Amount" which are past due as of such date and in respect of which any grace period provided for in the applicable Group III Lease for the making of such payments has expired.

                  "GROUP III INELIGIBLE PROGRAM VEHICLE" means, as of any date of determination, a Group III Vehicle that is subject to a Group III Manufacturer Program offered by a Group III Manufacturer that is not a Group III Eligible Program Manufacturer.

                  "GROUP III INITIAL DETERMINATION DATE" means, with respect to any Group III Vehicle, the Determination Date with respect to the Group III Related Month in which the Group III Vehicle Lease Commencement Date for such Group III Vehicle occurs.

                  "GROUP III INITIAL FLEET" means (a) on the date any Group III Additional Lessee is added pursuant to a Group III Lease, the Group III Eligible Vehicles titled in the name of such Group III Additional Lessee prior to the date such party becomes a Group III Additional Lessee which are refinanced by the applicable Leasing Company under such Group III Lease, and (b) the Group III Refinanced Vehicles included in a Group III Fleet Purchase Transaction.

                  "GROUP III INTEREST COLLECTIONS" means on any date of determination, all Group III Collections which represent interest payments on the Group III Leasing Company Notes PLUS any amounts earned on Permitted Investments in the Group III Collection Account which are available for distribution on such date.

                  "GROUP III LEASE COMMENCEMENT DATE" is defined in each of the Group III Leases.

                  "GROUP III LEASE EVENT OF DEFAULT" means a "Lease Event of Default" as defined in any Group III Lease.

                  "GROUP III LEASES" means each of the Group III Alamo Lease, the Group III CarTemps Lease, the Group III National Lease and any Group III Additional Leasing Company Lease.

                  "GROUP III LEASING COMPANY AMORTIZATION EVENT" means an "Amortization Event" as defined in any Group III Leasing Company Indenture.

                  "GROUP III LEASING COMPANY COLLECTION ACCOUNT" means each of the "Group III Collection Accounts" established under the Group III Leasing Company Indentures.

                  "GROUP III LEASING COMPANY INDENTURE" means each of the Group III Alamo Leasing Indenture, the Group III CarTemps Leasing Indenture, the Group III NFLP Leasing Indenture and any Group III Additional Leasing Company Indenture.

                  "GROUP III LEASING COMPANY NOTE" means each of the Group III Alamo Leasing Note, the Group III CarTemps Leasing Note, the Group III NFLP Leasing Note and any Group III Additional Leasing Company Note.

                  "GROUP III LEASING COMPANY RECEIVABLES TRUST AGREEMENTS" means each of the Group III Alamo Receivables Trust Agreement, the Group III CarTemps Receivables Trust Agreement, the Group III NFLP Receivables Trust Agreement and any Group III Additional Leasing Company Receivables Trust Agreement.

                  "GROUP III LEASING COMPANY RELATED DOCUMENTS" means, collectively the Group III Leasing Company Notes, the Group III Leasing Company Indentures, the Group III Leases, the Group III Leasing Company Receivables Trust Agreements and the Master Collateral Agency Agreement.

                  "GROUP III LESSEE" means each of Alamo, CarTemps, National, any Group III Additional Leasing Company Lessee and each Group III Additional Lessee.

                  "GROUP III MANUFACTURER EVENT OF DEFAULT" means, with respect to a Manufacturer, (i) the failure by such Manufacturer (or if such Manufacturer's Group III Manufacturer Program is a Group III Guaranteed Depreciation Program, such Manufacturer or any related Group III Auction dealers) to pay any amount due under such Manufacturer's Group III Manufacturer Program with respect to a Group III Program Vehicle turned in to such Manufacturer and such failure continues for more than one hundred (100) days following the Group III Due Date ("PAST DUE AMOUNTS") and the aggregate Past Due Amounts owing from such Manufacturer (or if applicable, any related Group III Auction dealer) are equal to or in excess of the lesser of (x) $25 million and
(y) then outstanding aggregate amount of repurchase obligations of such Manufacturer under its Group III Manufacturer Program in respect of Group III Program Vehicles, in each case net of Past Due Amounts, aggregating no more than $50 million, (A) that are the subject of a good faith dispute as evidenced in a writing by any of the Group III Lessees or the Leasing Companies, as applicable, or the Manufacturer questioning the accuracy of amounts paid or payable in respect of certain Group III Program Vehicles tendered for repurchase under a Group III Manufacturer Program (as distinguished from any dispute relating to the repudiation by such Manufacturer generally of its obligations under such Group III Manufacturer Program or the assertion by such Manufacturer of the invalidity or unenforceability as against it of such Group III Manufacturer Program) and (B) with respect to which the applicable Group III Lessee or Leasing Company has provided adequate reserves as reasonably determined by such Group III Lessee or Leasing Company, (ii) the occurrence of an Event of Bankruptcy with respect to such Manufacturer or (iii) the termination of such Manufacturer's Group III Manufacturer Program or the failure of such Manufacturer's Group III Repurchase Program or Group III Guaranteed Depreciation Program to meet the requirements of a Group III Manufacturer Program.

                  "GROUP III MANUFACTURER PROGRAM" means, at any time, any Group III Repurchase Program or Group III Guaranteed Depreciation Program that is in full force and effect with a Manufacturer (i) pursuant to which the repurchase price or guaranteed auction sale price is at least equal to (a) with respect to the Group III GM Repurchase Program, a specified percentage of the Capitalized Cost of each Group III Vehicle, such percentage being determined for each Group III Vehicle based upon the model year of such Group III Vehicle and the calendar month in which such Group III Vehicle is returned to the Manufacturer, MINUS Group III Excess Mileage Charges, MINUS Group III Excess Damage Charges MINUS other similar charges, or (b) with respect to any Group III Manufacturer Program other than the Group III GM Repurchase Program (but including any other Group III Manufacturer Program provided by GM), the Capitalized Cost of each Group III Vehicle, MINUS all depreciation charges accrued with respect to such Group III Vehicle under such Group III Manufacturer Program prior to the date that the Group III Vehicle is submitted for repurchase or auction, MINUS Group III Excess Mileage Charges, MINUS Group III Excess Damage Charges MINUS other similar charges, (ii) that cannot be amended or terminated with respect to any Group III Vehicle after the purchase of that Group III Vehicle, and (iii) under which the related Leasing Company or the related Group III Lessee is a Group III Authorized Fleet Purchaser and, in each case, the assignment of the benefits of which to the Master Collateral Agent has been acknowledged in writing by the related Manufacturer pursuant to an Assignment Agreement and the related Leasing Company, the Master Collateral Agent and the related Leasing Company Trustee have been provided with an officer's certificate or opinion of counsel reasonably satisfactory to them that such Leasing Company (and the Master Collateral Agent on behalf of such Leasing Company and such Leasing Company Trustee) can enforce the applicable Manufacturer's obligations thereunder with respect to Group III Program Vehicles.

                  "GROUP III MONTHLY BASE RENT" is defined in the Annexes to each of the Group III Leases.

                  "GROUP III NATIONAL LEASE" means the Master Motor Vehicle Lease and Servicing Agreement, dated as of May 6, 2002 (inclusive of any annexes thereto), among NFLP, National and the Group III Additional Lessees, if any, as the lessees thereunder, and ANC, as guarantor and servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III NET BOOK VALUE" means, with respect to any Group III Vehicle being leased under the Group III Leases (a) as of any date of determination during the period from the Group III Vehicle Lease Commencement Date for such Group III Vehicle to but excluding the Group III Initial Determination Date for such Group III Vehicle, the Capitalized Cost of such Group III Vehicle, (b) as of the Group III Initial Determination Date for such Group III Vehicle, (i) the Capitalized Cost for such Group III Vehicle MINUS
(ii) the aggregate Group III Depreciation Charges accrued with respect to such Group III Vehicle through the last day of the Group III Related Month in which the Group III Vehicle Lease Commencement Date for such Group III Vehicle occurred, (c) as of any Determination Date after the Group III Initial Determination Date, (i) the Group III Net Book Value of such Group III Vehicle as calculated on the immediately preceding Determination Date MINUS (ii) the aggregate Group III Depreciation Charges accrued with respect to such Group III Vehicle during the Group III Related Month (through the last day thereof) LESS
(d) if such Group III Vehicle is a Group III Non-Program Vehicle which was leased under a Financing Lease on the last day of the Group III Related Month, an amount equal to (i) the amount of Additional Base Rent, if any, paid (or, prior to the applicable Distribution Date, payable) on the Distribution Date immediately following such Group III Related Month DIVIDED by (ii) the number of Non-Group III Program Vehicles leased under such Financing Lease on the last day of the Group III Related Month. After the Group III Initial Determination Date, on any day which is not a Determination Date, the Group III Net Book Value of a Vehicle shall be the Group III Net Book Value calculated for such Group III Vehicle on the most recent Determination Date.

                  "GROUP III NFLP LEASING INDENTURE" means the Base Indenture, dated as May 6, 2002, between NFLP and the Leasing Company Trustee party thereto, as supplemented by the Series 2002-2 Supplement, dated as of May 6, 2002, as each may be amended, restated, modified or supplemented from time to time in accordance with its terms (exclusive of any supplement thereto creating a Series of Notes that is not a Group III Leasing Company Note).

                  "GROUP III NFLP LEASING NOTE" means the Variable Funding Rental Car Asset Backed Note issued to ARG II pursuant to the Group III NFLP Leasing Indenture as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms of the Group III NFLP Leasing Indenture and any successor note thereto.

                  "GROUP III NFLP RECEIVABLES TRUST AGREEMENT" means a trust agreement, dated as of May 6, 2002, between NFLP, as grantor, and The Bank of New York (Delaware), as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "GROUP III NON-PROGRAM VEHICLE" means a Group III Vehicle which is not subject to a Group III Manufacturer Program at the time of its leasing under the related Group III Lease or which is redesignated as a Group III Non-Program Vehicle pursuant to the related Group III Lease.

                  "GROUP III NOTE PAYMENT RIGHTS" means all rights of ARG II under any Group III Leasing Company Group III Note or Group III Leasing Company Indenture to receive payments.

                  "GROUP III OPERATING LEASE" means each of the Group III Leases as supplemented by Annex A to such Group III Lease.

                  "GROUP III POTENTIAL LEASE EVENT OF DEFAULT" means any occurrence or event which, with the giving of notice, the passage of time, or both, would constitute a Group III Lease Event of Default.

                  "GROUP III POTENTIAL LEASING COMPANY AMORTIZATION EVENT" means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute a Group III Leasing Company Amortization Event.

                  "GROUP III PRINCIPAL COLLECTIONS" means any Group III Collections other than Group III Interest Collections.

                  "GROUP III PROGRAM VEHICLE" means a Group III Vehicle eligible under, and subject to, a Group III Manufacturer Program.

                  "GROUP III QUALIFIED INTERMEDIARY" means a party, rated not less than "A" by Standard & Poor's and "A2" by Moody's, designated in a Group III Exchange Agreement as an intermediary for exchanges of Group III Vehicles by any Leasing Company or any Group III Lessee pursuant to such Group III Exchange Agreement.

                  "GROUP III RECEIVABLES TRUST" means the trust created under and pursuant to the Group III ARG II Receivables Trust Agreement.

                  "GROUP III RECEIVABLES TRUSTEE" means The Bank of New York (Delaware), in its capacity as trustee under the Group III ARG II Receivables Trust Agreement.

                  "GROUP III RELATED DOCUMENTS" means, collectively, the Group III Leasing Company Related Documents, the Base Indenture, the Group III Notes, any Enhancement Agreement related to the Group III Notes, any Swap Agreement related to the Group III Notes, the Group III ARG II Receivables Trust Agreement and any agreements relating to the issuance or the purchase of any of the Group III Notes or the Group III Leasing Company Related Documents.

                  "GROUP III RELATED MONTH" means, (i) with respect to any Payment Date, Determination Date or Distribution Date, the most recently ended calendar month and (ii) with respect to an Interest Period, the month in which such Interest Period commences; PROVIDED, HOWEVER, that with respect to the above CLAUSE (I), the initial Group III Related Month shall be the period from and including the date of issuance of the first Series of Notes to and including the last day of the calendar month in which such issuance occurs.

                  "GROUP III REPLACEMENT VEHICLE" means a Group III Eligible Vehicle (i) which is owned by any Leasing Company or any Group III Lessee, (ii) which is in the possession of any Leasing Company or any Group III Lessee, (iii) with respect to which the Group III Vehicle Perfection and Documentation Requirements have been satisfied, (iv) which is subject to no Liens other than the Lien of the Master Collateral Agent and (v) which (a) has been acquired pursuant to a Group III Exchange Agreement as a Group III Replacement Vehicle for a Group III Designated Vehicle or Group III Designated Vehicles, (b) (1) has a Group III Net Book Value equal to or greater than the aggregate Group III Termination Value of the Group III Designated Vehicle or Group III Designated Vehicles which it replaces or (2) has a Group III Net Book Value when aggregated with the Group III Net Book Value of one or more other Group III Replacement Vehicles tendered in exchange for a Group III Designated Vehicle equal to or greater than the Group III Termination Value for such Group III Designated Vehicle and (c) has been designated on the Servicer's computer system as a Group III Related Vehicle with respect to the Beneficiary to which the related Group III Designated Vehicle or Group III Designated Vehicles are designated.

                  "GROUP III REPURCHASE PRICE" with respect to any Group III Vehicle (i) subject to a Group III Repurchase Program means the price paid or payable by the Manufacturer thereof to repurchase such Group III Vehicle pursuant to its Group III Manufacturer Program and (ii) subject to a Group III Guaranteed Depreciation Program means the amount which the Manufacturer thereof guarantees will be paid to any of the Group III Lessees or the Leasing Companies as the seller of such Group III Vehicle by such Manufacturer and/or the related auction dealers upon the disposition of such Group III Vehicle pursuant to its Group III Manufacturer Program.

                  "GROUP III REPURCHASE PROGRAM" means a program pursuant to which a Manufacturer has agreed with a Group III Lessee or the related Leasing

Company to repurchase Group III Vehicles manufactured by such Manufacturer or one of its Affiliates during a specified period.

                  "GROUP III SECURED PARTIES" is defined in SECTION 3.1(A) of this Base Indenture.

                  "GROUP III TERMINATION PAYMENT" is defined in SECTION 12.3(B) of each of the Group III Leases.

                  "GROUP III TERMINATION VALUE" means, with respect to any Group III Vehicle, as of any date, an amount equal to (i) the Capitalized Cost of such Group III Vehicle, MINUS (ii) unless otherwise deducted in the calculation of "Capitalized Cost", all Group III Depreciation Charges for such Group III Vehicle accrued prior to such date.

                  "GROUP III TURNBACK DATE" means, with respect to any Group III Program Vehicle, the date on which such Group III Vehicle is accepted for return by a Manufacturer or its agent pursuant to its Group III Manufacturer Program and the Group III Depreciation Charges cease to accrue pursuant to its Group III Manufacturer Program.

                  "GROUP III VEHICLE" means a passenger automobile or light truck purchased, financed or refinanced by a Leasing Company under a Group III Lease and pledged under the Master Collateral Agency Agreement for the benefit of the related Leasing Company Trustee, but solely during the Group III Vehicle Term for such Group III Vehicle.

                  "GROUP III VEHICLE FUNDING DATE" is defined in SECTION 3.1 of each of the Group III Leases.

                  "GROUP III VEHICLE LEASE COMMENCEMENT DATE" is defined in
SECTION 3.1 of each of the Group III Leases.

                  "GROUP III VEHICLE ORDER" is defined in SECTION 2.1(C) of each of the Group III Leases.

                  "GROUP III VEHICLE PERFECTION AND DOCUMENTATION REQUIREMENTS" means, (i) with respect to a Group III Vehicle (other than, to the extent permitted under a Group III Lease, Group III Vehicles in a Group III Initial Fleet), submission within the applicable statutory period of an application for the issuance of a certificate of title for such Group III Vehicle with the department of registry of motor vehicles of the applicable state in which such Group III Vehicle is to be registered, which application shall reflect the following: any Leasing Company or any Group III Lessee, as the registered owner, and the Master Collateral Agent as the first lienholder or (ii) in the case of such Group III Vehicles in such Group III Initial Fleet, the assignment to the Master Collateral Agent of the lienholder's lien with respect to such Group III Vehicles in such Group III Initial Fleet.

                  "GROUP-SPECIFIC ARG II OBLIGATIONS" means all principal and interest, at any time and from time to time, owing by ARG II on the Notes issued pursuant to a Series Supplement related to each Segregated Series of Notes sharing in the same Group-Specific Collateral and all costs, fees and expenses payable by, or obligations of, ARG II under the Indenture and/or the Group-Specific Related Documents allocable to such Segregated Series of Notes.

                  "GROUP-SPECIFIC ARG II RECEIVABLES TRUST AGREEMENT" means the trust agreement designated as the "Group [#] ARG II Receivables Trust Agreement" in the related Series Supplement.

                  "GROUP-SPECIFIC COLLATERAL AGREEMENT" is defined in SECTION 10.1(C) of this Base Indenture.

                  "GROUP-SPECIFIC COLLECTION ACCOUNT" is defined in SECTION 8.17 of this Base Indenture.

                  "GROUP-SPECIFIC COLLATERAL" is defined in SECTION 2.3(B) of this Base Indenture.

                  "GROUP-SPECIFIC COLLECTIONS" is defined in SECTION 2.3(B) of this Base Indenture.

                  "GROUP-SPECIFIC LEASES" is defined in SECTION 2.3(B) of this Base Indenture.

                  "GROUP-SPECIFIC LEASING COMPANY INDENTURES" means any and each Second Base Indenture between the Group-Specific Lessees and the Leasing Company Trustee, as may be amended, restated, modified or supplemented from time to time in accordance with its terms (exclusive of any supplement thereto creating a Series of Notes that is not a Group-Specific Leasing Company Note).

                  "GROUP-SPECIFIC LEASING COMPANY NOTES" means any Variable Funding Rental Car Asset Backed Note issued to ARG II pursuant to a Group-Specific Leasing Indenture as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms of the Group-Specific Leasing Company Indenture and any successor note thereto.

                  "GROUP-SPECIFIC LEASING COMPANY RELATED DOCUMENTS" means, collectively the Group-Specific Leasing Company Notes, the Group-Specific Leasing Company Indentures, the Group-Specific Leases and the Group-Specific Leasing Company Receivables Trust Agreements.

                  "GROUP-SPECIFIC LEASING COMPANY RECEIVABLES TRUST AGREEMENTS" means the trust agreements designated as the "Group [#] Leasing Company Receivables Trust Agreements" in the related Series Supplement.

                  "GROUP-SPECIFIC LESSEES" is defined in SECTION 2.3(B) of this Base Indenture.

                  "GROUP-SPECIFIC LEASE EVENT OF DEFAULT" means a "Lease Event of Default" as defined in any Group-Specific Lease.

                  "GROUP-SPECIFIC LEASING COMPANY AMORTIZATION EVENTS" means an "Amortization Event" as defined in any Group-Specific Leasing Company Indenture.
                  "GROUP-SPECIFIC POTENTIAL LEASE EVENT OF DEFAULT" means any occurrence or event which, with the giving of notice, the passage of time, or both, would constitute a Group-Specific Lease Event of Default.

                  "GROUP-SPECIFIC POTENTIAL LEASING COMPANY AMORTIZATION EVENTS" means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute a Group-Specific Leasing Company Amortization Event.

                  "GROUP-SPECIFIC RELATED DOCUMENTS" means, collectively, the Group-Specific Leasing Company Related Documents, the Base Indenture, the Series of Notes for which such Group-Specific Related Documents have been designated, the Group-Specific ARG II Receivables Trust Agreement and any Enhancement Agreement, Swap Agreement and any other agreements relating to the issuance or the purchase of any of the Series of Notes for which such Group-Specific Related Documents have been designated or the Group-Specific Leasing Company Related Documents.

                  "GROUP-SPECIFIC SECURED PARTIES" is defined in SECTION 2.2(J) of this Base Indenture.

                  "INDEBTEDNESS", as applied to any Person, means, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(d) any obligation owed for all or any part of the deferred purchase price for property or services, which purchase price is (i) due more than six months from the date of the incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (e) all indebtedness secured by any Lien on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, and (f) all Contingent Obligations of such Person in respect of any of the foregoing.

                  "INDENTURE" means the Base Indenture, together with all Series Supplements, as the same may be amended, restated, modified or supplemented from time to time.

                  "INITIAL CLOSING DATE" means the date on which the Notes are first issued and authenticated.

                  "INTEREST PERIOD" means, with respect to any Series of Notes, the period specified in the applicable Series Supplement.

                  "INVESTED AMOUNT" means, with respect to each Series of Notes, the amount specified in the applicable Series Supplement.

                  "INVESTED PERCENTAGE" means, with respect to any Series of Notes, the percentage specified in the applicable Series Supplement.

                  "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

                  "ISSUER'S SHARE" means, with respect to each Group III Leasing Company Note on any date of determination, a fraction expressed as a percentage, the numerator of which is equal to the outstanding principal amount of such Group III Leasing Company Note and the denominator of which is equal to the aggregate principal amount of the Group III Leasing Company Notes, each as of such date of determination.

                  "LEASE GUIDE" means the National Automobile Dealers Association, Official Used Car Guide, Central Edition.

                  "LEASING COMPANY" means each of Alamo Leasing, CarTemps Leasing, NFLP and any Group III Additional Leasing Company.

                  "LEASING COMPANY TRUSTEE" means each of the parties named as the trustee in the Group III Leasing Company Indentures until a successor replaces it in accordance with the applicable provisions of such Group III Leasing Company Indenture and thereafter means the successor serving thereunder.

                  "LIEN" means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.

                  "LUXEMBOURG AGENT" is defined in SECTION 2.4(C) of this Base Indenture.

                  "MANUFACTURER" means a manufacturer or distributor of passenger automobiles and/or light trucks.

                  "MASTER COLLATERAL AGENCY AGREEMENT" means the Fifth Amended and Restated Master Collateral Agency Agreement, dated as of June 11, 2002, among NFLP, Alamo Leasing, CarTemps Leasing, National, Alamo and CarTemps, as grantors, ANC, as master servicer, the various other parties from time to time parties thereto and the Master Collateral Agent, as further amended, restated, modified or supplemented from time to time.

                  "MASTER COLLATERAL AGENT" means Citibank, N.A., in its capacity as master collateral agent under the Master Collateral Agency Agreement and any successor thereto or permitted assign in such capacity thereunder.

                  "MATERIAL ADVERSE EFFECT" means (A) with respect to ARG II or any Leasing Company, and any occurrence, event or condition with respect to any of them:

                  (i) a material adverse change in the financial condition, business, assets or operations of ARG II or such Leasing Company, as the case may be, and its Consolidated Subsidiaries taken as a whole, that materially adversely affects the ability of ARG II or such Leasing Company to perform its respective obligations under any of the Related Documents; or

                  a material adverse effect on the ability of ARG II, such Leasing Company or ANC, as the case may be, to perform its material obligations under any of the Related Documents; and

         (B) with respect to any Series of Notes, an adverse effect on (a) the enforceability of any portion of the Group III Collateral or (b) the priority or perfection of the Trustee's Lien on a material portion of the Group III Collateral.

                  "MONTHLY NOTEHOLDERS' STATEMENT" means, with respect to each Series of Notes, a statement substantially in the form of an Exhibit to the applicable Series Supplement.

                  "MONTHLY SUPPLEMENTAL PAYMENT" is defined in SECTION 6 of Annex B to each of the Group III Leases.

                  "MOODY'S" means Moody's Investors Service.

                  "NATIONAL" means National Car Rental System, Inc., a Delaware corporation, and any successor thereto.

                  "NFLP" means National Car Rental Financing Limited Partnership, a special purpose Delaware limited partnership, and any successor thereto.

                  "NOTE OWNER" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  "NOTE RATE" means, with respect to any Series of Notes, the annual rate at which interest accrues on the Notes of such Series of Notes (or formula on the basis of which such rate shall be determined) as stated in the applicable Series Supplement.

                  "NOTE REGISTER" means the register maintained pursuant to
SECTION 2.6(A) of this Base Indenture, providing for the registration of the Notes and transfers and exchanges thereof.

                  "NOTEHOLDER" and "HOLDER" means the Person in whose name a
Note is registered in the Note Register.

                  "NOTE" is defined in the recitals to this Base Indenture.

                  "OFFICER'S CERTIFICATE" means a certificate signed by an Authorized Officer of ARG II or the applicable Leasing Company, as the case may be.

                  "OPINION OF COUNSEL" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to ARG II or any Leasing Company, as the case may be. An Opinion of Counsel may, to the extent same is based on any factual matter, rely on an Officer's Certificate as to the truth of such factual matter.

                  "OUTSTANDING" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

                  "PAIRED SERIES" is defined in SECTION 5.5 of this Base Indenture.

                  "PAYING AGENT" is defined in SECTION 2.6(A) of this Base Indenture.

                  "PAYMENT DATE" means the 20th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing May 6, 2002.

                  "PENSION PLAN" means any "employee pension benefit plan", as such term is defined in ERISA, which is subject to Title IV of ERISA and to which any company in the Controlled Group of which such Person is a member has liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

                  "PERMANENT GLOBAL NOTE" is defined in SECTION 2.5(B) of this Base Indenture.

                  "PERMITTED INVESTMENTS" means negotiable instruments or securities maturing on or before the Distribution Date next occurring after the investment therein, payable in Dollars, issued by an entity organized under the laws of the United States of America and represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values; (ii) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated "P-1" by Moody's and "A-1+" or higher by Standard & Poor's and subject to supervision and examination by Federal or state banking or depositary institution authorities; PROVIDED, HOWEVER, that at the earlier of
(x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor's of "A-1+", in the case of certificates of deposit or short-term deposits, or a rating from Standard & Poor's not lower than "AA", in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from Standard & Poor's of "A-l+"; (iv) bankers' acceptances issued by any depositary institution or trust company described in CLAUSE (II) above; (v) investments in money market funds rated "AAm" by Standard & Poor's or otherwise approved in writing by Standard & Poor's; (vi) Eurodollar time deposits having a credit rating from Standard & Poor's of "A-l+"; (vii) repurchase agreements involving any of the Permitted Investments described in CLAUSES (I) and (VI) above and the certificates of deposit described in CLAUSES (II) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of "A-l+" by Standard & Poor's and "P-1" by Moody's or which otherwise is approved as to collateralization by the Rating Agencies; and (viii) any other instruments or securities, if the Rating Agencies confirm in writing that the investment in such instruments or securities will not adversely affect any ratings with respect to any Series of Notes.

                  "PERMITTED LIENS" means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics', materialmen's, landlords', warehousemen's and carrier's Liens, and other Liens imposed by law, securing obligations arising in the ordinary course of business that are not more than thirty days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (iii) Liens permitted under the Group III Leasing Company Indentures, (iv) Liens in favor of the Leasing Company Trustees pursuant to the Group III Leasing Company Indentures and (v) the Liens in favor of the Trustee pursuant to the Series Supplement.

                  "PERSON" means any natural person, corporation, limited liability company, business trust, joint venture, association, company, partnership, joint stock company, corporation, trust, unincorporated organization or Government Authority.

                  "PHYSICAL PROPERTY" means banker's acceptances, commercial paper, negotiable certificates of deposits and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the applicable UCC and are susceptible to physical delivery and Certificated Securities.

                  "POTENTIAL AMORTIZATION EVENTS" means, with respect to any Series of Notes, any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Amortization Event with respect to such Series of Notes.

                  "POTENTIAL ENHANCEMENT AGREEMENT EVENT OF DEFAULT" means an event which, with the giving of notice, the passage of time or both, would constitute an Enhancement Agreement Event of Default under any Enhancement Agreement.

                  "PRINCIPAL TERMS" is defined in SECTION 2.3 of this Base Indenture.

                  "QUALIFIED INSTITUTION" means a depositary institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; PROVIDED, HOWEVER, that at all times such depositary institution or trust company is a member of the FDIC and has (i) from Standard & Poor's a long-term indebtedness rating not lower than AA- and a short-term indebtedness rating of "A-1+" and from Moody's a long-term indebtedness rating not lower than "A2" and a short-term indebtedness rating of "P-1", or (ii) such other rating with respect to which the Rating Agency Confirmation Condition with respect to each Outstanding Series of Notes has been satisfied.

                  "RAPID AMORTIZATION PERIOD" means, with respect to any Series of Notes, the period specified, if any, in the applicable Series Supplement.

                  "RATING AGENCY" means, with respect to each Outstanding Series of Notes, any rating agency or agencies then issuing a rating for (x) such Series of Notes or any class thereof or (y) commercial paper notes issued by an ARG II Committed Purchaser to fund the purchase of such Series of Notes, in each case, at the request of ARG II.

                  "RATING AGENCY CONFIRMATION AND CONSENT CONDITION" with respect to any Series of Notes, has the meaning set forth in the applicable Series Supplement.

                  "RATING AGENCY CONFIRMATION CONDITION" with respect to any Series of Notes, has the meaning set forth in the applicable Series Supplement.

                  "RECORD DATE" means, with respect to any Series of Notes and any Distribution Date, the date specified in the applicable Series Supplement.

                  "REFINANCED VEHICLES" means Group III Eligible Vehicles (a) owned by any Leasing Company or Lessee prior to the Group III Lease Commencement Date under the related Group III Lease (i) which are (A) subject to the lien of the Master Collateral Agent or (B) listed on Schedule II to any Group III Leasing Company Indenture and a first priority lien on which has been assigned to the Master Collateral Agent and (ii) are refinanced by such Leasing Company under the Group III Lease to which it is a party on the Initial Closing Date,
(b) owned by any Group III Additional Lessee prior to the Group III Additional Lessee Closing Date with respect to such Group III Additional Lessee (i) a first priority lien in which has been assigned to the Master Collateral Agent, and
(ii) which are refinanced by such Leasing Company under the Financing Lease to which it is a party on the Group III Additional Lessee Closing Date with respect to such Group III Additional Lessee, (c) owned by such Leasing Company or Lessee and (i) with respect to which the lien of the Master Collateral Agent is noted on the certificate of title and (ii) which are refinanced by such Leasing Company under the Group III Lease to which it is a party on any date after the Group III Lease Commencement Date under such Group III Lease or (d) acquired by a Lessee in a Group III Fleet Purchase Transaction (i) a first priority lien in which has been assigned to the Master Collateral Agent and (ii) which are refinanced by the related Leasing Company under the Financing Lease to which it is a party.

                  "REGISTRAR" is defined in SECTION 2.6(A) of this Base
Indenture.

                  "REGULATION S" is defined in SECTION 2.5(B) of this Base Indenture.

                  "RELATED DOCUMENTS" means, the Group III Related Documents and any Group-Specific Related Documents.

                  "RELATED VEHICLES" is defined in SECTION 2.2 of the Master Collateral Agency Agreement.

                  "REPURCHASE AMOUNT" means, with respect to any Series of Notes, the amount specified in the applicable Series Supplement.

                  "REPURCHASE PERIOD" means, with respect to any Program Vehicle, the period during which such Group III Vehicle may be turned in to the Manufacturer thereof for repurchase or sale at auction pursuant to the applicable Group III Manufacturer Program.

                  "REQUIRED ENHANCEMENT AMOUNT" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

                  "REQUIRED FINANCING LEASE ASSET AMOUNT" means, with respect to any Series of Notes, the amount specified in the applicable Series Supplement.

                  "REQUIRED NOTEHOLDERS" with respect to each Series of Notes, has the meaning set forth in the applicable Series Supplement.

                  "REQUIRED AGGREGATE ASSET AMOUNT" means, on any date of determination, the sum of the Invested Amounts and Required
Overcollateralization Amounts for all Series of Notes on such date.

                  "REQUIRED OPERATING LEASE ASSET AMOUNT" means, with respect to any Series of Notes, the amount specified in the applicable Series Supplement.

                  "REQUIRED OVERCOLLATERALIZATION AMOUNT" means, with respect to each Series of Notes, the amount specified in the applicable Series Supplement.

                  "REQUIRED GROUP III SECURED PARTIES" is defined, with respect to any Series of Notes in the applicable Series Supplement.

                  "REQUIREMENTS OF LAW" means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws, certificate of limited partnership, limited partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

                  "REQUISITE INVESTORS" (i) means, with respect to any non-Segregated Series of Notes, Noteholders holding in excess of 50% of the sum of (a) the aggregate Invested Amount of all outstanding non-Segregated Series of Notes and (b) the sum of the unutilized purchase commitments of the ARG II Committed Purchasers (excluding, for the purposes of making the foregoing calculation, any Notes held by any Affiliate of any Leasing Company (other than an ARG II Committed Purchaser or other Affiliate)) PROVIDED, HOWEVER that, upon the occurrence and during the continuance of an Amortization Event with respect to any Series of Notes held by an ARG II Committed Purchaser, the purchase commitment of such ARG II Committed Purchaser shall be deemed to be zero, or
(ii) with respect to any Segregated Series secured by a particular pool of Group-Specific Collateral, means Noteholders holding in excess of 50% of the sum of (a) the aggregate Invested Amount of all Segregated Series of Notes secured by such pool of Group-Specific Collateral and (b) the sum of the unutilized purchase commitments of the ARG II Committed Purchasers (excluding, for the purposes of making the foregoing calculation, any Notes held by any Affiliate of any Leasing Company (other than an ARG II Committed Purchaser or other Affiliate)), PROVIDED, HOWEVER that, upon the occurrence and during the continuance of an Amortization Event with respect to any Series of Notes held by an ARG II Committed Purchaser, the purchase commitment of such ARG II Committed Purchaser shall be deemed to be zero. Unless otherwise specified, any reference to Requisite Investors shall mean the Requisite Investors with respect to the Series of Notes secured by each pool of Group-Specific Collateral.

                  "RESTRICTED GLOBAL NOTE" is defined in SECTION 2.5(A) of this Base Indenture.

                  "REVISED ARTICLE 8" means Revised Article 8 (1994 Version) (and corresponding amendments to Article 9) as promulgated by the National Conference of Commissioners on Uniform State Laws.

                  "REVOLVING PERIOD" means, with respect to any Series of Notes, the period specified in the applicable Series Supplement.

                  "RULE 144A" is defined in SECTION 2.5(A) of this Base
Indenture.

                  "S&P" or "STANDARD & POOR'S" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SECURITIES INTERMEDIARY" means a "securities intermediary" within the meaning of Section 8-102(a)(14) of Revised Article 8.

                  "SECURITY ENTITLEMENT" means a "security entitlement" within the meaning of Section 8-102(a)(17) of Revised Article 8.

                  "SEGREGATED SERIES" is defined in SECTION 2.3(B) of this Base Indenture.

                  "SERIES CLOSING DATE" means, with respect to any Series of Notes, the date of issuance of such Series of Notes, as specified in the applicable Series Supplement.

                  "SERIES OF NOTES" or "SERIES" means each Series of Notes issued and authenticated pursuant to the Base Indenture and a related Series Supplement.

                  "SERIES SUPPLEMENT" means a supplement to the Base Indenture complying with the terms of SECTION 2.3 of this Base Indenture.

                  "SERIES TERMINATION DATE" means, with respect to any Series of Notes, the date stated in the applicable Series Supplement as the termination date.

                  "SERVICER" means ANC, in its capacity as servicer of Group III Vehicles under the Group III Leases and as master servicer under the Master Collateral Agency Agreement, unless the Master Collateral Agent shall have assumed any duties and obligations of the Servicer pursuant to the applicable provisions of the Master Collateral Agency Agreement, and thereafter "Servicer" shall, to such extent, include the Master Collateral Agent.

                  "SUBORDINATED NOTE" means the subordinated note made by ANC to ARG II which is payable by ANC upon ARG II's demand.

                  "SUBSIDIARY" means, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or (b) that is, at the time any determination is being made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "SUPPLEMENT" means a supplement to the Base Indenture complying with the terms of Article 12 of this Base Indenture.

                  "SUPERMAJORITY NOTEHOLDERS" with respect to each Series of Notes, has the meaning set forth in the applicable Series Supplement.

                  "SWAP AGREEMENT" means one or more interest rate swap contracts, interest rate cap agreements or similar contracts entered into by ARG II in connection with the issuance of a Series of Notes, as specified in the related Series Supplement, providing limited protection against interest rate risks.

                  "TEMPORARY GLOBAL NOTE" is defined in SECTION 2.5(B) of this Base Indenture.

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended.

                  "TRUST OFFICER" means, with respect to the Trustee, any Senior Vice President, Vice President, Assistant Vice President, Assistant Secretary or Assistant Treasurer of the Corporate Trust Office, or any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject, or any successor thereto responsible for the administration of the Base Indenture.

                  "TRUSTEE" means the party named as such in the Indenture until a successor replaces it in accordance with the applicable provisions of the Indenture and thereafter means the successor trustee thereunder.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the specified jurisdiction.

                  "UNCERTIFICATED SECURITY" means an "uncertificated security" within the meaning of the applicable UCC.

                  "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

                  "UNITED STATES SECURITY ENTITLEMENT" means a "Security Entitlement" as defined in 31 C.F.R.ss. 357.2, 24 C.F.R.ss.1.2, 12 C.F.R.ss.912.1, 12 C.F.R.ss.1511.1, 12 C.F.R.ss.615.5450 or 3l C.F.R.ss.354.l.

                  "U.S. GOVERNMENT OBLIGATIONS" means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged as to full and timely payment of such obligations.

                  "U.S. PERSON" means, with respect to persons who are permitted to own beneficial interests in the Notes, a "U.S. person" within the meaning of Regulation S under the Securities Act and, in all other cases, (i) a citizen or resident of the United States or any state thereof, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, (iii) any estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) any trust, if a court within the United States of America is able to exercise primary supervision over the administration of the trust and at least one U.S. Person has the authority to control all substantial decisions of the trust.

                  "U.S. RESIDENTS" has the meaning assigned thereto in the Investment Company Act.

                  "VARIABLE FUNDING NOTE" is defined in SECTION 2.5(D) of this Base Indenture.

                  "VEHICLE TERM" is defined in respect of any Group III Vehicle in the related Group III Lease.

                  "WRITTEN" or "IN WRITING" means any form of written communication, including, without limitation, by means of telex, telecopier device, telegraph or cable.

                                                                     EXHIBIT A-1
                                                        TO ARG II BASE INDENTURE

                          FORM OF TRANSFER CERTIFICATE
  FOR RESTRICTED GLOBAL NOTE TO TEMPORARY GLOBAL NOTE OR PERMANENT GLOBAL NOTE
                                  (TRANSFEROR)


                           [Letterhead of Transferor]

                  Reference is hereby made to the Amended and Restated Base Indenture, dated as of [ ], 2002 (the "BASE INDENTURE"), and the Series [ ] Supplement thereto, dated as of [ ] (the "SERIES [ ] SUPPLEMENT" and together with the Base Indenture, the "INDENTURE") each between ARG II and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. Other terms shall have the meanings assigned to them in Regulation S under the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

                  This letter relates to U.S. $_________ principal amount of Series [ ] Notes (the "Notes") of ARG II which are held in the registered name of [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested a transfer of such Notes to [insert name of transferee].

                  In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

                  (C) the offer of the Notes was not made to a person in the United States;

                  (D) [ at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;]*

                  [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;]*

                  (E) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and


--------------------------------
* Insert one of these two provisions.

                  (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  This letter and the statements contained herein are made for the benefit of ARG II and the Trustee.

                                             [TRANSFEROR]

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:
Dated: ___________, ______

                                                                     EXHIBIT A-2
                                                        TO ARG II BASE INDENTURE

           FORM OF TRANSFER CERTIFICATE FOR RESTRICTED GLOBAL NOTE TO TEMPORARY GLOBAL NOTE OR PERMANENT GLOBAL NOTE (TRANSFEREE)

              [Letterhead of Prospective Note Purchaser/Exchanger]

         In connection with the undersigned's [purchase/exchange] of the Series
[ ] Notes (the "NOTES"), as set forth below its name on the signature page of this letter, issued by ARG II described in the Amended and Restated Base Indenture, dated as of [ ], 2002 (the "BASE INDENTURE") and the Series [ ] Supplement thereto, dated as of [ ] (the "SERIES [ ] SUPPLEMENT" and together with the Base Indenture, the "INDENTURE"), each between ARG II and The Bank of New York, as trustee, the undersigned hereby represents and warrants as follows (capitalized terms used but not defined herein are used as defined in the Indenture):

                  (ii) In connection with its [purchase/exchange] of the Notes:
         (A) ARG II is not acting as a fiduciary or financial or investment adviser for it; (B) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of ARG II other than any statements in a current offering memorandum for such Notes; and (C) such beneficial owner has consulted its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to this Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by ARG II.

                  (iii) It understands that such Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, such Notes have not been and will not be registered under the Securities Act, and, if in the future such beneficial owner decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legend on such Notes. Such beneficial owner acknowledges that no representation has been made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Notes.

                  (iv) It is neither a "U.S. PERSON" as defined in Regulation S nor a "U.S. RESIDENT" (for purposes of the Investment Company Act) and is acquiring the Notes in reliance on the exemption from registration provided by Regulation S.

                  (v) It is aware that in the case of Temporary Global Notes, except as otherwise provided in the Indenture, such Notes will be represented (A) initially by one or more Temporary Global Notes and (B) thereafter by one or more Permanent Global Notes, and that in each case beneficial interests therein may be held only through Euroclear or Clearstream.

                  (vi) It understands that ARG II and the Trustee and its counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

                  (vii) It will provide notice to each Person to whom it proposes to transfer any interest in the Notes of the transfer restrictions and representations set forth in SECTION 2.9 of the Indenture, including the exhibits referenced herein.

Name of Purchaser:                              Dated:
                  --------------------------          --------------------------

By:
   ------------------------------
Name:
Title:

Aggregate principal amount of:

Series [     ] Notes:  $
                         --------------

Taxpayer identification number:
                                ----------------

Address for notices:



Wire transfer information for payments:

Bank:
      --------------------------------

Address:



Bank ABA#:
           --------------------------------

Account #:
           --------------------------------

Telephone:
           --------------------------------

Facsimile:
           --------------------------------

Attention:
           --------------------------------

Registered name:
                 --------------------------

                                                                     EXHIBIT A-3
                                                        TO ARG II BASE INDENTURE


             FORM OF TRANSFER CERTIFICATE FOR TEMPORARY GLOBAL NOTE
         OR PERMANENT GLOBAL NOTE TO RESTRICTED GLOBAL NOTE (TRANSFEROR)


                           [Letterhead of Transferor]


                  Reference is hereby made to the Amended and Restated Base Indenture, dated as of [ ], 2002 (the "BASE INDENTURE"), and the Series [ ] Supplement thereto, dated as of [ ] (the "SERIES [ ] SUPPLEMENT" and together with the Base Indenture, the "INDENTURE"), each between ARG II and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. Other terms shall have the meanings assigned to them in Rule 144A under the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

                  This letter relates to U.S. $_________ principal amount of Series [ ] Notes (the "NOTES") of ARG II which are held in the registered name of [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested a transfer of such Notes to [insert name of transferee].

                  In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and such transferee is aware that the sale to it is being made in reliance upon Rule 144A, and any applicable securities laws of any state of the United States or any other jurisdiction.

                  This letter and the statements contained herein are made for the benefit of ARG II and the Trustee.

                                                [TRANSFEROR]

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:



Dated: ______________,  _____

                                                                     EXHIBIT A-4
                                                        TO ARG II BASE INDENTURE


             FORM OF TRANSFER CERTIFICATE FOR TEMPORARY GLOBAL NOTE
         OR PERMANENT GLOBAL NOTE TO RESTRICTED GLOBAL NOTE (TRANSFEREE)

              [Letterhead of Prospective Note Purchaser/Exchanger]


         In connection with the undersigned's [purchase/exchange] of Series [ ] Notes (the "NOTES"), as set forth below its name on the signature page of this letter, issued by ARG II, described in the Amended and Restated Base Indenture, dated as of [ ], 2002 (the "BASE INDENTURE"), and the Series [ ] Supplement thereto, dated as of [ ] (the "SERIES [ ] SUPPLEMENT" and together with the Base Indenture, the "INDENTURE"), between ARG II and The Bank of New York, as trustee, the undersigned hereby represents and warrants as follows (capitalized terms used but not defined herein are used as defined in the Indenture):

                  (i) In connection with its [purchase/exchange] of the Notes:
         (A) ARG II is not acting as a fiduciary or financial or investment adviser for it; (B) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of ARG II than any statements in a current offering memorandum for such Notes; and (C) such beneficial owner has consulted its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to this Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by ARG II.

                  (ii) It understands that such Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, such Notes have not been and will not be registered under the Securities Act, and, if in the future such beneficial owner decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legend on such Notes. Such beneficial owner acknowledges that no representation has been made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Notes.

                  (iii) It (A) is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act; (B) is aware that the sale of the Notes to it (other than the initial sale by ARG II) is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and understands that the Notes offered in reliance on Rule 144A will bear the appropriate legend (set forth in the Indenture); (C) is acquiring its beneficial interest for its own account or for one or more accounts, each of which is a "qualified institutional buyer", and as to which the beneficial owner exercises sole investment discretion, and in a principal amount of not less than $1,000,000 for the beneficial owner and each such account; and (D) will provide notice of these transfer restrictions to any transferee from it. Such beneficial owner understands and agrees that any purported transfer of an interest in the Notes to a beneficial owner that does not comply with the requirements of this paragraph 4 shall be null and void AB INITIO. It understands that in the event that at any time ARG II or the Trustee determines that such beneficial owner was in breach, at the time given, of any of the representations or agreements set forth in this paragraph 4, ARG II and the Trustee will consider the acquisition of the related interest in the Notes void and may require that the related interest in the Notes be transferred to a person designated by ARG II.

                  (iv) It understands that ARG II and the Trustee and its counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

                  (v) It will provide notice to each Person to whom it proposes to transfer any interest in the Notes of the transfer restrictions and representations set forth in SECTION 2.9 of the Indenture, including the exhibits referenced herein.

Name of Purchaser:                                Dated:
                   ---------------------------          ------------------------

By:
    ------------------------------
Name:
Title:

Aggregate principal amount of:

Series [      ] Notes:  $
                          -------------------

Taxpayer identification number:
                                ---------------------

Address for notices:



Wire transfer information for payments:

Bank:
       ----------------------------------------

Address:



Bank ABA#:
            --------------------------------

Account #:
            --------------------------------

Telephone:
            --------------------------------

Facsimile:
            --------------------------------

Attention:
            ------

                                                                       EXHIBIT B
                                                        TO ARG II BASE INDENTURE


                       FORM OF CLEARING SYSTEM CERTIFICATE


ARG Funding Corp. II
7700 France Avenue South
Minneapolis, MN 55435
Attn: Jason Smith

Asset Backed Securities
5 Penn Plaza - 16th Floor
New York, NY 10001
Attn: John Bobko

                  Reference is hereby made to the Amended and Restated Base Indenture dated as of [ ], 2002 (the "BASE INDENTURE") between ARG II, as Issuer, and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Base Indenture.

                  This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmissions from noteholders appearing in our records as persons being entitled to a portion of the original principal amount of the Series 2002-1 Notes, Class A-_ (the "NOTES") equal to, as of the date hereof, U.S.$_________ (our "NOTEHOLDERS"), certificates with respect to such portion, substantially to the effect set forth in Exhibit C to the Base Indenture.

                  We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Global Note excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Noteholders to the effect that the statements made by such Group III Noteholder with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as at the date hereof. We understand that this certification is required in connection with certain securities laws of the United States.

                  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorized you to produce this certification to any interested party in such proceedings.

Dated: __________, 200_(1)


                                                Yours faithfully,

                                                EUROCLEAR BANK S.A./N.V., as
                                                operator of the Euroclear System

                                                or

                                                CLEARSTREAM BANKING,
                                                Societe Anonyme


                                                By:________________________
                                                   Name:
                                                   Title:






--------------------------------
(1) To be dated no earlier than the earliest of the Exchange Date or the relevant Interest Payment or the redemption date (as the case may be).

                                                                       EXHIBIT C
                                                        TO ARG II BASE INDENTURE


                   FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP


Re:    ARG Funding Corp. II
       Rental Car Asset Backed Notes, Series _____, Class __  (the "SECURITIES")


                  If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "ACT"), then this is to certify that, except as set forth below, (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. persons or (b) U.S. persons who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. persons (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230-902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the terms "U.S. person" has the meaning given to it by Regulation S under the Act.

                  As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "Possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                  We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

                  This certification excepts and does not relate to U.S.$_________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

                  We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Date: ________, 20__(1)


By: _______________________

                  As, or as agent for, the beneficial owner(s) of the Securities to which this certificate relates.









--------------------------------
(1) Not earlier than 15 days prior to the certification event to which the certification relates.


                                       2